SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

                           (Amendment No. 1)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                             JAYARK CORPORATION
______________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No Fee Required
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

1)  Title of each class of securities to which transaction applies:

     Common Stock, par value $.01

2)  Aggregate number of securities to which transaction applies:

     359,123 shares of Common Stock

3)  Per unit price or other underlying value of transaction






    computed pursuant to Exchange Act Rule O-11:1

    The filing fee is based upon the product of 359,123 shares of Common Stock and the merger consideration of $.40 per share. In accordance with Section 14 (g) of the Securities

    Exchange Act of 1934, the filing fee was determined by calculating a fee of $80 per $1,000,000 of the amount calculated pursuant to the preceding sentence.

4)  Proposed maximum aggregate value of transaction:

    $143,650

5)  Total Fee Paid:

    $11.62

[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)  Amount Previously Paid:


	2)  Form, Schedule or Registration Statement No.:

	3)  Filing Party:

      4)  Date Filed:



                     JAYARK CORPORATION
                         300 Plaza Drive
                    Vestal, New York 13850

TO OUR STOCKHOLDERS:

You are cordially invited to attend a special meeting of the stockholders of Jayark Corporation("Jayark") to be held at 10:00 a.m., local time, on ____________, at the offices of Jayark at

300 Plaza Drive, Vestal New York 13850.  The accompanying Proxy
Statement is dated ____________ and is being first mailed to our stockholders on or about ____________.

At the special meeting, you will be asked to consider and vote upon the adoption of an Agreement and Plan of Merger, dated February
3, 2003, providing for the merger of J Merger Corp., a newly formed Delaware corporation ("Merger Corp."), into Jayark. Merger Corp. is a wholly owned subsidiary of J Acquisition Corp., a Nevada corporation ("Parent"), which was formed for the purpose of the merger and is owned by certain officers and directors of Jayark and their affiliates, including the following persons:

     -  David Koffman, the Chairman, President, Chief Executive
        Officer and a Director of Jayark

     - Vulcan Properties, Inc., a corporation owned by the wife of Arthur Cohen

     -  Frank Rabinovitz, the Executive Vice President, Chief
        Operating Officer and a Director of Jayark

     -  Jeffrey Koffman, a Director of Jayark

     -  Burton I. Koffman, the father of David Koffman

     -  Ruthanne Koffman, the wife of Burton I. Koffman

     -  Certain entities affiliated with the Koffman family

In the merger, each outstanding share of our common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of Jayark adopt the merger agreement, Jayark will no longer be a publicly-traded company.

We cannot complete the merger unless we obtain the following vote to adopt the merger agreement:

     - The affirmative vote of holders of a majority of the outstanding shares of our common stock.


Parent has agreed to vote all shares of our common stock owned by it in favor of the adoption of the merger agreement. As of the record date for the special meeting, Parent beneficially owned approximately 87% of our outstanding common stock.

Our Board of Directors has unanimously approved the merger agreement. In addition, the Board of Directors has engaged Kirlin Securities, Inc. to render a written opinion as to the fairness from a financial point of view to the public stockholders of Jayark
(other than the officers and directors of Jayark and their affiliated entities, including Parent). The written opinion

                              1

of Kirlin Securities, Inc. is included in the attached proxy statement as Appendix B and you should read it carefully for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by them in rendering its opinion.

Any stockholder who does not vote in favor of adopting the merger agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court. A copy of Section 262 of the Delaware General Corporation Law is included in the attached proxy statement as Appendix C. Appraisal rights are subject to a number of restrictions and technical requirements described in the attached proxy statement.

The accompanying proxy statement explains the proposed merger and provides specific information concerning the merger agreement and the special meeting. We urge you to read these materials completely and carefully, including the merger agreement and other appendices.

Whether or not you plan to attend the special meeting, we request that you complete, date, sign and return the enclosed proxy card promptly in the enclosed pre-addressed postage-paid envelope. Failure to return a properly executed proxy card or vote at the special meeting will have the same effect as a vote against the adoption of the merger agreement. Your vote is very important, so please take the time to vote your shares on this matter.

By Order of the Board of Directors

David L. Koffman
____________

                               2
             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ____________


TO OUR STOCKHOLDERS:

The Special Meeting of Stockholders of Jayark Corporation, a
Delaware corporation ("Jayark"), will be held at the offices of


Jayark at 300 Plaza Drive, Vestal, New York 13850 at 10:00 a.m., local time, on ____________, for the following purposes:

(1) To approve the Agreement and Plan of Merger dated as of February 3, 2003, by and among Jayark Corporation ("Jayark"), J Acquisition Corp., a Delaware corporation ("Parent"), and
J Merger Corp., a Delaware corporation ("Merger Corp."), pursuant to which Merger Corp. will merge with and into Jayark with Jayark being the surviving corporation (the "Merger"), and each of the transactions contemplated thereby, including, without limitation, the Merger; and

(2) To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of record of Jayark common stock, par value $.01 per share, at the close of business on ____________ are entitled to notice of the Special Meeting and to vote at the Special Meeting. As of ___________, there were 2,766,396 shares of Jayark common stock outstanding. The accompanying Proxy Statement is dated ____________, and is being first mailed to stockholders on or about ____________.

Stockholders are cordially invited to attend the meeting in person. Whether planning to attend the meeting or not, stockholders are urged to complete, date and sign the enclosed Proxy and to return it promptly. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Special Meeting. Proxies may be revoked by delivering to

Mr. Robert C. Nolt, Secretary, Jayark Corporation, 300
Plaza Drive, Vestal, New York 13850, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering to the Secretary a subsequently dated Proxy relating to the same shares or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy).
The enclosed, addressed envelope requires no postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Robert C. Nolt, Secretary
____________

                                 3



                         TABLE OF CONTENTS
Description                                           Page

Summary Term Sheet                                      1

Summary Term Sheet-Vote Required                        2

Summary Term Sheet - Dissenters' and Appraisal Rights   3

Summary Term Sheet - Sources of Funds; Financing
 of the Merger                                          3

Questions and Answers About the Meeting                 3

Summary Financial Information                           7

Summary Historical Financial Information of Jayark      7

Per Share Market Price and Dividend Information         8

Introduction                                            8

Voting of Shares                                        9

Special Factors - Background of the Merger Agreement   10

Special Factors - The Effects of the Merger            12

Special Factors - Financing Effects of the Merger;
 Financing of the Merger                               13

The Effects of the Merger - Effects on Affiliates      13

The Effects of the Merger - Effects on
 Unaffiliated Stockholders                             14

Recommendation of the Board of Directors; Fairness
 of the Merger Proposal	                               16

Parent's Determination of Fairness of the Merger
 Proposal                                             21

Conduct of Jayark's Business After the Merger          21
Security Ownership of Certain Beneficial Owners
 and Management                                        22

Proposal One - Approval of the Merger Agreement        24

The Parties                                            24

Effect on Stockholders                                 24

Reasons for the Merger                                 24

Effect of the Merger Proposal on Jayark
 Unaffiliated Stockholders                             26

Table of Contents Continued
Description                                           Page

Effect of the Merger Proposal on Jayark                26

The Merger Agreement                                   31


The Merger Agreement - Conditions to the
 Completions of the Merger                             33

Appendix A - Agreement and Plan of Merger	             A-1

Appendix B - Written Opinion of Kirlin Securities,
 Inc.                                                  B-1

Appendix C - Appraisal Rights                          C-1

Appendix D - Jayark Corporation's Report on Form 10Q
            for the Nine Months Ending January 31, 2003 D-1

Appendix E - Jayark Corporation Report on Form 10K for
            the Fiscal Year Ending April 30, 2002      E-1


                         CERTAIN DEFINITIONS

As used in this proxy statement, "Jayark," "we," "our," "ours," "us" and the "Company" refer to Jayark Corporation and all of its subsidiaries. "Merger Corp." refers to J Merger Corp., "Parent" refers to J Acquisition Corp. and "merger agreement" refers to the Agreement and Plan of Merger dated as of February 3, 2003 by and between Jayark, Parent and Merger Corp.

                        SUMMARY TERM SHEET

THE FOLLOWING SUMMARY TERM SHEET, TOGETHER WITH THE
"QUESTIONS AND ANSWERS ABOUT THE MEETING" AND "QUESTIONS
AND ANSWERS ABOUT THE MERGER" FOLLOWING THIS SUMMARY
TERM SHEET, HIGHLIGHT SELECTED INFORMATION FROM THE

PROXY STATEMENT
ABOUT OUR PROPOSED MERGER AND THE SPECIAL MEETING. THIS SUMMARY TERM SHEET AND THE QUESTION AND ANSWER SECTIONS MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO BETTER UNDERSTAND AND FOR A MORE COMPLETE DESCRIPTION OF THE MERGER AND THE OTHER MATTERS ON WHICH YOU WILL VOTE, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND ALL OF ITS APPENDICES BEFORE YOU VOTE. FOR YOUR CONVENIENCE, WE HAVE DIRECTED YOUR ATTENTION IN PARENTHESES TO THE LOCATION IN THIS PROXY

STATEMENT WHERE YOU CAN FIND A MORE COMPLETE DISCUSSION
OF EACH ITEM LISTED BELOW.

THE MERGER

THE MERGER AGREEMENT. (Page 31)

On February 3, 2003 we signed the merger agreement, under which Jayark would merge with Merger Corp., a newly formed Delaware corporation. Under the terms of the merger agreement, if the merger is completed:


o Jayark stockholders as of the effective date of the merger, other than Merger Corp. and stockholders who have perfected their dissenters' rights under Delaware law, will be entitled to receive a cash payment of $.40 per share.

o the officers and directors of Jayark at the effective time of the merger will be the officers and directors of Jayark immediately after the merger.

THE PARTIES. (Page 24)

o     Jayark is a Delaware corporation.

o Parent is a recently-formed Nevada corporation organized for the purpose of the merger. Parent is wholly-owned by officers and directors of Jayark and their affiliates.


o Merger Corp. is a recently-formed Delaware corporation and wholly owned subsidiary of Parent organized for the purpose of the merger.

 o     The principal executive offices of each of Jayark, Parent
and Merger Corp. are located at 300 Plaza Drive, Vestal, New York
13850.
                                 1

o     The telephone number for each of Jayark, Parent and Merger
Corp. is 607-729-9331.

VOTING OF SHARES.  (Page 9)

Approval of the merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock.

Parent has agreed to vote all shares of our common stock owned by it in favor of the adoption of the merger agreement. As of the record date for the special meeting, Parent beneficially owned approximately 87% of our outstanding common stock. Approval of the merger is therefore assured.


EFFECTS OF THE MERGER. (Page 13)

As a result of the merger:

o The registration of Jayark common stock under the Securities Exchange Act of 1934 will terminate. Because of this, the merger is considered a "going private" transaction;

o cashed-out stockholders will no longer have an interest in or be a stockholder of Jayark and, therefore, they will not be able to participate in Jayark's future earnings and growth, if any;

REASONS FOR THE MERGER. (Page 24)

Our primary reason for the merger is that after the merger our shares will no longer be registered under the Securities
Exchange Act and we will therefore no longer incur the costs of maintaining our registration. For more information on our reasons for the merger, please see page 17 of this proxy statement.

BACKGROUND OF THE MERGER PROPOSAL. (Page 10)

Please see "SPECIAL FACTORS - Background of the Merger Proposal" on page 10 for a discussion of the events leading up to the signing of the merger agreement.

CONDITIONS TO THE COMPLETION OF THE MERGER. (Page 33)

The completion of the merger depends upon the satisfaction of a number of conditions, unless waived, including:

 o approval of the merger agreement by the holders of a majority of the outstanding

o    shares of common stock; and



o    no litigation is pending regarding the merger.

U.S. FEDERAL INCOME TAX CONSEQUENCES. (Page 15)

The receipt of cash by certain stockholders in the merger will be taxable for federal income tax purposes.

TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES
TO YOU OF THE MERGER WILL DEPEND ON YOUR OWN SITUATION. TO
REVIEW THE MATERIAL TAX CONSEQUENCES IN GREATER DETAIL,
                                2
PLEASE READ THE DISCUSSION UNDER "SPECIAL FACTORS - CERTAIN
U.S. FEDERAL INCOME TAX CONSEQUENCES."

DISSENTERS' AND APPRAISAL RIGHTS. (Page 27)

Under Delaware law, you are entitled to dissent from the merger and you may have appraisal rights in connection with the merger. To exercise your appraisal rights, you must comply with all procedural requirements of Delaware law. A description of the relevant sections of Delaware law is provided in "PROPOSAL ONE - FAILURE
TO TAKE ANY STEPS REQUIRED BY DELAWARE LAW MAY RESULT
IN A TERMINATION OR WAIVER OF YOUR APPRAISAL RIGHTS.

FINANCIAL EFFECTS OF THE MERGER; FINANCING OF THE MERGER.
(Page 13)

We estimate that the total funds required to fund the payment of the consideration to be paid to cashed-out stockholders and to pay fees and expenses relating to the merger will be approximately $254,000. These amounts will be paid for through our available working capital.

RECOMMENDATION OF THE BOARD OF DIRECTORS. (Page 16)

Our Board of Directors believes that the merger agreement is fair to and in the best interests of Jayark and its unaffiliated stockholders, and unanimously recommends that stockholders of Jayark vote "For" the approval of the merger agreement. As used in this proxy statement, the term "affiliated stockholders" means Parent and its stockholders and all officers, directors and control persons of Jayark, and the term "unaffiliated stockholder" means any stockholder other than an affiliated stockholder.

OPINION OF KIRLIN SECURTIES, INC.  (Page 19)

In connection with the merger, the Board of Directors obtained the opinion of Kirlin Securities, Inc. which delivered its opinion to the Board of Directors on February 4, 2003 to the effect that the $.40 per share cash consideration is fair, from a financial point of view, to the unaffiliated stockholders of Jayark other than parent. You should be aware, however, that the opinion was based upon and is subject to important limitations and qualifications and the Kirlin Securities, Inc. did not make a presentation to the Board, but merely rendered its opinion. The full text of the opinion is attached as Appendix B to this proxy statement.

THE SPECIAL MEETING

The Special Meeting of Stockholders of Jayark will be held at the offices of Jayark at 300 Plaza Drive, Vestal, New York, NY 13850 at 10:00 a.m., local time, on ____________. At the Special Meeting, you will be asked to consider the following proposal:

o the approval of the merger agreement, pursuant to which Merger Corp. will merge with and into Jayark with Jayark being the surviving corporation, and each of the transactions contemplated thereby, including the merger.

QUESTIONS AND ANSWERS ABOUT THE MEETING


Q:     WHY DID YOU SEND ME THIS PROXY STATEMENT?

A:     We sent you this proxy statement and the enclosed proxy card
                                 3

because our Board of Directors is soliciting your votes for use at a Special Meeting of Stockholders.


This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this proxy statement, Notice of Special Meeting and the enclosed proxy card on or about ____________ to all stockholders entitled to vote. Holders of our common stock are entitled to vote at the Special Meeting. The record date for those entitled to vote is _____________. On ______________, there were 2,766,396 shares of our common stock outstanding. Stockholders are entitled to one vote for each share of common stock held as of the record date.


Q:     WHAT IS THE TIME AND PLACE OF THE SPECIAL MEETING?

A:     The Special Meeting will be held at the offices of Jayark
at 300 Plaza Drive, Vestal, New York 13850 at 10:00 a.m., local time, on ____________.


Q:     WHAT AM I BEING ASKED TO VOTE ON?

A:     You are being asked to vote on the approval of the merger
agreement between Jayark, Parent and Merger Corp., pursuant to which Merger Corp. will merge with and into Jayark. As a result of the merger, each outstanding share of our common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which shares will be subject to appraisal in accordance with the Delaware law. After the merger, Jayark intends to "go private" and end its reporting obligations with the SEC.


Q:     WHO MAY BE PRESENT AT THE SPECIAL MEETING AND WHO MAY
VOTE?

A:     All holders of our common stock and other interested
persons may attend the Special Meeting in person. However, only holders of our common stock of record as of _________________ may cast their votes in person or by proxy at the Special Meeting.


Q:     WHAT IS THE VOTE REQUIRED?


A:      The proposal to approve the merger agreement must receive
the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock. If you do not vote your shares or if you abstain from voting on this matter, your shares will not be included in the determination of the voting power present at the Special Meeting. If you do not instruct your broker on how to vote on this proposal, your shares will not be included in the determination of the voting power present at the Special Meeting.

Q:     WHO IS SOLICITING MY PROXY?

A:     The Board of Directors of Jayark.


Q:     WHAT IS THE RECOMMENDATION OF OUR BOARD OF DIRECTORS
                                 4

REGARDING THE PROPOSALS?

A:     Our Board of Directors has determined that the merger is
advisable and in the best interests of Jayark and its unaffiliated stockholders. Our Board of Directors has, therefore, unanimously approved the merger agreement and recommends that you vote "FOR" approval of this matter at the Special Meeting.


Q:     WHAT DO I NEED TO DO NOW?

A:     Please sign, date and complete your proxy card and promptly return it in the enclosed, self addressed, prepaid envelope so that your shares can be represented at the Special Meeting.


Q:     IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY
BROKER VOTE MY SHARES FOR ME?

A:     Your broker will vote your shares for you ONLY if you instruct your broker how to vote for you. Your broker should mail information to you that will explain how to give these instructions.


Q:     CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY
CARD?

A:     Yes. Just send by mail a written revocation or a later-dated, completed and signed proxy card before the Special Meeting or simply attend the Special Meeting and vote in person. You may not change your vote by facsimile or telephone.


Q:     WHAT IF I DON'T SEND BACK A PROXY CARD OR VOTE MY SHARES
IN PERSON AT THE SPECIAL MEETING?

A:     If you don't return your proxy card or vote you shares in
person at the Special Meeting, each of those shares will be treated as a not present at the Special Meeting and will not be included in the voting power present.

Q:     SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A:     No. After the merger is completed, we will send instructions on how to receive any cash payments you may be entitled to receive.


Q:     WHAT WILL I RECEIVE IN THE MERGER?

A:     All holders of Jayark common stock as of the effective date of the merger, other than Parent and stockholders who have perfected their dissenters' rights under Delaware law, will be entitled to receive $.40 in cash for each share they own.


Q:     HOW WILL JAYARK BE OPERATED AFTER THE MERGER?
                                 5
A:     After the merger, Jayark will be a privately-held company.

Jayark expects its business and operations to continue as they are currently being conducted and, except as disclosed in this proxy statement, the merger is not anticipated to have any effect upon the conduct of such business. As a result of the merger, stockholders of Jayark who receive cash for their shares in the merger will no longer have a continuing interest as stockholders of Jayark and will not share in any future earnings and growth of Jayark.


Q:     WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A:     We are working toward completing the merger as quickly as

possible and we expect the merger to be completed shortly after the Special Meeting.


Q:     WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE
MERGER TO ME?

A:     The receipt of cash in the merger will be taxable for federal income tax purposes. Stockholders who do not receive cash in the merger should not be subject to taxation as a result of the merger. The only stockholder that will not receive cash in the merger will be J. Acquisition Corp. All other stockholders will receive cash in the merger. To review the material tax consequences in greater detail, please read the discussion under "SPECIAL FACTORS - U.S.
Federal Income Tax Consequences."

                 SUMMARY FINANCIAL INFORMATION

       SUMMARY HISTORICAL FINANCIAL INFORMATION OF JAYARK

The following summary historical consolidated financial data for Jayark for the fiscal years ended April 30, 2000, 2001 and 2002, was derived from the audited consolidated financial statements of Jayark. The unaudited historical consolidated financial data of Jayark as of and for the nine months ended January 31, 2002 and 2003 was derived from Jayark's unaudited interim consolidated financial statements which, in the opinion of management of Jayark, have been prepared on the same basis as the audited consolidated financial statements and include all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation of the financial data for such periods. The statement of operations data for the nine months ended January 31, 2003 is not necessarily indicative of results for a full year. This financial information is only a summary and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of Jayark and the notes thereto included in our 2002 Annual Report to Stockholders and our Quarterly Report on Form 10-Q for the quarter ended January 31, 2002, and the "Selected Historical Financial
Data" included elsewhere in this proxy statement.


                      Summary Consolidated Financial Information

                    Nine Months Ended       Years Ended April 30,
                     January 31,

                      2003      2002       2002     2001     2000

                     (in thousands, except number of shares and per
                                       share amounts)
Statement of Operations:
Net Revenues         $7,929     $8,967    $11,416   $12,886  $13,198
Income (Loss) from
Continuing Operations($15) ($84)      ($99)    ($501)     $331
Income (Loss) from
Discontinued Operations $--        $--        $--       $--      $210
Net Income (Loss)    ($15) ($84)     ($99)    ($501)     $541
Weighted Average Common
Shares              2,766,396  2,766,396  2,766,396 2,766,396 2,766,396
Basic and Diluted Income
(Loss) per Common Share from
Continuing Operations  ($.03)      ($.06)     ($.04)    ($.18)      $.12
Basic and Diluted Income
(Loss) per Common Share from
Discontinued Operations $--        $--        $--       $--       $.08

Balance Sheet Data:

Total Assets         $2,623   $2,765      $2,884    $3,757     $3,239
Long Term
 Obligations         $2,271   $2,047      $2,195    $2,083     $1,279
Working Capital      $1,335   $1,233      $1,325      $974       $359
Stockholders'
 Deficit              ($580)   ($555)      ($484)    ($646)     ($146)

PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

Effective July 10, 1997, Jayark's common stock was delisted due to the non-compliance with NASDAQ's minimum capital and surplus requirement. Bid quotations for the common stock may be obtained from the "pink sheets" published by the National Quotation
Bureau, and the common stock is traded in the over-the-counter market.

The following table presents the fiscal quarterly high and low trade prices of Jayark's common stock for the periods indicated, in each fiscal year as reported by NASDAQ. As of January 31, 2003, there were approximately 426 stockholders of record of common stock.

Jayark has not paid any dividends on its common stock during the last five years and does not plan to do so in the foreseeable future.
              2003 Common Stock   2002 Common Stock   2001 Common Stock
                 Trade Price         Trade Price         Trade Price
              High         Low    High        Low      High        Low
First Quarter  .31         .28     .46        .35        .81       .25
Second Quarter .25         .24     .45        .28       2.81       .55
Third Quarter  .24         .21     .30        .22       1.44       .75
Fourth Quarter .38         .34     .50        .30        .75       .35

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

"FORWARD LOOKING STATEMENTS" ARE THOSE STATEMENTS THAT
DESCRIBE MANAGEMENT'S BELIEFS AND EXPECTATIONS ABOUT THE
FUTURE. WE HAVE IDENTIFIED FORWARD-LOOKING STATEMENTS BY
USING WORDS SUCH AS "ANTICIPATE," "BELIEVE," "COULD," "ESTIMATE,"
"MAY," "EXPECT," AND "INTEND." ALTHOUGH WE BELIEVE THESE
EXPECTATIONS ARE REASONABLE, OUR OPERATIONS INVOLVE A
NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THOSE DESCRIBED
IN THIS PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION. THEREFORE, THESE TYPES
OF STATEMENTS MAY PROVE TO BE INCORRECT. FURTHER, THE SAFE

HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933,
AS AMENDED, AND SECTION 21E OF THE SECURITIES AND EXCHANGE

ACT OF 1934, AS AMENDED, DO NOT APPLY TO THE MERGER.


                           INTRODUCTION

GENERAL

The accompanying Proxy is solicited by and on behalf of the Board of Directors of Jayark for use at the Special Meeting of Stockholders to be held on ______________ , at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournments thereof. The original solicitation will be made by mail. The total expense of such solicitation will be borne by Jayark and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of Proxies may be made personally, electronically or by telephone following the original solicitation. All further solicitation will be by regular employees of Jayark, who will not be additionally compensated therefor.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Special Meeting. Proxies may be revoked by delivering to the Secretary of Jayark, Mr. Robert C. Nolt, 300 Plaza Drive, Vestal, New York 13850, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering to the Secretary a subsequently dated Proxy relating to the same shares or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy).

All shares entitled to vote represented by a properly executed and unrevoked Proxy received in time for the meeting will be voted at the meeting in accordance with the instructions given, but in the absence of instructions to the contrary, such shares will be voted FOR the proposal to approve the merger agreement. Persons empowered as Proxies will also be empowered to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof, except that discretionary authority on the part of the Proxies will be limited to matters of which we did not have notice a reasonable time before our mailing of this Proxy Statement and the Proxy. The Proxy Statement and Proxy are being mailed to stockholders on or about ______________.


ANNUAL REPORT AND QUARTERLY REPORT

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2002, and our Quarterly Report on Form 10-Q for the quarter ended
January 31, 2003 are attached to this Proxy Statement as Appendices D and E.


VOTING OF SHARES

Holders of record of common stock of Jayark at the close of business on ______________, the record date for those entitled to notice of the meeting, will be entitled to vote at the Special Meeting. The proposal to approve the merger agreement must receive the affirmative vote of at least a majority of the outstanding shares of Jayark common stock. With respect to any matter other than the approval of the merger agreement, the vote of the holders of a majority of the shares present or represented by proxy at the meeting and entitled to vote shall be the act of the stockholders, unless the vote of a different number is required by the General
Corporation Law of Delaware or the Certificate of Incorporation of Jayark. As of the record date, there were 2,766,396 issued and outstanding shares of common stock held of record by 426 stockholders.

As of February 3, 2003, the Parent has agreed to vote all shares of our common stock owned by it in favor of the adoption of the merger agreement. As of the record date for the special meeting, Parent beneficially owned 87% of our common stock. The vote by Parent will be sufficient by itself to approve the merger. No other stockholders have disclosed to Jayark how they intend to vote on these matters.

QUORUM

A quorum for the transaction of business at the Special Meeting consists of holders of a majority of the outstanding shares of Jayark's common stock, present in person or by proxy. In the event that less than a majority of the outstanding shares are present at the Special Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Special Meeting from time to time without further notice, until a quorum shall be present or represented. The Proxies will not use their discretionary authority to adjourn or postpone the Special Meeting in order to solicit additional proxies.

Abstentions and broker non-votes (shares held by broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum at the Special Meeting. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.


PROXIES

Stockholders may vote at any meeting of the stockholders by proxies duly authorized in writing. Proxies with rubber stamped facsimile signatures may be used and unexecuted proxies may be counted upon receipt of a photographic, photo-static, facsimile or similar reproduction of an executed proxy from the stockholder. Proxies meeting these requirements submitted at any time prior to the votes being taken during the Special Meeting will be accepted.

SPECIAL FACTORS

BACKGROUND OF THE MERGER PROPOSAL

Of Jayark's approximately 426 current record stockholders, approximately 390 hold fewer than 1,000 shares. Collectively, the approximately 390 record holders holding fewer than 1,000 shares (approximately 91% of all record holders) own an aggregate of approximately 21,302 shares, representing approximately .76% of Jayark's outstanding shares. The Board and Jayark's management are of the view that the recurring expense and burden of maintaining these small stockholder accounts coupled with the costs associated with maintaining registration of Jayark's common stock under
Section 12 of the Securities Exchange Act is not cost efficient for Jayark. Additionally, Jayark believes that there is a very limited market for the shares of Jayark's common stock and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-reporting corporation.

In making this determination, the Board of Directors considered other means of achieving the same result but rejected these alternatives because the Board believed that the Merger would be simpler and less costly. These alternatives were:


o A TENDER OFFER AT A SIMILAR PRICE PER SHARE. The Board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record shareholders so as to accomplish the going private objective and reducing recurring costs. The Board found it unlikely that many holders of small numbers of shares would make the effort to tender their shares.

o A REVERSE STOCK SPLIT. This alternative would accomplish the objective of reducing the number of record shareholders, assuming approval of the reverse stock split by Jayark's stockholders. In a reverse stock split, Jayark would acquire the interests of the cashed-out stockholders pursuant to an amendment to Jayark's Certificate of Incorporation to reduce the number of issued and outstanding shares of common stock such that the cashed-out stockholders would own less than one full share of Jayark common stock. Jayark would then distribute cash for the resulting fractional share interests. Since the reverse stock split and the merger would both achieve the same objective of reducing the number of record stockholders, the Board chose the merger as the superior method as it would ensure that the cashed-out stockholders would receive dissenters' rights under the General Corporation Law of Delaware (the "DGCL"). Dissenters' rights would not be available under the DGCL to the cashed-out stockholders in a reverse stock split.

The proposal for a Merger (the "Merger Proposal") is being made at
                                     10
this time because the sooner the proposal can be implemented, the sooner Jayark will cease to incur the expenses and burdens and the sooner stockholders who are to receive cash in the merger will receive and be able to reinvest or otherwise make use of such cash payments.

After consideration of the various alternatives described above, the Board determined that the Merger Proposal was the best choice for the stockholders and Jayark.

The Board determined that the positive aspects of going private included eliminating SEC reporting thereby eliminating Jayark's costs for securities compliance and mailings to stockholders. Additionally, a going private transaction would provide liquidity to Jayark's stockholders with no brokerage fees. Finally, such a transaction could be structured so that stockholders could cash out at a control premium.

The affiliates of Jayark involved in this merger transaction include Parent, which owns a majority of Jayark's common stock and the officers and directors of Jayark. A majority of Parent is owned by Mr. David Koffman and his family. The remaining stockholders of Parent are certain officers and directors of Jayark. The officers and directors of Jayark who are owners of Parent are David Koffman, Jeffrey Koffmans and Frank Rabinovitz, the stockholders of Parent obtained their shares of Parent's common stock in exchange for all of their shares of Jayark common stock. Parent has the ability to approve the merger without obtaining approval from any unaffiliated stockholders of Jayark. Parent and Merger Corp., a wholly owned subsidiary of Parent, were formed for the sole purpose of effecting the merger.

The Board also considered the effect of the merger on its unaffiliated stockholders. As a result of the merger, unaffiliated stockholders will receive $.40 for each share of common stock held, and will not be required to pay any service charges or brokerage commissions to convert their stock to cash. Since there is a very limited market for shares of Jayark common stock the merger will give unaffiliated shareholders a way in which to cash out their stock and avoid paying any transaction costs. The Board determined that the ability of unaffiliated stockholders to dispose of their stock without any transaction costs outweighed any potential detriment from the merger.



Jayark's common stock is not publicly traded on any exchange, and there is a very limited market for Jayark common stock. The trading range of Jayark's common stock over the last twelve (12) months has been between $.21 and $.31. Given this trading range for an extremely thin volume of shares traded, there can be no assurance that if a significant block of Jayark's stock were traded it would receive that price. As such, the Board determined that a price of $.40 per share is a fair price. The price was determined by deciding to give the unaffiliated stockholders a premium to the market price over the last year. As there is a negative book value and recurring losses, two of the more traditional methods of valuations, that is a multiple of book value or a multiple of earnings, would be in both cases yield a price value of zero. Using some market valuation for the stock was also difficult because of the scarce trading volume. After consideration of fairness and in an effort to be as absolutely fair as possible, the median of historical stock price was obtained ($.26 per share) and a 50% premium was added to it, resulting in a merger consideration of $.40.


The Board did not consider appointing a special committee of disinterested directors or appointing an unaffiliated representative to act solely on behalf of the unaffiliated stockholders in negotiating the merger transaction. After consideration of the all the factors above, the Board believes that the transaction is procedurally fair to its unaffiliated stockholders, notwithstanding the absence of an unaffiliated stockholder approval requirement, independent committee or unaffiliated representative based on the fact that unaffiliated stockholders still have the right to dissent from the merger and
retain all dissenters rights under Delaware law.   In addition,
the transaction is procedurally fair because a very small minority of Jayark stockholders will not be able to prevent the merger by merely failing to vote, which would deprive themselves and other unaffiliated stockholders from receiving a fair cash price for their stock.
                                 11
The Board determined that the positives to doing nothing were that there would remain some limited liquidity in Jayark's common
stock.   The negatives to doing nothing were that the stockholders
still would be unable to trade their stock freely and Jayark would remain responsible for ever increasing securities compliance costs, especially in light of recent legislation and expected regulation. This would result in a reduction in the cash flow of Jayark.


Effective January 13, 2003 the Board of Directors entered into an engagement letter with Kirlin Securities, Inc. to render a written opinion to the Board of Directors as to the fairness, from a financial point of view to the public stockholders of Jayark
(other than the parent and the officers and directors of Jayark and their affiliated persons and entities) of the consideration to be received by the unaffiliated stockholders pursuant to the merger agreement. In connection with rendering its opinion, Kirlin Securities, Inc. reviewed financial and other information provided by Jayark and discussed the business and affairs of Jayark with Senior Management.

On February 4, 2003 Kirlin Securities, Inc. delivered to the Board its written option, a copy of which is attached to this proxy statement as Appendix B, that as of the date of this opinion and subject to the assumption set forth in the opinion, the cash merger consideration is fair from a financial point of view to the public stockholders of Jayark.


After reviewing the opinion and discussing the financial information with management, the directors unanimously determined, after giving careful consideration to a number of factors, that the merger agreement and the merger were fair to, and in the best interests of, Jayark and its public shareholders other than parent, and unanimously approved the merger agreement and the merger.

On February 3, 2003, the Company Merger Corp and Parent entered into the merger agreement.

After considering all of the above information regarding the various alternatives available and the opinion of Kirlin Securities,

Inc., the affiliates of Jayark who are filers of Schedule 13 E-3 reasonably believe that the merger transaction is fair to unaffiliated stockholders of Jayark.

THE EFFECTS OF THE MERGER

EFFECTS ON JAYARK. The merger will have various effects as described below.

DECREASE IN CAPITAL. As a result of the merger, Jayark's capital will be slightly reduced, but Jayark anticipates that it will remain well capitalized.

TERMINATION OF EXCHANGE ACT REGISTRATION. The common stock
is currently registered under the Exchange Act. Such registration may be terminated by Jayark if the common stock is no longer held
by 300 or more stockholders of record.   A beneficial effect of the
merger is that as a result of the merger, the number of stockholders of record of Jayark will be reduced to one and Jayark would be able to terminate its registration under the Exchange Act. Termination of registration of the common stock under the Exchange Act would substantially reduce the information required to be furnished by the surviving corporation to its shareholders and to the SEC and would make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, proxy statement disclosure in connection with stockholder meetings and the related requirement of an annual report to stockholders, no longer applicable to the surviving corporation. Accordingly, Jayark estimates it will eliminate costs
                                 12
and expenses associated with continuance of the Exchange Act registration, which Jayark estimates to be approximately $133,000 on an annual basis.

With respect to the executive officers and directors of Jayark, in the event the registration of the common stock is terminated under the Exchange Act:

o executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16, and

o executive officers and directors of Jayark may be deprived of the ability to dispose of shares of common stock of the surviving corporation pursuant to Rule 144 under the Securities Act of 1933.

REDUCTION IN THE NUMBER OF STOCKHOLDERS AND THE NUMBER
OF OUTSTANDING SHARES. As a result of the merger, the number of Jayark stockholders will be reduced to one. The benefit of this effect of the merger is that Jayark may seek to terminate registration of its stock and save an estimated $133,000 annually on related costs and expenses associated with the its current Exchange Act registration.

FINANCIAL EFFECTS OF THE MERGER; FINANCING OF THE MERGER.
Jayark expects that the merger and the use of approximately $254,000 cash to complete the merger, which includes approximately $110,100 in professional fees and other expenses related to the transaction, will not have any material adverse effect on Jayark's capital adequacy, liquidity, results of operations or cash flow. You should read the discussion under "PROPOSAL ONE--Fees and Expenses" for a description of the fees and expenses Jayark expects to incur in connection with the merger.

Jayark expects to be able to finance the cash amount to be paid to stockholders in the merger out of the working capital of Jayark.

This one time expense associated with the merger will result in a cost savings of approximately $133,000 annually for the surviving entity as a result of its deregistration.

TAX BENEFIT. Jayark has incurred significant losses during the prior two (2)fiscal years. After the merger, the surviving company will be able to carry-forward net operating losses of Jayark, which will result in a tax benefit for Jayark. If Jayark's Board of Directors had sought to sell the company rather than pursuing a going-private transaction, this tax benefit would have been unavailable since there would have been a change of control of Jayark as a result. The net operating loss carryforward as of April 30, 2002 is approximately $11,133,800.

EFFECTS ON AFFILIATES. As a result of the merger, Merger Corp. will cease to exist and the Parent will become the sole stockholder of Jayark. The owners of Parent, David Koffman, Vulcan Properties, Frank Ravinovitz, Jeffrey Koffman, Burton Koffman, Ruthanne Koffman, and family entities controlled by the Koffman family, who now own 87% of Jayark will indirectly own 100% of Jayark. David Koffman and Frank Rabinovitz will become directors of Jayark. No decision has been made on any other possible directors of Jayark after the Merger.

NO FURTHER REPORTING OBLIGATIONS UNDER THE EXCHANGE ACT.
One beneficial effect of the merger is that after the merger and the resulting deregistration of Jayark's shares under the Exchange Act,
                                 13
the executive officers, directors and other affiliates of Jayark will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16.

RULE 144 NOT AVAILABLE. One detrimental effect to Jayark's affiliates is that after the merger and the resulting deregistration of Jayark's shares under the Exchange Act, executive officers and directors of Jayark may be deprived of the ability to dispose of shares of Jayark common stock pursuant to Rule 144 under the Securities Act of 1933. Although Rule 144 may not be available to Jayark's officers and directors, the beneficial effect of no longer being subject to the reporting requirements and restrictions of the Exchange Act outweighs the loss of this means of disposing
Jayark's common stock.

EFFECTS ON UNAFFILIATED STOCKHOLDERS. The merger will have various effects on stockholders who are not affiliates of Jayark, as described below.

o CASHED-OUT UNAFFILIATED STOCKHOLDERS. Unaffiliated stockholders will, upon consummation of the merger:

o     be entitled to receive $.40 per share in cash;

o no longer have any equity interest in Jayark and therefore will not participate in its future potential earnings or growth, if any;

o not be able to re-acquire an equity interest in Jayark unless they purchase shares from the remaining stockholder, although Jayark does not anticipate that the remaining stockholder will transfer its shares to third parties;

o be required to pay federal and, if applicable, state and local income taxes on the cash amount received in the merger.

Jayark believes that there is a very limited market for the shares of Jayark common stock, especially sales of large blocks of such shares, and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-held corporation. The merger will benefit unaffiliated stockholders by providing them with a cost-effective way to cash out their investments, since Jayark will pay all transaction costs associated with the merger and unaffiliated stockholders will receive cash for their shares without having to pay any service charges or brokerage commissions.

Unaffiliated stockholders will no longer have an interest in Jayark or share in Jayark's assets, earnings or profits, if any, and will not be able to re-acquire an equity interest in Jayark after the merger. This detrimental effect is outweighed by the fact that the stockholders will receive cash equal to $.40 for each share of stock held and the fact that Jayark's Board of Directors has no present intentions of raising capital through sales of its securities in a public offering in the future or acquiring other business entities for stock, thereby eliminating any possible market for shares of Jayark's common stock and its status as a public company.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

Summarized below are the material federal income tax consequences to Jayark and its stockholders resulting from the merger. This summary is based on existing U.S. federal income tax law, which may change, even retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax
                                 14
rules. Other stockholders may also be subject to special tax rules, including but not limited to stockholders who received Jayark common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations.

This summary assumes that you are one of the following: (1) a citizen or resident of the United States; (2) a corporation or other entity taxable as a corporation created or organized under U.S. law (federal or state); (3) an estate the income of which is subject to U.S. federal income taxation regardless of its sources;
(4) a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust;
or (5) any other person whose worldwide income and gain is otherwise subject to U.S. federal income taxation on a net basis. This summary also assumes that you have held and will continue to hold your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended.

For federal income tax purposes, it is intended that neither Jayark, Parent nor Merger Corp. will recognize gain or loss for federal or state income tax purposes as a result of the merger.

STOCKHOLDERS ARE ENCOURAGED TO CONSULT THEIR OWN TAX

ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN,
AND OTHER TAX CONSEQUENCES, IN LIGHT OF THEIR SPECIFIC

CIRCUMSTANCES.

FEDERAL INCOME TAX CONSEQUENCES TO CASHED-OUT
STOCKHOLDERS WHO DO NOT CONTINUE TO OWN JAYARK COMMON
STOCK AFTER THE MERGER:

If you receive cash as a result of the merger and do not continue to hold Jayark common stock immediately after the merger, your tax consequences will depend on whether, in addition to receiving cash, a person or entity related to you (as determined by the Internal Revenue Code) continues to hold Jayark common stock immediately after the merger, as explained below.

If you (1) receive cash in exchange for Jayark common stock as a result of the merger but do not continue to hold Jayark common stock immediately after the merger, and (2) you are not related to any person or entity which holds Jayark common stock immediately after the merger, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock. This applies to all stockholders other than Parent.

If you are related to a person or entity who continues to hold Jayark common stock immediately after the merger (as determined by the Internal Revenue Code) you may be treated as owning shares actually or constructively owned by such individuals or entities which may cause your receipt of cash in exchange for Jayark common stock to be treated first as ordinary dividend income to the extent of your ratable share of Jayark's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as capital gain. If you are related to a person or entity who continues to hold Jayark common stock immediately after the merger, a waiver of the family attribution rules is available under Section 302(c)(2) of the Internal Revenue Code which will allow the transaction to be treated as a sale. The waiver is permitted if the stockholder (1) retains no interest in Jayark after the redemption (including any proprietary interest as well as interest as officer, director or employee of Jayark), other than an interest as a creditor; (2) does not acquire any such interest (other than stock acquired by bequest or inheritance) within ten (10) years from the date of the distribution;
                                 15
and (3) agrees to notify the Internal Revenue Service of the acquisition of any such interest within the ten (10) year period. There are additional restrictions that apply to such waiver. This provision applies only to the stockholders of Parent.

It is anticipated that neither Jayark or its affiliates will have a taxable event due to the Merger. Since Jayark and its affilates will not receive any cash, only stock, the merger will qualify as a tax free merger with respect to Jayark and its affilates.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR AS TO THE
PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX
CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF YOUR SPECIFIC


CIRCUMSTANCES.

CAPITAL GAIN AND LOSS:

For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 20%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

BACKUP WITHHOLDING:

Stockholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the merger to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require each stockholder to deliver such information when the common stock certificates are surrendered following the effective date of the merger. Failure to provide such information may result in backup withholding.

AS EXPLAINED ABOVE, THE AMOUNTS PAID TO YOU AS A RESULT OF

THE MERGER MAY RESULT IN DIVIDEND INCOME, CAPITAL GAIN INCOME, OR SOME COMBINATION OF DIVIDEND AND CAPITAL GAIN INCOME TO
YOU DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES. THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS BASED UPON PRESENT LAW, WHICH IS SUBJECT TO CHANGE POSSIBLY WITH RETROACTIVE EFFECT. YOU SHOULD CONSULT YOUR TAX ADVISOR AS
TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF YOUR
SPECIFIC CIRCUMSTANCES.

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE
MERGER PROPOSAL

The Board believes that the Merger Proposal, taken as a whole, is fair to, and in the best interests of, Jayark and its unaffiliated stockholders who will receive cash in the merger. The Board also believes that the process by which the transaction is to be approved is fair. The Board recommends that the stockholders vote for approval and adoption of the Merger Proposal as
described above. Parent has advised Jayark that it intends to vote its shares in favor of the Merger Proposal. As of ______________, the Parent beneficially owned a total of
2,407,273  shares of Jayark stock, or approximately 87% of the total shares entitled to vote at the Special Meeting. The vote of Parent will be sufficient of approve merger. No other stockholders have disclosed to Jayark how they intend to vote on the Merger Proposal.
                                 16
The Board has retained for itself the absolute authority to reject (and not implement) the Merger Proposal (even after approval thereof by stockholders) if it determines subsequently that the Merger Proposal is not then in the best interests of Jayark and its stockholders. The Board unanimously approved the Merger Proposal.

The Board considered a number of factors in determining to approve the merger agreement. Jayark's primary reason for the merger is that after the merger Jayark's shares will no longer be registered under the Exchange Act. The Board considered the views of management relating to cost savings to be achieved by terminating the registration of the common stock under the Exchange Act. Jayark's management determined that cost savings of approximately $133,000 per year could be achieved if Jayark terminated the registration of its shares under the Exchange Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued registration of the common stock under the Exchange Act. The Board also considered the effect that terminating the registration of the common stock would have on the market for the common stock and the ability of stockholders to buy and sell shares. However, the Board determined that, even as a publicly-traded corporation, there is a very limited market for the shares of Jayark's common stock, especially for sales of large blocks of such shares, and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-held corporation. The
Board also considered the effect of the merger on its unaffiliated stockholders. As a result of the merger, unaffiliated stockholders will receive $.40 for each share of common stock held, and will not be required to pay any service charges or brokerage commissions to convert their stock to cash. Since there is a very limited market for shares of Jayark common stock the merger will give unaffiliated shareholders a way in which to cash out their stock and avoid paying
any transaction costs.   The Board determined that the cost savings
and reduced burden on management to be achieved by terminating registration of the common stock under the Exchange Act and the ability of unaffiliated stockholders to dispose of their stock without any transaction costs outweighed any potential detriment from terminating such registration.

The Board considered several alternative transactions to accomplish the proposed going-private transaction but ultimately approved the Merger Proposal. Please read the discussion under "--Background of the Merger Proposal" for a description of these alternatives considered by the Board. The Board did not consider, as an alternative to this transaction, seeking out an interested third party buyer to purchase Jayark since Jayark has been losing money and has a negative net worth. The only asset of Jayark currently is its net operating loss carry-forward, which would be lost in the event there was a change of control of Jayark. The Board also did not consider an auction of Jayark since in the current business environment such an attempt would not be meaningful.

The Board considered numerous factors, discussed below, in reaching its conclusion as to the fairness of the Merger Proposal to our stockholders, including both affiliated and unaffiliated stockholders. The Board did not assign any specific weights to the factors listed below. Moreover, in their considerations individual directors may have given differing weights to different factors.

o CURRENT MARKET PRICES OF JAYARK'S COMMON STOCK. Jayark's common stock is not traded on any exchange. As a result, there is a very limited market for Jayark's stock and there is no current market price and the Board did not consider this factor in its determination of the fairness of the merger proposal. See the discussion below of "Historical Market Prices of Jayark Common Stock" for the trade prices over the last three years, which was a factor considered by the Board.

o HISTORICAL MARKET PRICES OF JAYARK'S COMMON STOCK. Jayark's common stock is not traded on any stock exchange. The Board reviewed trade prices for the common stock from May 1, 2000 to October 31, 2002,
                                 17
which ranged from $.24 to $2.81 per share. You should read the discussion under "SUMMARY FINANCIAL INFORMATION--Per Share Market
Price and Dividend Information" for more information about our stock prices. Jayark's common stock price has been consistently falling since 2001 and the trading range of the stock from May 1, 2002 through January 31, 2003 has been between $.21 and $.31. As a result, there would be no assurance that in the event unaffiliated stockholders sought to sell their shares of Jayark common stock they would even receive this price.

o NET BOOK VALUE. As of January 31, 2003, the book value per share of outstanding common stock was approximately ($.21). Although book value was a factor that was considered by the Board among others in determining the consideration to be paid to cashed-out stockholders in the merger, the Board determined that it was not directly relevant due to the negative book value.

o GOING CONCERN VALUE. As there is no going concern value for Jayark's common stock, the Board did not consider this as a factor in determining the consideration to be paid to cashed-out stockholders in the merger.

o LIQUIDATION VALUE. The Board did not consider the liquidation value of Jayark as a factor in determining the fairness of the merger proposal since the only current asset Jayark has is its net operating carry-forward tax loss.

o PRIOR STOCK PURCHASES. Jayark has not been purchasing its own stock, therefore, this factor was not a consideration by the Board in its determination of the fairness of the merger proposal and the consideration to be paid to cashed-out stockholders in the merger.

o EARNINGS. The Board reviewed the earnings of Jayark for the previous three fiscal years and for the first two quarters of fiscal 2003. For the three years ended April 30, 2000, 2001 and 2002,
Jayark reported net income (loss) of $541,000, ($501,000) and ($99,000), respectively. For the six months ended October 31, 2002, Jayark reported a net income of $32,000. Jayark's earnings have significantly decreased and there is no assurance that Jayark will report a profit for its fiscal year 2003 given its significant losses the previous two fiscal years. As a result, stockholders of Jayark common stock will not see any return on their investment and there is no assurance that in the future Jayark will earn profits sufficient to justify an increase in the price of its stock.

o     OPINION OF KIRLIN SECURITIES, INC.   The Board requested the
opinion of Kirlin Securities, Inc. who on February 4, 2003, rendered to the Board an opinion to the effect that as of the date of the opinion, and subject to the assumptions, limitations and qualifications set forth in the opinion, the cash merger consideration is fair from a financial point of view to the stockholders of Jayark (That is, other than parent and the officers and directors and their affiliated persons and entities). The Board did not meet with Kirlin Securities prior to making its decision to proceed with the Merger, but did condition going forward with the merger on receiving an opinion from Kirlin Securities on the fairness of the merger consideration. The Board did not consider it necessary to have Kirlin Securities Inc. make a presentation to the Board as it viewed the favorable opinion as a condition proceeding with a decision the Board had already made. The Board has adopted many of the same analyses used by Kirlin Securities in its consideration of the merger transaction. You should read the discussion under Opinion of Kirlin Securities, Inc. and copy of the opinion of Kirlin Securities, Inc. attached as Appendix B to this proxy statement. Since there are no independent members of the Board, the Board sought this opinion to have an independent consideration of the fairness of the merger transaction to Jayark's unaffiliated stockholders.

o FIRM OFFERS.  No firm offers, other than in conjunction with the
                                 18
merger, of which the Board is aware have been made by an unaffiliated person during the preceding two years for (i) the merger or consolidation of Jayark into or with such person,
(ii) the sale or other transfer of all or any substantial part of the assets of Jayark, or (iii) the purchase of a number of shares of common stock that would enable the holder thereof to exercise control of Jayark.

After consideration of all this information, the Board determined that a fair price to be paid cashed-out stockholders in the merger is $.40. The Board further feels that each of the factors discussed above supports the fairness merger price to the unaffiliated stockholders. The current market price, even in a thinly traded market, is far below the merger price. The trading range over the last year, as looses continue, is also below the merger price. Jayark has a negative book value. The merger price therefore is significantly greater than the net book value per share which is less than zero. As Jayark's only asset is it net operating loss carryforward, a liquidation would yield unaffiliated stockholders zero.

The transaction is not structured so that approval of at least a majority of unaffiliated stockholders is required. The Board determined that any such voting requirement would usurp the power of the holders of at least a majority of Jayark's voting power represented at the meeting to consider and approve the merger agreement as provided under Delaware law, Jayark's charter
documents and the terms of the merger agreement. The Board also considered such a provision unnecessary in light of the right of stockholders, whether affiliated or unaffiliated, to dissent from the merger. No independent committee of the Board has reviewed the fairness of the Merger Proposal. No unaffiliated representative acting solely on behalf of the stockholders for the purpose of negotiating the terms of the Merger Proposal was retained by Jayark or by a majority of directors who are not employees of Jayark.
Jayark has not made any provision in connection with the merger to grant unaffiliated stockholders access to Jayark's corporate files or to obtain counsel or appraisal services at Jayark's expense. With respect to unaffiliated stockholders' access to Jayark's corporate files, the Board determined that this proxy statement, together with Jayark's other filings with the SEC, provide adequate information for unaffiliated stockholders to make an informed decision with respect to the Merger Proposal. The Board also considered the fact that under Delaware corporate law, and subject to certain conditions set forth under Delaware law, stockholders have the right to review Jayark's relevant books and records of account. As for obtaining counsel or appraisal services for unaffiliated stockholders at Jayark's expense, the Board did not consider these necessary or customary. Jayark expects the Merger Proposal to result in the cash out of approximately 359,123 shares of common stock, for a total purchase price approximating $143,649, excluding related costs and expenses estimated at approximately $110,100. After consideration of the factors described above, the Board believes that the transaction is procedurally fair to both its affiliated and unaffiliated stockholders, notwithstanding the absence of such an unaffiliated stockholder approval requirement, independent committee or unaffiliated representative based on the fact that unaffiliated stockholders still have the right to dissent from
the merger and retain all dissenters rights under Delaware law.   In
addition, the transaction is procedurally fair because a very small minority of Jayark stockholders will not be able to prevent the merger by merely failing to vote, which would deprive themselves and other unaffiliated stockholders from receiving a fair cash price for their
stock   After consideration of all aspects of the proposed transaction, the Board unanimously approved the Merger Proposal.

OPINION OF KIRLIN SECURITIES, INC.

Effective January 13, 2003 the Board of Directors engaged Kirlin Securities, Inc. to render a written opinion to the Board as to the fairness, from a financial point of view, to the unaffiliated stockholders pursuant to the merger agreement. Kirlin Securities,
Inc. was chosen as an established, reputable investment banking firm.
                                   19
Kirlin Securities is wholly owned subsidiary of Kirlin Holding Corp., a publicly traded company. Kirlin Securities, Inc., was chosen particularly because it specializes in small and middle market companies, such as Jayark. The Board of Directors felt that being a small cap company, Jayark would get prompt and professional service from an investment banking firm that specialized in this market, rather than approaching other, larger investment banks. Kirlin Securities, Inc. has had not material relationship with Jayark within the past two years. Jayark and their affiliated persons and entities) of the consideration to be received by the public stockholders pursuant to the merger agreement. Kirlin Securities, Inc. was chosen as an established, reputable investment banking firm. Kirlin Securities, Inc. has had not material relationship with Jayark within the past two years. On February 4, 2003, Kirlin Securities, Inc. rendered its written opinion to the Board that as of that date and based upon and subject to the assumptions, limitations and qualifications set forth in that opinion, the consideration to be received in the merger by the unaffiliated stockholders of Jayark is fair, from a financial point of view, to those stockholders. Jayark has been informed that Kirlin Securities, Inc. engaged in an analysis consistent with standard investment accounting techniques in including fair price per share.

THE FULL TEXT OF KIRLIN SECURITIES, INC.'S WRITTEN OPINION
DATED FEBRUARY 4, 2003 IS ATTACHED AS APPENDIX B TO THIS
PROXY STATEMENT.  STOCKHOLDERS SHOULD READ THAT OPINION
FOR A DISCUSSION OF THE ASSUMPTIONS MADE, PROCEDURES
FOLLOWED, FACTORS CONSIDERED AND LIMITATIONS UPON THE

REVIEW UNDERTAKEN BY KIRLIN SECURITIES, INC. IN RENDERING
ITS OPINION.  THE FOLLOWING IS A SUMMARY OF THAT OPINION
AND THE METHODOLOGY THAT KIRLIN SECURITIES, CIN. USED TO
RENDER ITS FAIRNESS OPINION.

                                     19

Kirlin Securities, Inc.'s opinion was provided to the Board of Directors in connection with its consideration of the merger agreement and the merger. The opinion is not intended to be and does not constitute a recommendation to any stockholder of Jayark as to how such stockholder should vote with respect to the merger.

In arriving at its opinion, Kirlin Securities, Inc. reviewed and analyzed:

     o  merger agreement and the specific terms of the merger;
     o the audited annual and unaudited financial statements of Jayark in Jayark's report to stockholders and filings under the Securities Exchange Act of 1934, as amended;
     o  Drafts of Jayark's Rule 13E-3 Transaction Statement on
        Schedule 13E-3;
     o  Drafts of this preliminary proxy statement
     o Internal financial and operating budgets and informal projections for Jayark provided by management;
     o Discussions with certain executive officers of Jayark concerning the business properties, results of operation and future prospects of Jayark;
     o Comparisons of the results of operations of Jayark with those of publicly held companies deemed by Kirlin Securities, Inc. to be comparable to Jayark;
     o Comparisons of the merger consideration to be received by public stockholders pursuant to the merger agreement with values received in certain other transactions which Kirlin Securities, Inc. believed are of comparable nature;
     o The trading range and trading volume of Jayark's common stock since January 1998;
     o The liquidation value of Jayark's assets as perceived by Kirlin Securities, Inc.;
     o Whether there existed any other potential purchasers of Jayark's assets;
     o  General economic and monetary conditions;
     o  Past, current and prospective stock market conditions; and
     o  Other factors as Kirlin Securities, Inc. deemed appropriate

In arriving at its opinion, Kirlin Securities, Inc. assumed and relied
                                 20
upon the accuracy and completeness of the financial and other information provided to Kirlin Securities, Inc. and/or was publicly available and neither attempted independently to verify nor assumed any responsibility for verifying any of such information and further relied upon the assurances of management of Jayark that they were not aware of any facts or circumstances that would make that information incomplete or misleading. With respect to the financial projections given by Jayark, Kirlin Securities, Inc. assumed that they were reasonably and reflecting the best currently available estimates and judgments of the management of Jayark as to the future financial performance of Jayark. The Board reviewed for accuracy and completeness, the financial information, forecasts, projections, assumptions and other information provided by management to Kirlin Securities, Inc. and found that Kirlin Securities, Inc.'s reliance on those materials to be reasonable.

In arriving at its opinion, Kirlin Securities, Inc. did not conduct a physical inspection of the properties and facilities of Jayark and did not make or obtain any evaluations or appraisals of the assets or liabilities of Jayark.

In connection with rendering its opinion, Kirlin Securities, Inc. performed certain financial, comparative and other analyses as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and therefore, is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Kirlin Securities, Inc. considered the results of all of its analyses and did not attribute any particular weight to any analysis or factor considered by it. Accordingly, Kirlin Securities, Inc. believes that its analyses must be considered as a whole and that considering any portion of those analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion. Kirlin Securities, Inc. also noted that its opinion necessarily was based upon conditions existing and which could be evaluated at that time.

DETERMINATION OF FAIRNESS OF THE MERGER PROPOSAL OF PARENT, DAVID

KOFFMAN, VULCAN PROPERTIES, FRANK RABINOVITZ, JEFFREY KOFFMAN,
BURTON KOFFMAN AND RUTHANNE KOFFMAN

Parent, David Koffman, Vulcan Properties, Frank Rabinovitz, Jeffrey Koffman, Burton Koffman and Ruthanne Koffman believes that the Merger is fair to, and in the best interests of, each Jayark's stockholders, including unaffiliated stockholders. In reaching this conclusion, they relied upon the factors considered by and the analysis and conclusions of the Board of Directors of Jayark, which they have adopted as their own. They did not conduct any additional analysis of its own. See "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger Proposal." The merger agreement has been approved by Parent's Board of Directors.

CONDUCT OF JAYARK'S BUSINESS AFTER THE MERGER

Jayark expects to fund the merger through Jayark's working capital. As a result, Jayark's net stockholder equity will decline by approximately $254,000. The lost earnings that would have otherwise been recognized on the working capital utilized in the merger, will have only a slightly negative impact on the net income of Jayark. Otherwise, Jayark expects its business and operations to continue as they are currently being conducted and, except as disclosed below, the merger is not anticipated to have any effect upon the conduct of such business. If the merger is consummated, unaffiliated stockholders will no longer have any equity interest in, and will not be stockholders of, Jayark and therefore will not participate in its future potential or earnings and growth. Instead, each such owner of Jayark common stock will have the right to receive $.40 per share in cash, without interest.
                                 21
Jayark plans, as a result of the merger, to become a privately-held company. Jayark will terminate the registration of its common stock under the Exchange Act after the merger. Because the common stock will no longer be registered under the Exchange Act, Jayark will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers and directors and stockholders owning more than 10% of the common stock will be relieved of certain obligations under the Exchange Act. You should read the discussion under "--The Effects of the Merger " for more discussion regarding the effects of Jayark terminating the registration of its shares under the Exchange Act. Jayark estimates that termination of the registration of the common stock under the Exchange Act will save Jayark approximately $133,000 per year in legal, accounting and other expenses.

As stated throughout this Proxy Statement, Jayark believes that there are significant advantages to it in effecting the Merger Proposal and "going private" and Jayark plans to avail itself of any opportunities it may hereafter have as a private company, including, but not limited to, making itself a more viable candidate with respect to and entering into a merger or acquisition transaction, making any public or private offering for its shares, or entering into any other arrangement or transaction as it may deem appropriate. Jayark believes that these options, including making public and private offerings, would be more readily available to it as a private company since it would have decreased it expenses annually by $133,000 and reduced time and effort of management in complying with reporting and other requirements by termination of its registration under the Exchange Act thereby making Jayark more profitable. Although management does not presently have an intent to enter into any such transaction nor is management currently in negotiations with respect to any such transaction, there is always a possibility that Jayark may enter into such an arrangement or transaction in the future and the remaining stockholders of Jayark may receive payment for their shares in any such transaction lower than, equal to or in excess of the amount paid to cashed-out stockholders in the merger. It is highly unlikely that any public offering will be made in the foreseeable future. However, it will be significantly easier to make private offerings as Jayark will be able to offer investing an investment in a company that has limited earnings potential, a significant amount, well over $100,000 of which is now spent in complying with Exchange Act requirements. Investors will not have to report their investment on Form 3, nor will investors be required to disclose their investment publicly. Investment in a private company for many investors, is preferable to investment in a public company and Jayark will target those investors. Sophisticated investors in private companies recognize that a company struggling to succeed is better able to allocated resources to development, rather than complying with federal securities laws disclosures and compliance directed at a very thinly traded market whose total ownership is less than 14% of the company and which would be further diliuted day a significant investment by a private investor. It is conceivable that after a large private investment the unaffiliated stockholder could own significantly less than 10% of outstanding stock making it hard to justify remaining as a public company.

Other than the proposed merger transaction set forth in this proxy statement to merge Jayark with Merger Corp., neither Jayark nor its management has any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation; to sell or transfer any material amount of its assets; to change its Board of Directors or management; to change materially its indebtedness or capitalization; or otherwise to effect any material change in its corporate structure or business.

                        SECURITY OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based upon information received by Jayark upon request from the persons concerned, each person known by Jayark to be the beneficial owner of more than five percent of Jayark's common stock, each director, named executive officer and all directors and executive officers of Jayark as a group, owned beneficially as of ___________, the number and percentage of outstanding shares indicated in the following table:
                                 22
 Name and Address of       Amount and Nature of   Percentage of
 Beneficial Owner (1)      Beneficial Ownership       Class

Parent                        2,407,273 (3)           87.1%
David Koffman                 1,263,033 (2)           45.7%
Robert C. Nolt                   10,000                 .4%
Richard Ryder                    24,000                 .9%

(1) Except as otherwise provided, the address of each person is 300 Plaza Drive, Vestal, New York 13850.

(2) Consists of 1,263,033 shares owned by Parent. Mr. Koffman is the Chief Executive Officer and a Director of Parent.

(3) The following persons owned the number of shares of common stock and the percentage of outstanding shares of common stock of Parent set forth opposite their names. Jayark does not believe that under rules promulgated by the SEC, such persons are deemed to beneficially own the shares of Jayark common stock owned by Parent, since none of such persons control Parent :Jeffrey Koffman - 148,402,
     5.4%, Frank Rabinovitz - 68,426, 2.5%, Vulcan Properties, Inc., an entity owned by the wife of Arthur Cohen, 292,189, 10.6%.
(4)  David Koffman is the registered owner of all shares.

                                     23

                            PROPOSAL ONE
                  APPROVAL OF THE MERGER AGREEMENT

SUMMARY

Jayark, Parent and Merger Corp. entered into the merger agreement on February 3, 2003. A copy of the merger agreement is attached to this proxy statement as Appendix A. If the merger agreement is approved by Jayark's stockholders, stockholders of Jayark other than Parent will be entitled to receive a cash payment of $.40 per share (the "Merger Consideration"). The merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of Jayark's common stock.

REASONS FOR THE TRANSACTION:

Our primary reason for the merger is that after the merger our shares will no longer be registered under the Securities Exchange
Act of 1934. Jayark's board of directors and management are of the view that the recurring expense and burden of maintaining registration of Jayark's common stock under Section 12 of the Exchange Act is not cost efficient for Jayark. Jayark also believes that there is a very limited market for the shares of Jayark's common stock, especially for sales of large blocks of such shares, and that Jayark's stockholders derive little benefit from Jayark's status as a publicly-held corporation.

THE PARTIES:

o     Jayark is a Delaware corporation.

o Parent is a recently-formed Nevada corporation organized for the purpose of the Merger. Parent is wholly owned by officers and directors of Jayark and their affiliates.

o Merger Corp. is a recently-formed Delaware corporation and a wholly owned subsidiary of Parent organized for the sole purpose of the merger.

o The principal executive offices of both Jayark, Parent and Merger Corp. are located at 300 Plaza Drive, Vestal, New
      York 13850.

o     The telephone number for each Jayark, Parent and Merger Corp.
      is 607-729-9331.

EFFECT ON STOCKHOLDERS:

If approved at the Special Meeting, the merger will affect Jayark stockholders as follows after completion:

Stockholder as of Effective Time             Net Effect After Merger
__________________________                   _______________________
Parent                                       Shares of common stock will
                                             Continue to be outstanding
                                             and stockholder will receive
                                             no cash.

Stockholders other than Parent               Shares of common stock will
                                             be cashed out at a price of
                                             $.40 per share.

REASONS FOR THE MERGER


Jayark's reason for the merger is to cash-out the equity interests in Jayark of the approximately 426 record and beneficial holders of common stock other than the Parent, that, as of the Effective Time, will own approximately 359,123 shares of common stock at a price


                                    24

determined to be fair by the entire Board of Directors in order
(i) to reduce the number of stockholders of record of Jayark to fewer than 300 persons in order to relieve Jayark of the administrative burden and cost associated with filing reports and otherwise complying with the requirements of registration under the Exchange Act, by deregistering its common stock under the Exchange Act, and
(ii) to permit cashed-out stockholders to receive cash for their shares without having to pay brokerage commissions. See "Special Factors--Background of the Merger Proposal" and "SPECIAL FACTORS --The Effects of the Merger" for a discussion regarding the burden of continued registration of the Jayark common stock and the intended benefits to Jayark of the Merger Proposal.

The merger will provide unaffiliated stockholders with a cost-effective way to cash out their investments, because Jayark will pay all transaction costs in connection with the merger. Moreover, Jayark will benefit from substantial cost savings as a result of the merger, as more fully described below.

The Board believes that the disadvantages of having Jayark continue to be a public company outweigh any advantages. The Board has no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using stock as the consideration for any such acquisition. Accordingly,

Jayark is not likely to make use of any advantage (for raising capital, effecting acquisitions or other purposes) that Jayark's status as a public company may offer.

Jayark incurs direct and indirect costs associated with compliance with the SEC's filing and reporting requirements imposed on public companies. Jayark also incurs substantial indirect costs as a result of, among other things, the executive time expended to prepare and review such filings. Since Jayark has relatively few executive personnel, these indirect costs can be substantial. Jayark's direct costs related to being a public company are estimated to approximate $133,000 annually as follows:

                Independent Auditors           $90,000
                SEC Counsel                    $10,000
                Printing and Mailing           $15,000
                Miscellaneous                  $18,000
                Total                         $133,000

In light of these disproportionate costs, the Board believes that it is in the best interests of Jayark and its stockholders as a whole to eliminate the administrative burden and costs associated with being a public company.

Although many of these factors have existed for some time, Jayark began to consider the merger during calendar year 2002, and based upon an analysis of its options, risks and expenses relating to remaining a public company which is detailed in this Proxy Statement, approved the Merger Proposal. Another reason the Board approved the Merger Proposal is the continued illiquidity of the Jayark stock. You should read the discussion under "Special Factors--Background of the Merger Proposal" for more information relating to the background of the Merger Proposal and Jayark's reasons for the Merger Proposal.

The Board has determined that the Merger Proposal is the most expeditious and economical way of changing Jayark's status from that of a public company to that of a closely-held, non-reporting company. You should read the discussion under "Special Factors--Recommendation of the Board of Directors; Fairness of the Merger Proposal" for more information regarding the Board's reasons for the Merger Proposal.

The merger is structured to be a "going private" transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to, and, if completed, will likely terminate Jayark's
                                 25

reporting requirements under Section 12(g) of the Exchange Act.

                                     24

In connection with the Merger Proposal, Jayark, Parent and Merger
Corp. have filed a Rule 13e-3 Transaction Statement on Schedule
13E-3 with the SEC.

EFFECT OF THE MERGER PROPOSAL ON JAYARK UNAFFILIATED
STOCKHOLDERS

If the Merger Proposal is implemented:

o You will become entitled to receive cash equal to $.40 for each share you hold.

o After the merger, you will have no further interest in Jayark with respect to your cashed-out shares, and you will no longer be entitled to vote as a stockholder or share in Jayark's assets, earnings, or profits, if any. Your only right will be to receive cash for these shares.

o You will not have to pay any service charges or brokerage commissions in connection with the merger.


o All amounts owed to you will be subject to applicable federal and state income taxes and state abandoned property laws.

o You will not receive any interest on cash payments owed to you as a result of the merger.

o You will receive a transmittal letter from Jayark as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to surrender your existing certificate(s), if applicable, to Jayark for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s), if applicable, in accordance with the instructions provided to you by Jayark, together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal.

EFFECT OF THE MERGER PROPOSAL ON JAYARK

The Merger Proposal will affect the public registration of Jayark's common stock with the SEC under the Exchange Act, as Jayark intends to apply for such termination as soon as practicable after the merger. You should read the discussion under "SPECIAL FACTORS--The Effects of the Merger--Termination of Exchange Act Registration" for more information regarding the effect of the merger on the registration of Jayark's shares under the Exchange Act.

The Merger Proposal, if approved and effected, will reduce the number of Jayark stockholders to one. You should read the discussion under "Special Factors--The Effects of the Merger-Reduction in the Number of Stockholders and the Number of Outstanding Shares" for more information regarding the reduction in the number of Jayark's stockholders that would result from the merger. Jayark believes that completion of the merger and deregistration of Jayark's common stock under the Exchange Act will cause the public market for shares of Jayark common stock to be eliminated.

Jayark has no current plans to issue shares of its common stock other than pursuant to Jayark's existing stock option plans, but Jayark reserves the right to do so at any time and from time to time at such prices and on such terms as Jayark's Board determines to be in the best interests of Jayark and its then stockholders. Persons who continue as stockholders following implementation of the Merger Proposal will not have any preemptive or other preferential rights to purchase any of Jayark's stock that may be issued by Jayark in the future, unless such rights are specifically granted to the stockholders. Jayark's Certificate of Incorporation expressly deny preemptive rights.

                                     26


Based on its stockholder records, Jayark believes that approximately 359,123 shares of common stock will have to be cashed out by Jayark.


EXCHANGE AND PAYMENT PROCEDURES

Soon after the merger becomes effective, Jayark will mail to each stockholder who appears may be entitled to a cash payment pursuant to the merger a letter of transmittal and instructions explaining how to exchange their stock certificates for cash. Upon surrender to Jayark of valid share certificates and properly completed letters of transmittal, along with such other documents as Jayark may reasonably require, cashed-out stockholders will be entitled to receive $.40 in cash per share. Until surrendered in this manner, each stock certificate representing cashed-out shares will represent only the right to receive the cash consideration payable in the merger. No service charges will be payable by stockholders in connection with the exchange of certificates or the payment of cash pursuant to the merger agreement, all expenses of which will be borne by Jayark.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU
SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF
TRANSMITTAL FROM JAYARK. LETTERS OF TRANSMITTAL WILL BE
MAILED SOON AFTER THE MERGER IS COMPLETED.

DISSENTERS' AND APPRAISAL RIGHTS

Under the Delaware General Corporation Law ("DGCL"), holders of shares of Jayark common stock who do not want to accept the merger consideration, and who follow the procedures set forth in Section 262 of the DGCL, will be entitled to have their shares appraised by the Delaware Chancery Court and to receive payment of the "fair value" of these shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by such court.

The following discussion is a summary of the material provisions of
Section 262 of the DGCL and is qualified in its entirety by the full text of Section 262 that is reprinted in Appendix C. All references in Section 262 of the DGCL and in this summary to a "stockholder" or "holder" are to the record holder of the shares of Jayark common stock as to which appraisal rights are asserted. A person having a beneficial interest in shares of Jayark common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

If you wish to exercise your appraisal rights or you wish to preserve your right to do so, you should review the following discussion and Appendix C carefully, because failure to timely and properly comply with the procedures therein specified will result in the loss of appraisal rights under the DGCL.

Holders of record of Jayark common stock who do not vote in favor of the merger agreement and who otherwise comply with the applicable statutory procedures will be entitled to appraisal rights under Section 262 of the DGCL. Under Section 262 of the DGCL, where a proposed merger is to be submitted for approval at a meeting of stockholders, Jayark must, not less than 20 days prior to the meeting, notify each of its stockholders who was a stockholder on the record date for such meeting, that appraisal rights are available, and must include in such notice a copy of
Section 262 of the DGCL.  This proxy statement constitutes such notice.
                                 27
A holder of shares for which appraisal rights are available who wishes to exercise such rights:

- must not vote in favor of the merger agreement or consent thereto in writing (including by returning a signed proxy without any voting instructions as to the proposal); and

- must deliver to Jayark, prior to the vote on the merger agreement at the special meeting, a written demand for appraisal of the holder's shares.

This written demand for appraisal must be in addition to and separate from any proxy abstaining from or vote against the merger. This demand must reasonably inform Jayark of the identity of the stockholder and of the stockholder's intent to demand appraisal of his, her or its shares. A holder of shares wishing to exercise such holder's appraisal rights must be the record holder of such shares on the date the written demand for appraisal is made, and must continue to hold such shares until the consummation of the merger. Accordingly, a holder of shares for which appraisal rights are available who is the record holder of shares on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to consummation of the merger, will lose any right to appraisal in respect of such shares.

Only a holder of record of shares for which appraisal rights are available is entitled to assert appraisal rights for the shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as this holder's name appears on such holder's stock certificates. If the shares for which appraisal rights are available are owned of record in a fiduciary capacity, for example, by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one owner as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record. The agent, however, must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. Those beneficial owners who wish to exercise appraisal rights under
Section 262 of the DGCL are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

All written demands for appraisal should be sent or delivered to:

                Jayark Corporation
	          300 Plaza Drive
	          Vestal, NY 13850
	          Attn:  Secretary

Within 10 days after the effective time of the merger, Jayark will notify each stockholder (i) that has properly asserted appraisal rights under Section 262 of the DGCL, and (ii) that has not voted in favor of the merger agreement, of the date the merger became effective.

Within 120 days after the effective time of the merger, but not later, Jayark, as the surviving corporation, or any stockholder who has complied with the statutory requirements summarized above, may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the shares of Jayark common stock that are entitled to appraisal rights. Jayark is under no obligation, and has no present intention, to file a petition with respect to the appraisal of the fair value of such shares. Accordingly, it will be the obligation of stockholders wishing to assert appraisal rights to initiate all necessary action to perfect their appraisal rights within the time prescribed in
Section 262 of the DGCL.

                                    28

Within 120 days after the consummation of the merger, any stockholder that has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Jayark a statement setting forth (i) the aggregate number of shares for which appraisal rights are available not voted in favor of adoption of the merger agreement and for which demands for appraisal have been received, and (ii) the aggregate number of holders of these shares. These statements must be mailed within 10 days after a written request has been received by Jayark, or within 10 days after expiration of the period for delivery of demands for appraisal under
Section 262 of the DGCL, whichever is later.

If a petition for an appraisal is filed on a timely basis, after a hearing on such petition, of which the Register in Chancery (if so ordered by the Delaware Chancery Court) will give notice to stockholders, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights. The Delaware Chancery Court will also appraise the "fair value" of the shares for which appraisal rights are available, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

Stockholders considering seeking appraisal should be aware that the fair value of their shares of Jayark common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the merger consideration, and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262 of the DGCL. The Delaware Supreme Court has stated, however, that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by stockholders whose shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and allocated among the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal be charged pro rata against the value of all of the shares entitled to appraisal.

Any holder of shares who has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the completion of the merger, be entitled to vote the shares subject to such demand for any purpose, or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record as of a record date prior to the completion of the merger).

If any stockholder that properly demands appraisal of his, her or its shares under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses, his, her or its right to appraisal, as provided in Section 262 of the DGCL, the shares of this stockholder will be converted into the right to receive the merger consideration of $.40 per share. A stockholder will fail to perfect, or effectively lose or withdraw its right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective time of the merger, or if this stockholder delivers to Jayark a written withdrawal of his, her or its demand for appraisal. At any time within 60 days after the effective time of the merger, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the merger consideration of $.40 per share. Any attempt to withdraw an appraisal demand more than 60 days after the effective time of the merger will require the written approval of Jayark as the surviving corporation.

Cash received pursuant to the exercise of your appraisal rights will be subject  to income  tax.  We refer you to the information
                                 29
under the heading "Special Factors - Material United States Federal Income Tax Considerations."

Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of your rights. Under these circumstances, you will be entitled to receive the $.40 merger consideration with respect to your shares of Jayark common stock in accordance with the merger agreement.

The foregoing summary of the rights of dissenting public stockholders does not purport to be a complete statement of the procedures
to be  followed by stockholders   desiring  to  exercise  any
available   appraisal  rights.   The preservation and exercise of
appraisal rights require strict adherence to the applicable provisions of Section 262 of the DGCL, a copy of which is attached hereto as Appendix C.

INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER

All of Jayark's officers and directors, with the exception of Robert
C. Nolt and Richard Ryder, have exchanged shares of Jayark common stock previously owned by them for shares of common stock of Parent. Their ownership of Parent's common stock is referred to in footnotes
(2) and (3) to the table contained in "SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT."   Mr. Nolt's and Mr. Ryder's
shares of Jayark common stock will be cashed out in the merger and they will not obtain any shares of Parent's common stock. Upon the completion of the merger and their surrender of their shares, they will receive $4,000 and $9,600 respectively.

No officer or director of Jayark will receive an increase in their compensation as a result of the merger. In addition, no position of any affiliate of Jayark will change as a result of the merger.

FEES AND EXPENSES

Jayark estimates that merger-related fees and expenses, consisting primarily of financial advisory fees, SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $110,100, assuming the merger is completed. This amount consists of the following estimated fees:

               Description                              Amount

               Legal fees and expenses                  $40,000
               Fairness Opinion                         $30,000
               Accounting fees and expenses             $10,000
               SEC filing fee                              $100
               Printing, solicitation and mailing costs $30,000
               Total                                   $110,000

REGULATORY REQUIREMENTS

In connection with the merger, Jayark will be required to make a number of filings with and obtain a number of approvals from various federal and state governmental agencies, including:

o filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of Delaware after the approval of the merger agreement by
                                 30
Jayark's stockholders; and

o     complying with federal and state securities laws, including
Jayark's filing, prior to the date of this proxy statement, of a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the
Securities and Exchange Commission.

THE MERGER AGREEMENT

This section is a summary of the material terms of the merger agreement, a copy of which is attached as Appendix A to this Proxy Statement. Because this is a summary, it does not include all of the information that may be important to you. You should read the entire merger agreement and this Proxy Statement and related appendices before deciding how to vote at the Special Meeting.

THE MERGER

Merger Corp., formed for the sole purpose of effecting the merger, will be merged with and into Jayark, which will be the surviving corporation. The merger will occur following the approval of the merger agreement by the Jayark stockholders and the satisfaction of other conditions to the merger.

CONVERSION OF SHARES IN THE MERGER


The merger agreement provides that, at the effective time of the merger (the "Effective Time"):

(a) all outstanding shares of Jayark stock, other than shares owned by Parent and shares held by stockholders who have perfected these dissenters' rights under Delaware law, without any action on the part of the holder thereof, shall be canceled and converted into the right to receive cash equal to $.40 per share (the "Merger Consideration");

(b) all outstanding shares of Jayark stock other than those described in paragraph (a) as being converted into the right to receive the Merger Consideration shall remain outstanding with all rights, privileges, and powers existing immediately before the Effective Time; and

(c) the outstanding shares of Merger Corp. shall, without any action on the part of the holder thereof, be canceled.

EXCHANGE OF CERTIFICATES

The merger agreement provides that promptly after the Effective
Time, Jayark will mail to each holder of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding shares that have been converted into the right to receive the Merger Consideration (other than shares as to which rights of dissent have been perfected) ("Certificates"), a letter of transmittal (which shall contain a certification as to the number of shares held and such other matters as Jayark may determine and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to Jayark) and instructions to effect the surrender of the Certificates in exchange for the Merger Consideration, if any, payable with respect to such Certificates. Upon surrender of a Certificate for cancellation to Jayark, together with such letter of transmittal, duly completed and executed, and such customary documents as may be required pursuant to such instructions, the holder of such Certificate shall, subject to the above provisions of the merger agreement, be entitled to receive in exchange therefor the Merger Consideration payable with respect to the shares formerly represented by such Certificate and
                                 31
the Certificate so surrendered shall be canceled. In the event of a transfer of ownership of shares which is not registered in the share transfer records of Jayark, the Merger Consideration, if any, payable in respect of such shares may be paid or issued to the transferee if the Certificate representing such shares is presented to Jayark, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

TIMING OF CLOSING

If the merger agreement is approved by the Jayark stockholders, the merger closing will take place as soon as practicable after the Special Meeting, provided that all other conditions to the closing have been satisfied or waived. On the date the merger closes, a certificate of merger will be filed with the Secretary of State of the State of Delaware. The merger will become effective when the certificate of merger has been duly filed with the Secretary of State of the State of Delaware.

DIRECTORS AND OFFICERS

The merger agreement provides that the directors and officers of Jayark immediately prior to the effective time of the merger shall be the directors and officers of Jayark, as the surviving corporation, immediately after the merger.

CERTIFICATE OF INCORPORATION AND BYLAWS

The merger agreement provides that the Certificate of Incorporation and By-laws of Jayark in effect immediately prior to the effective time of the merger shall be the Certificate of Incorporation and By-laws of Jayark, as the surviving corporation, immediately after the merger.


REPRESENTATIONS AND WARRANTIES

The merger agreement contains customary representations and warranties made by Jayark, Parent and Merger Corp. regarding various matters, including representations as to the enforce ability of the merger agreement. A summary of these representations and warranties is as follows:

JAYARK REPRESENTATIONS AND WARRANTIES:

o ORGANIZATION - Jayark is duly incorporated, validly existing and in good standing under Delaware law, and has the power to carry on its business;

o GOVERNMENTAL AUTHORIZATIONS - Jayark is in material compliance with all applicable federal, state and local laws, rules and regulations, and the performance of the merger will not violate in a material way or constitute a default under any applicable law, rule or regulation applicable to Jayark;

o NO CONFLICT WITH OTHER INSRUMENTS- The merger transaction will not conflict with or constitute a default under any material agreement which Jayark is a party to, and will not conflict with any provisions of the Certificate of Incorporation or Bylaws of Jayark;

o NO CONFLICT WITH JUDGMENTS OR DECREES - The merger transaction will not conflict with or result in a breach of any judgment, order, injunction, decree, writ or ruling to which Jayark is a party or is subject to;

o     APPROVAL OF AGREEMENTS - Jayark's Board has approved the merger
                                 32
transaction and the merger agreement, and Jayark has full corporate power, authority and legal right to enter into the merger; and

o CAPITAL STOCK - All shares of Jayark's authorized stock are validly issued, fully paid and not issued in violation of the preemptive rights of any stockholder.

PARENT AND MERGER CORP. REPRESENTATIONS AND WARRANTIES:

o ORGANIZATION - Parent and Merger Corp. are each duly incorporated, validly existing and in good standing in their states of incorporation, and have the corporate power and authority to carry on their respective business;

o CAPITAL STOCK - Of the authorized capital stock of Merger Corp. only ten shares are currently issued and held by Parent. There are no outstanding subscriptions, warrants, options or rights of any kind to acquire from Merger Corp. any shares of Merger Corp. stock, other equity securities or debt securities;

o SUBSIDIARIES OR AFFILIATES - Merger Corp. does not own and is not obligated to acquire any capital stock or other interest of or in any corporation or other entity. Merger Corp. will not create or acquire any subsidiaries without the prior written consent of Jayark; and

o     APPROVAL OF AGREEMENTS - Each of Parent and Merger Corp.'s
Boards have approved the merger transaction and the merger agreement, and each of Parent and Merger Corp. has full corporate power, authority and legal right to enter into the merger and consummate the transactions contemplated thereby.

CONDITIONS TO THE COMPLETION OF THE MERGER

The obligations of Jayark, Parent and Merger Corp. to complete the merger are subject to the satisfaction or waiver of all of the following conditions:

o approval of the merger agreement by the holders of at least a majority of the outstanding shares of our common stock; and

o     no litigation is pending regarding the merger.

TERMINATION OF MERGER AGREEMENT

The merger agreement may be terminated by either Jayark, Parent or Merger Corp. at any time prior to closing.

OTHER MATTERS

Management of Jayark knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, unless otherwise instructed, it is intended that the persons named in the proxy will vote shares according to their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational filing requirements of the Securities Exchange Act, and, in accordance therewith, are required to  file periodic  reports,  proxy  statements
and other information with the SEC relating to our business, financial condition and other matters. Information as of particular dates
                                 33
concerning our directors and officers, their remuneration, the principal holders of our securities and any material interest of such persons in transactions with us is required to be disclosed in periodic reports filed with the SEC. Such reports, proxy statements and other information should be available for inspection at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained by mail, upon payment of the SEC's customary fees, by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. These materials filed by us with the SEC are also available on the website of the SEC at www.sec.gov.

Because the merger is a "going private" transaction, Jayark, Parent and Merger Corp. have filed with the SEC a Rule 13E-3 Transaction Statement on Schedule 13E-3 under the Securities Exchange Act of 1934, as amended (the "Schedule 13E-3"). This
Proxy Statement does not contain all of the information set forth in the Schedule 13E-3 and the exhibits thereto. Copies of the Schedule 13E-3 and the exhibits thereto are available for inspection and copying at our principal executive offices during regular business hours by any of our stockholders, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to the same address given above, or from the SEC as described above.

Upon completion of the merger, we will seek to terminate the registration of our common stock under the Securities Exchange
Act, which will relieve us of any obligation to file reports and forms, such as an Annual Report on Form 10-K, with the SEC under the Securities Exchange Act.


                ADDITIONAL DOCUMENTS AND OTHER INFORMATION
                         INCORPORATED BY REFERENCE


The rules and regulations of the SEC allow Jayark to incorporate into this document by reference certain reports, proxy and information statements and other information, which means that important information may be disclosed to you by Jayark by referring you to another report, proxy or information statement or other information filed separately by Jayark with the SEC.
The reports, proxy and information statements and other information incorporated into this document by reference are deemed to be part of this document, except for any information superseded by information contained in, or incorporated by reference into, this document. This document hereby incorporates by reference the reports listed below, which have been previously filed by Jayark with the SEC, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act's forward looking statement safe harbor contained in such document is excluded, and is not incorporated herein by reference. The following reports contain information about Jayark and its financial condition, results of operations and business that are important to you, and we encourage you to read it carefully in connection with your review of this document.

(1) Annual Report on Form 10-K, filed by Jayark with the SEC on July 26, 2002, to report results for its fiscal year ended
April 30, 2002.

(2)     Quarterly Report on Form 10-Q, filed by Jayark with the
SEC on April 30, 2003, to report results for its fiscal quarter ended January 31, 2003.

Jayark has supplied all information contained in or incorporated by reference in this document relating to Jayark, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act's forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference.
                                 34
Specifically, the information set forth in the following sections of our Annual Report on Form 10-K for the fiscal year ended
April 30, 2002, is incorporated by reference in this proxy statement and deemed to be a part hereof:

       Item 1: Business;

       Item 2: Properties;

       Item 3: Legal Proceedings;

       Item 6: Management's Discussions and Analysis or Plan of Operations;


       Item 7: Financial Statements and Supplementary Data; and

       Item 8: Changes in and Disagreement with Accountants on
               Accounting.

  Financial Disclosure

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2002 is enclosed with this Proxy Statement. See Appendix E. Our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2003 is enclosed with this proxy statement. See Appendix D. Any statement contained in a document incorporated by reference in this proxy statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this proxy statement.

We undertake to provide by first class mail, without charge and within two business days of receipt of any written request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to the documents, unless the exhibits are specifically incorporated by reference therein. Requests for copies should be directed to Jayark Corporation, 300 Plaza Drive, Vestal, New York 13850,
Attention:  Secretary.

By Order of the Board of Directors



Dated: ________________

                                     35


                                APPENDIX A

AGREEMENT AND PLAN OF MERGER


This Agreement and Plan of Merger dated effective as of February 3, 2003 (this "Agreement"), is entered into by and between Jayark
Corporation, a Delaware corporation (the "Company"), J Acquisition Corp., a Nevada corporation ("Parent"), and J Merger Corp., a Delaware corporation ("Merger Corp.").

WITNESSETH

WHEREAS, the Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware having its principal office in Vestal, New York, with authorized capital stock consisting of Three Million (3,000,000) shares ("Shares") of common stock, $.01 par value per share (the "Company Stock"), of which 2,766,396 shares are issued and outstanding; and

WHEREAS, Merger Corp. is a corporation duly organized and validly existing under the laws of the State of Delaware, with authorized capital stock consisting of twenty thousand (20,000) shares of common stock, $1.00 par value per share (the "Merger Corp. Stock"), of which ten (10) shares are issued and outstanding; and

WHEREAS, the boards of directors of the Company, Parent and Merger Corp. have each approved the terms and conditions of this Agreement pursuant to which Merger Corp. will be merged with and into the Company (the "Merger") with the Company surviving the Merger.

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and undertakings contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I


MERGER


1.01. GENERAL. At the Effective Time (as defined in Article VIII below) of the Merger and pursuant to the provisions of this Agreement, the corporate existence of Merger Corp. will be merged with and into the Company (hereinafter referred to as the "Surviving Corporation" whenever reference is made to it as of the Effective Time or thereafter) and continued in the Surviving Corporation, and the Surviving Corporation shall be deemed to be a continuation of the entities and identities of Merger Corp. and the Company.

1.02. NAME AND ORGANIZATION. The name of the Surviving Corporation shall remain and thereafter be "Jayark Corporation." The Certificate of Incorporation and By-laws of the Company in effect at the Effective Time shall remain the Certificate of Incorporation and By-laws of the Surviving Corporation until changed as provided therein or by law. The established offices and facilities of the Company shall remain the established offices and facilities of the Surviving Corporation. The registered office and registered agent of the Company shall remain the registered office and registered agent of the Surviving Corporation.

1.03. RIGHTS AND INTERESTS. At the Effective Time, all rights, franchises, and interests of the Company and Merger Corp., respectively, in and to every type of property shall be transferred to and vested in the Surviving Corporation by virtue of the Merger without any deed or other transfer. The Surviving Corporation at the Effective Time, and without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises, and interests, including appointments, powers, designations, and nominations, and all other rights and interests as trustee, executor, administrator, agent, transfer agent, registrar of stocks and bonds, administrator of estates, assignee, and receiver, and in every other fiduciary and agency capacity in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by the Company and Merger Corp., respectively, immediately prior to the Effective Time.

1.04. LIABILITIES AND OBLIGATIONS. Except as otherwise provided herein, the Surviving Corporation shall be liable for all liabilities of the Company and Merger Corp. All debts, liabilities, obligations, and contracts of the Company and Merger Corp., matured or unmatured, whether accrued, absolute, contingent, or otherwise, and whether or not reflected or reserved against on the balance sheets, books of account, or records of the Company or Merger Corp., as the case may be, shall be those of, and are hereby expressly assumed by, the Surviving Corporation and shall not be released or impaired by the Merger. All rights of creditors and other obligees and all liens on property of either the Company or Merger Corp. shall be preserved unimpaired.

1.05. DIRECTORS AND OFFICERS. The directors, advisory directors, and officers of the Surviving Corporation at the Effective Time shall be those persons who were directors, advisory directors, and officers, respectively, of the Company immediately before the Effective Time. The committees of the Board of Directors of the Surviving Corporation at the Effective Time shall be the same as, and shall be composed of the same persons who were serving on, the committees appointed by the Board of Directors of the Company as they existed immediately before the Effective Time.

1.06. ADOPTION. Unless contrary to the laws of the State of Delaware or the United States of America or other applicable laws, all corporate acts, plans, policies, applications, agreements, orders,

registrations, licenses, approvals, and authorizations of the Company and Merger Corp., their respective shareholders, boards of directors, committees elected or appointed by their boards of directors or officers, and agents that were valid and effective immediately before the Effective Time shall be taken for all purposes at and after the Effective Time as the acts, plans, policies, applications, agreements, orders, registrations, licenses, approvals, and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to the Company and Merger Corp. immediately before the Effective Time.

                                 ARTICLE II

                             TERMS OF THE MERGER


2.01. GENERAL. The manner of exchanging and converting the issued and outstanding shares of Company Stock and Merger Corp. Stock shall be as hereinafter provided in this Article II.


2.02. CONVERSION AND CANCELLATION OF STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the parties to this Agreement or the holders of the following securities:

        (a) Each share of the Company Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Stock owned by Parent and other than shares to be canceled and retired pursuant to Section 2.03 and Dissenting Shares (as defined in Section 2.05) shall be converted automatically into the right to receive $.40 in cash, without interest. (the "Merger Consideration"). At the Effective Time, each Continuing Share shall thereafter without any action on the part of the holder be deemed to represent the same number of shares of the Surviving

Corporation.

        (b) From and after the Effective Time, all shares of Company Stock (other than continuing shares and other than shares of Company Stock to be canceled and retired pursuant to Section
2.03 and Dissenting Shares) shall automatically be redeemed and canceled and shall cease to exist, and each holder of a certificate which previously represented any such share of Company Stock (each, a "Company Certificate" and, collectively, the Company

Certificates") shall cease to have any rights with respect thereto other than the right to receive the Merger Consideration such holder is entitled to receive pursuant to this Section 2.03 upon surrender of such certificate in accordance with Section 2.04 hereof, in each case without interest.

2.03 CANCELLATION OF SHARES. Immediately prior to the Effective Time each share of Company Stock held in the Company's treasury immediately prior to the Effective Time and each share of Merger Corp. stock, shall be canceled and extinguished without any conversion thereof or payment therefor.

2.04     EXCHANGE OF CERTIFICATES.

(a) PAYMENT PROCEDURE. Promptly after the Effective Time, the Surviving Corporation will mail to each holder of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding Shares that have been converted into the right to receive the Merger Consideration (other than Dissenting Shares as to which rights of dissent have been perfected as provided in Section 2.05) ("Certificates"), a letter of transmittal (which shall contain such matters as the Surviving Corporation may determine and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Surviving Corporation) and instructions to effect the surrender of the Certificates in exchange for the Merger
Consideration, if any, payable with respect to such Certificates.
Upon surrender of a Certificate for cancellation to the Surviving Corporation, together with such letter of transmittal, duly completed and executed and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall, subject to the provisions of Section 2.02, be entitled to receive in exchange therefor the Merger Consideration payable with respect to the Shares formerly represented by such Certificate and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares which is not registered in the share transfer records of the Company, the Merger Consideration, if any, payable in respect thereof may be paid or issued to the transferee if the Certificate representing such Shares is presented to the Surviving Corporation, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

(b) ABANDONED PROPERTY LAWS. The Surviving Corporation shall not be liable to any holder of a Certificate for any cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

2.05 APPRAISAL RIGHTS OF SHAREHOLDERS. Stockholders may dissent from the Merger and exercise their appraisal rights pursuant to and subject to the provisions of Section 262 of the General Corporation Law of Delaware. The Shares held by holders who have perfected such appraisal rights are referred to as "Dissenting Shares."

ARTICLE III

REPRESENTATIONS, WARRANTIES, AND COVENANTS
OF THE COMPANY

The Company hereby represents, warrants, and covenants to and with Parent and Merger Corp. as of the date of this Agreement and as of the Closing Date (as defined in Article VIII below) as follows:

3.01. ORGANIZATION. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. The Company has the corporate power to carry on its business as is presently being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.

3.02. GOVERNMENTAL AUTHORIZATIONS. The Company is in compliance in all material respects with all applicable federal, state, and local laws, rules, regulations, and orders, including, without limitation, those imposing taxes. The approval, execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, subject to the receipt of the consents and approvals described in Section 6.03 below, will not violate in any material respect any provision of, or constitute a default under, any applicable law, rule, or regulation of any governmental agency or instrumentality, either domestic or foreign, applicable to the Company.

3.03. NO CONFLICT WITH OTHER INSTRUMENTS. The consummation of the Merger in accordance with the terms, conditions, and provisions of this Agreement will not conflict with, or result in a breach of, any term, condition, or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party, and will not conflict with any provisions of the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, and will not constitute an event that with the lapse of time or action by a third party could result in any default under any of the foregoing, or result in the creation of any lien, charge, or encumbrance upon any of the assets or properties of the Company or upon the Company Stock.

3.04. NO CONFLICT WITH JUDGMENTS OR DECREES. The consummation of the transactions in accordance with the terms, conditions, and provisions of this Agreement will not conflict with, or result in a breach of, any term, condition, or provision of any judgment, order, injunction, decree, writ, or ruling of any court or tribunal, either domestic or foreign, to which the Company is a party or is subject.

3.05. APPROVAL OF AGREEMENTS. The board of directors of the Company has approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery of this Agreement by the Company. The Company has full corporate power, authority, and legal right to enter into this Agreement.


3.06. CAPITAL STOCK. The authorized capital stock of the Company consists solely of the Company Stock, all of the shares of which are validly issued, fully paid, and not issued in violation of the preemptive rights of any stockholder.

                               ARTICLE IV

                 REPRESENTATIONS, WARRANTIES, AND COVENANTS
                        OF PARENT AND MERGER CORP.


Each of Parent and Merger Corp. hereby jointly and severally represents, warrants, and covenants to and with the Company as of the date of this Agreement and as of the Closing Date as follows:

4.01. ORGANIZATION. Parent is a Nevada corporation duly incorporated, validly existing and in good standing under the laws of the state of Nevada and Merger Corp. is a Delaware corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Each of Parent and Merger Corp. has the corporate power and authority to carry on its business as is presently being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the businesses conducted by it requires qualification.

4.02. CAPITAL STOCK. The authorized capital stock of Merger Corp. consists solely of the Merger Corp. Stock, of which ten (10) shares are currently issued and held by the Parent. There are no outstanding subscriptions, warrants, options, or rights of any kind to acquire from Merger Corp. any shares of Merger Corp. Stock, other equity securities, or debt securities.

4.03. SUBSIDIARIES OR AFFILIATES. Merger Corp. does not own of record or beneficially, and is not obligated to acquire any capital stock, other equity securities, debt securities, or other interest of or in any corporation, government, or other entity. Between the date hereof and the Effective Time, Merger Corp. will not create or acquire any subsidiaries without the prior written consent of the Company.

4.04. APPROVAL OF AGREEMENTS. The Boards of Directors of Parent and Merger Corp. have approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery by Parent and Merger Corp. of this Agreement. Each of Parent and Merger Corp. has full corporate power, authority, and legal right to enter into this Agreement and, upon appropriate vote of the shareholders of Parent and Merger Corp., to approve this Agreement and consummate the transactions contemplated hereby.

                               ARTICLE V

           CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER CORP.

The obligations of Parent and Merger Corp. to cause the Merger to be consummated shall be subject to the satisfaction on or before the Closing Date of all of the following conditions, except as Merger Corp. may waive such conditions in writing:


5.01. LITIGATION. On the Closing Date, there shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board, or agency with a view to seeking, or in which it is sought, to restrain or prohibit consummation of the Merger, or in which it is sought to obtain divestiture, rescission, or damages in connection with the Merger or the consummation of the Merger, and to the knowledge of any of the parties hereto, no investigation by any governmental agency shall be pending or threatened that might result in any such suit, action, or other proceeding.

5.02. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in this Agreement, other than any representations and warranties as to future events, shall be true in all material respects on and as of the Closing Date as if such representations and warranties were made on and as of the Closing Date, and the Company shall have performed all agreements and covenants required by this Agreement to be performed by it on or prior to the Closing Date.

                               ARTICLE VI

                  CONDITIONS TO OBLIGATIONS OF THE COMPANY


The obligations of the Company to cause the Merger to be consummated shall be subject to the satisfaction on or before the Closing Date of all the following conditions, except as the Company may waive such conditions in writing:

6.01. LITIGATION. On the Closing Date, there shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board, or agency with a view to seeking, or in which it is sought, to restrain or prohibit consummation of the Merger, or in which it is sought to obtain divestiture, rescission, or damages in connection with the Merger or the consummation of the Merger, and to the knowledge of any of the parties hereto, no investigation by any governmental agency shall be pending or threatened that might result in any such suit, action, or other proceeding.

6.02. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Parent and Merger Corp. contained in this Agreement, other than any representations and warranties as to future events, shall be true in all material respects on and as of the Closing Date as if such representations and warranties were made on and as of the Closing Date, and each of Parent and Merger Corp. shall have performed all agreements and covenants required by this Agreement to be performed by it on or prior to the Closing Date.

6.03. STOCKHOLDER APPROVAL. This Agreement shall have been approved by a vote of the holders of not less than a majority of the outstanding shares of Company Stock.

                           ARTICLE VII

                             EXPENSES

Costs and expenses relating to the negotiation and drafting of this Agreement and the transactions contemplated hereby shall be borne and paid by the Company.

                          ARTICLE VIII

                CLOSING DATE AND EFFECTIVE TIME

The closing of this Agreement and the transactions contemplated hereby shall be held on the Closing Date (as defined in this Article VIII) at such time and place as the parties hereto may mutually agree upon. The "Closing Date" shall be such date as the Presidents of the Company and Merger Corp., respectively, may agree upon. Subject to the terms and upon satisfaction on or before the Closing Date of all requirements of law and conditions specified in this Agreement, the Company, Parent and Merger Corp. shall, at the Closing Date, execute, acknowledge, and deliver such other documents and instruments and take such further action as may be necessary or appropriate to consummate the Merger. The "Effective Time" is the date on which the Merger is effective, which shall be on the date specified in the certificate of merger to be issued by the Secretary of State of Delaware, and if no date is specified in such certificate, then the Effective Time shall be the time of the opening of business on the date the certificate of merger is filed with by the Secretary of State of Delaware.

                            ARTICLE IX

                            AMENDMENTS

This Agreement may be amended only by written agreement duly authorized by the boards of directors of the parties hereto prior to the Closing Date.

                            ARTICLE X

                           TERMINATION


This Agreement may be terminated by either the Company or Parent at any time prior to the Effective Time. In the event of a termination of this Agreement, this Agreement shall become void and shall have no effect and create no liability on the part of any of the parties hereto or their respective directors, officers, or stockholders.

                            ARTICLE XI

                             NOTICES

All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given at the time either personally delivered or sent by registered or certified mail, postage prepaid, as follows:

If to the Company, at

          300 Plaza Drive
          Vestal, New York 13850

If to Merger Corp., at

           300 Plaza Drive
          Vestal, New York 13850

                           ARTICLE XII

                          MISCELLANEOUS

12.01. FURTHER ASSURANCES. Each party hereto agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

12.02. SEVERABILITY. In the event that any of the provisions, or portions thereof, of this Agreement are held to be illegal, unenforceable, or invalid by any court of competent jurisdiction, the legality, enforceability, and validity of the remaining provisions, or portions thereof, shall not be affected thereby, and, in lieu of the illegal, unenforceable, or invalid provision, or portion thereof, there shall be added a new legal, enforceable, and valid provision as similar in scope and effect as is necessary to effectuate the results intended by the deleted provision or portion.

12.03. CONSTRUCTION. Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular.

12.04. GENDER. Any references herein to the masculine gender, or to the masculine form of any noun, adjective, or possessive, shall be construed to include the feminine or neuter gender and form, and vice versa.

12.05. HEADINGS. The headings contained in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions contained herein.

12.06. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

12.07.     GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED IN AND

SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF OR OF ANY STATE.

12.08. COURT COSTS AND ATTORNEYS' FEES. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover costs of court and reasonable attorneys' fees from the other party or parties to such action, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

12.09. INUREMENT. Subject to any restrictions against transfer or assignment as may be contained herein, the provisions of this Agreement shall inure to the benefit of, and shall be binding on, the assigns and successors in interest of each of the parties hereto.

12.10. WAIVERS. No waiver of any provision or condition of this Agreement shall be valid unless executed in writing and signed by the party to be bound thereby, and then only to the extent specified in such waiver. No waiver of any provision or condition of this Agreement shall be construed as a waiver of any other provision or condition of this Agreement, and no present waiver of any provision or condition of this Agreement shall be construed as a future waiver of such provision or condition.

12.11. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by as of the date first written above.


JAYARK CORPORATION

By:      /s/ David L. Koffman
Title:     President and Chief Executive Officer


J ACQUISITION CORP.

By:      /s/ David L. Koffman
Title:     President


J MERGER CORP.

By:      /s/ David L. Koffman
Title:     President

                            APPENDIX B

              WRITTEN OPINION OF KIRLIN SECURITIES, INC.

KIRLIN SECURITIES, INC.
6901 Jericho Turnpike
Syosset, New York 11791


February 4, 2003


Board of Directors of
Jayark Corporation
300 Plaza Drive
Vestal, New York 13850

Gentlemen:

We understand that Jayark Corporation, a Delaware Corporation
(the "Company") has entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated February 3, 2003, by and among the Company, J Merger Corp., a newly formed Delaware corporation ("Merger Corp."), and J Acquisition Corp., a Nevada corporation and owner of all of the issued and outstanding common stock of Merger Co.


Based upon your representations to us, we understand that all of the issued and outstanding common stock of Parent (the "Parent Stock"), will be owned prior to the Merger (as defined below) by certain officers and directors of the Company and their affiliates including, among others, David Koffman, the Chairman, President, Chief Executive Officer and a Director of the Company, Vulcan Properties, Inc., a corporation controlled by Arthur Cohen, Frank Rabinovitz, the Executive Vice President, Chief Operating Officer, and a Director of the Company, Jeffrey Koffman, a Director of the Company, Burton I. Koffman, the father of David Koffman, Ruthanne Koffman, the wife of Burton I. Koffman, and certain entities affiliated with the Koffman family (collectively, the "Buyout Group"). We understand that the Buyout Group will obtain all of the Parent Stock in exchange for all of such persons respective stock in the Company, which exchange will occur prior to the Merger.

Pursuant to the Merger Agreement, Merger Corp. will be merged with and into the Company (the "Merger"), and each of the then outstanding shares of common stock of the Company (the "Shares"), other than Shares held by the Buyout Group and/or by the Company in treasury (which will be cancelled without further consideration) and other than Shares held by stockholders who properly exercise any dissenters' appraisal rights available under the General Corporation Law of the State of Delaware, will be converted in the Merger into the right to receive $.40 per share in cash (the "Merger Price"). You have requested our opinion as to the fairness of the Merger Price, from a financial point of view, to the holders of the Shares other than the Buyout Group (the "unaffiliated Stockholders").

In arriving at our opinion, we have, among other things: (i) reviewed the Merger Agreement; (ii) reviewed and analyzed the audited annual and unaudited financial statements of the Company in the Company's reports to stockholders and filings under the Securities Exchange Act of 1934, as amended; (iii) reviewed the Company's Rule 13E-3
Transaction Statement on Schedule 13E-3; (iv) reviewed the Company's preliminary Proxy Statement relating to the Merger; (v) reviewed internal financial and operating budgets and projections for the Company provided to us by the management of the Company; (vi) discussed with certain of the Company's executive officers the business, properties, results of operations and future prospects of the Company; (vii) compared the results of operations of the Company with those of publicly held companies deemed by us to be comparable to the Company; (vii) compared the Merger Price to be received by the Public Stockholders pursuant to the Merger Agreement with the values received in certain other transactions which we believed are of a comparable nature; (ix) reviewed the trading range and trading volume of the Shares since January 1998; (x) reviewed our perceived liquidation value of the assets of the Company; (xi) discussed with the Company whether other potential purchasers for the Company and/or its assets exists and/or existed; (xii) reviewed current general economic and monetary conditions;
(xiii) reviewed past, current and our view of future stock market conditions; and (xiv) conducted such other analyses and/or inquiries as we deemed appropriate.

                                    B-1

In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us and/or publicly available and have neither attempted independently to verify nor assumed responsibility for verifying any of such information. With respect to the financial projections of the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company, and we express no opinion with respect to such forecasts and/or the assumptions on which they are based. We further relied upon the assurance of management of the Company that they were unaware of any facts that would make such information incomplete or misleading. We have not made nor obtained and/or assumed any responsibility for making and/or obtaining any independent evaluations or appraisals of any of the assets (including properties and facilities) or liabilities of the Company.

We have also taken into account our assessment of general economic market and financial conditions and our general knowledge of securities valuations. Our opinion necessarily is based upon conditions as they exist and can be evaluated on the date hereof, and we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after the date hereof. Our opinion, as expressed below, does not imply any conclusion as to the likely value of the Company following the consummation of the Merger, which may vary depending upon, among other factors, market conditions, general economic conditions and other facts that generally influence the value of a Company. Our opinion does not address the Company's underlying business decision to effect the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Merger Price to the Public Stockholders and does not constitute a recommendation to the Public Stockholders (and/or anyone else) of the Merger and/or the Merger Price.

In rendering our opinion we have assumed that the Merger will be consummated on the terms described in the Merger Agreement without any waiver of any material terms and conditions by the Company and that no restrictions will be imposed that would have a material adverse effect on the contemplated benefits of the Merger Price to the Public Stockholders. It is understood that this Opinion may not be disclosed or otherwise referred to without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction.

Based on and subject to the foregoing, it is our opinion that the Merger Price to be received pursuant to the Merger Agreement is fair, from a financial point of view, to the Public Stockholders.

Very truly yours,

KIRLIN SECURITIES, INC.


By: /s/ Brendan C. Rempel

                                     B-2

APPENDIX C


ss. 262. Appraisal rights.

       	(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

          (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251

(other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

              a. Shares of stock  of  the   corporation   surviving
or  resulting   from  such  merger  or consolidation,  or depository
receipts in respect thereof;

              b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

              c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs
a. and b. of this paragraph;  or

              d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a.,
b. and c. of this  paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)  Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares.
Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided.

Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant
to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such  constituent  corporation  who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent  corporation,  and shall include  in  such  notice  a copy of this  section.  Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares.
Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent [sic] corporation shall send a second notice before the effective date of the merger or consolidation  notifying each of the holders of any class or series of stock of such constituent  [sic] corporation
that are entitled  to  appraisal   rights  of  the  effective   date
of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent [sic] corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e) Within 120 days after the effective  date of the merger  or
consolidation,   the  surviving  or  resulting  corporation  or  any
stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections
(a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which
the petition was  filed  a  duly  verified  list   containing  the
names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified [sic] mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.


       (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, ss. 262;
56 Del. Laws, c.  50; 56 Del. Laws, c. 186, ss. 24; 57 Del. Laws,
c. 148,  ss.ss.  27-29;  59 Del.  Laws, c. 106, ss. 12; 60 Del.  Laws,
c. 371,  ss.ss.  3-12; 63 Del. Laws, c. 25,  ss. 14; 63 Del. Laws,
c. 152, ss.ss.  1, 2; 64 Del. Laws, c. 112, ss.ss.  46-54;
66 Del. Laws, c. 136,  ss.ss.  30-32; 66 Del. Laws, c. 352, ss. 9;
67 Del. Laws,  c. 376,  ss.ss.  19, 20; 68 Del. Laws, c. 337,

ss.ss. 3, 4; 69 Del. Laws, c. 61,  ss. 10; 69 Del. Laws, c. 262,
ss.ss.  1-9; 70 Del. Laws, c. 79, ss. 16; 70 Del.  Laws, c. 186,
ss. 1; 70 Del.  Laws, c. 299,  ss.ss.  2, 3; 70 Del. Laws, c. 349,
ss. 22; 71 Del. Laws, c. 120, ss. 15; 71 Del.  Laws,
c. 339,  ss.ss.  49-52;  73  Del. Laws, c. 82, ss. 21.)

                                      C-5

                           APPENDIX D

                              UNITED STATES
                    Securities and Exchange Commission
                          Washington, DC 20549

                              FORM 10-Q

        [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

            For the Quarterly Period Ended: January 31, 2003

                                 Or

  [  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


For the transition period from _____________ to _______________

                                 0-3255
                        (Commission File Number)

                           JAYARK CORPORATION
         (Exact name of registrant as specified in its charter)

                               DELAWARE
             (State or other jurisdiction of incorporation)
                               13-1864519
                  (IRS Employer Identification No.)

                300 Plaza Drive, Vestal, New York 13850
          (Address of principal executive offices) (Zip Code)

                             (607) 729-9331
         (Registrant's telephone number, including area code)

     Indicate by check mark whether the registrant (1) has filed all reports to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES [X] NO [   ]

     Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

              Class                  Outstanding at March 14, 2003
  Common Stock $0.01 Par Value                2,766,396



                                 D-1





                 Jayark Corporation and Subsidiaries



                                 INDEX



Part I.  FINANCIAL INFORMATION                               Page

Item 1.  Consolidated Condensed Financial Statements (Unaudited)

  Consolidated Condensed Balance Sheets - January 31, 2003
   (Unaudited)and April  30,2002..............................3

  Consolidated Condensed Statements of Operations -
    Three and Nine Months Ended January 31, 2003 and
    2002 Unaudited)...........................................4

  Consolidated Condensed Statements of Cash Flows -
    Nine Months Ended January 31, 2003 and 2002
    (Unaudited)...............................................5



  Notes to Consolidated Condensed Financial Statements
   (Unaudited)................................................6-11

Item 2.  Management's Discussion and Analysis of Financial
          Condition and Results of Operations................11-21

Item 3.  Quantitative and Qualitative Disclosures About
          Market Risk.........................................21

Item 4.  Controls and Procedures..............................21

Part II. OTHER INFORMATION

Item 6.  Exhibits and Reports on Form 8-K.....................22

         Signatures...........................................23

         Certifications....................................24-25

         Exhibits.............................................26




                                 D-2
PART I.
ITEM 1.  Consolidated Condensed Financial Statements

                      Jayark Corporation and Subsidiaries
                     Consolidated Condensed Balance Sheets

                                                   (Unaudited)
                                    January 31, 2003  April 30, 2002
Assets
Current Assets:
 Cash and Cash Equivalents              $985,530          $866,971
  Accounts Receivable-Trade, less
  allowance for doubtful accounts of
  $106,580 and $109,028, respectively    741,554         1,197,823
 Inventories - less allowance for slow
  moving inventory of $122,000 and

  $18,427 respectively                   284,351           393,612
 Note Receivable - Related Party         161,865              --
 Other Current Assets                     93,945            40,206
                                       _________         _________


  Total Current Assets                 2,267,245         2,498,612



 Property, Plant & Equipment, net        150,692           180,783
 Goodwill                                204,662           204,662
                                      __________        __________


  Total Assets                        $2,622,599        $2,884,057

                                      ==========        ==========

Liabilities
Current Liabilities:
 Borrowings Under Lines of Credit       $250,000          $299,000
 Current Portion of Long Term Debt -
  Related Parties                        161,332           161,332
  Accounts Payable and Accrued Expenses  234,415           440,589
  Accrued Salaries                       204,196           187,684
  Other Current Liabilities               81,990            85,030
                                         _______         _________


    Total Current Liabilities            931,933         1,173,635

Long Term Debt - Related Parties,
 excluding current portion             1,213,661         1,213,661
Deferred Compensation                    340,866           344,272

Accrued Interest - Related Parties       716,008           636,696
                                       _________         _________


 Total Liabilities                     3,202,468         3,368,264
                                       _________         _________
Stockholders' Deficit
Common Stock of $.01 Par Value,
 Authorized 30,000,000 Shares;
 issued 2,773,896 Shares                  27,739            27,739
Additional Paid-In Capital            12,860,435        12,860,435
Accumulated Deficit                  (13,467,293)      (13,371,631)
Treasury Stock, at cost, 7,500 shares       (750)             (750)
                                      ___________      ____________

 Total Stockholders' Deficit            (579,869)         (484,207)
                                      ___________      ____________

 Total Liabilities & Stockholders'
  Deficit                             $2,622,599        $2,884,057
                                      ==========        ==========


See accompanying notes to consolidated condensed financial statements
                                 D-3
                Jayark Corporation and Subsidiaries
          Consolidated Condensed Statements of Operations
                             (Unaudited)


                            Three Months Ended    Nine Months Ended
                            ________________________________________

                        January 31, January 31, January 31, January 31,
                           2003        2002       2003          2002
                        ______________________________________________

Net Revenues            $2,310,476  $2,233,040  $7,929,975  $8,967,045
Cost of Revenues         2,051,193   1,812,437   6,820,734   7,478,005
                        ______________________________________________

  Gross Margin             259,283     420,603   1,109,241   1,489,040

Selling, General and
 Administrative            361,144     388,500   1,123,990   1,573,357
                        ______________________________________________


Operating Income (Loss)   (101,861)     32,103     (14,749)    (84,317)

Interest Expense, Net       26,224      23,440      79,171      84,703
                        _______________________________________________


Income (Loss) Before Income
 Taxes                    (128,085)      8,663     (93,920)   (169,020)

Income Taxes                     2         768       1,742         768
                        _______________________________________________


Net Income (Loss)        ($128,087)     $7,895    ($95,662)  ($169,788)
                        ===============================================
Weighted Average Common
 Shares                  2,766,396   2,766,396   2,766,396   2,766,396
                        ===============================================


Basic and Diluted Income
 (Loss) per Common Share     ($.05)       $.00       ($.03)      ($.06)


See accompanying notes to consolidated condensed financial statements

                                 D-4
                   Jayark Corporation and Subsidiaries
              Consolidated Condensed Statements of Cash Flows
                               (Unaudited)

                                           Nine Months Ended
                                    ______________________________


                                       January 31,    January 31,
                                          2003           2002
                                    ______________________________

Cash Flows From Operating Activities:
  Net Loss                               ($95,662)     ($169,788)

Adjustments to Reconcile Net Loss to Net
 Cash Flows Provided By Operating Activities:
 Depreciation and Amortization of Property,
 Plant and Equipment                       52,369        106,799
 Amortization of Patent                        --          1,203
 Reduction in Provision for
   Doubtful Accounts                       (2,448)       (13,425)
 Inventory Write Down and
   Provision for Slow Moving Inventory    103,573         22,822
   Changes In Assets and Liabilities,
    Net of Divestiture of Fisher:
    Accounts Receivable                   458,717        423,805
    Inventories                             5,688        104,065
    Other Current Assets                  (53,739)       (29,619)
    Accounts Payable and Accrued Expenses(126,862)      (152,507)
    Accrued Salaries and Deferred
     Compensation                          13,106         43,309
    Other Liabilities                      (3,040)        (4,821)
                                    ______________________________

  Net Cash Provided By Operating
   Activities                             351,702        331,843
                                    ______________________________


Cash Flows From Investing Activities:
 Purchases of Plant and Equipment         (27,842)       (86,415)
 Proceeds from Sale of Equipment            5,564             --
 Note Receivable - Related Party         (161,865)            --
 Purchases of Patent                           --         (4,093)
                                    ______________________________

  Net Cash Used In Investing
   Activities                            (184,143)       (90,508)
                                    ______________________________

Cash Flows From Financing Activities -
 Payments Under Lines of Credit           (49,000)      (100,000)
                                    ______________________________


Net Increase in Cash and Cash Equivalents 118,559        141,335
Cash & Cash Equivalents at Beginning
 of Period                                866,971        834,145
                                    ______________________________

Cash & Cash Equivalents at End of Period $985,530       $975,480
                                    ==============================
Supplemental Disclosures:
  Cash Paid For Interest                  $10,164        $21,290
                                    ==============================

  Cash Paid For Taxes                      $1,742           $768
                                    ==============================


See accompanying notes to consolidated condensed financial statements
                                 D-5
           Notes to Consolidated Condensed Financial Statements
                                 (Unaudited)

1. Basis of Presentation

The consolidated condensed financial statements include the Accounts of Jayark Corporation and its wholly owned subsidiaries
(the "Company"). The accompanying unaudited consolidated condensed financial statements reflect all adjustments
(consisting of only normal and recurring accruals and adjustments) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. These consolidated financial statements are condensed and therefore do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. The consolidated condensed financial statements should be read in conjunction with the audited financial statements and footnotes for the year ended April 30, 2002, included in the Company's report on Form 10-K.
The Company follows the same accounting policies in preparation of interim reports. The Company's operating results for any particular interim period may not be indicative of results for the full year.

2. Divestiture of Fisher

In January 2000, the Company, through a newly formed, wholly owned subsidiary, Fisher Medical Corporation (Fisher), entered into an Asset Purchase Agreement with Fisher Medical LLC (LLC), a development stage developer, manufacturer, and distributor of medical supplies and equipment for hospitals, nursing homes and individuals. Under the terms of the agreement, Fisher purchased all of the assets of LLC for cash of $215,000. LLC remained the owner of certain intellectual property utilized in Fisher's medical products line. The owner of LLC was Steve Fisher who also became a member of the board of directors of the Company. Fisher also negotiated a five-year technology license with LLC, which conveyed certain technology rights developed by Trlby Innovative LLC of Torrington, Connecticut. The acquisition was accounted for under the purchase method of accounting.

Fisher continued to develop medical supply products with the financing provided by the Company. The Company initially utilized its existing working capital and lines of credit to fund Fisher's development efforts. The development time horizon exceeded the projected investment horizon as determined by the Company. Due to the need for additional funding for this development, the Company endeavored to infuse additional capital into Fisher with a private placement of preferred stock. In 2000, the Company sold $429,500 of newly issued Fisher Medical preferred stock. The Company continued to seek new capital via the preferred stock offering to various potential investors in 2001.

In September 2001, the Company received a proposal from Alberdale LLC to provide a $500,000 bridge loan to Fisher, which is convertible, under certain conditions, to Fisher common stock.
In addition to the bridge loan, Alberdale was proposing to offer a new series of preferred stock for equity financing to continue the operations of Fisher. As a condition to this refinancing, Alberdale required that Jayark contribute 50% of its Fisher Medical Corporation common stock to the new refinanced entity, as well as provide an option for Alberdale to purchase the remaining 50% common interest the Company would hold in Fisher at predetermined amounts ranging from approximately $915,000 to $1,464,000 for periods not exceeding 15 months.

On October 1, 2001 the Company approved the merger of its wholly owned subsidiary, Fisher Medical Corporation with Fisher Medical LLC, the owner of the intellectual property utilized in Fisher's medical products line. Pursuant to the merger agreement, the Company assigned 50% of its common equity holdings in Fisher Medical Corporation to the sole member of Fisher Medical LLC,
                                 D-6
Dr. Stephen Fisher. Dr. Fisher serves as President of Fisher Medical Corporation and as a Director of the Company. As a result of this transaction, the Company has effectively relinquished its control of Fisher Medical Corporation; however given its continuing 50% common stock ownership interest, the Company will account for its investment on the equity method prospectively commencing October 1, 2001. The Company has no future obligations to fund any deficits of the merged entity or any commitments to provide future funding.

As of October 1, 2001, the Company had invested approximately $1,248,000 of cash in Fisher and incurred net losses as 100%
owner of approximately $1,509,000; therefore the Company's net investment and advance position at the date of the divestiture was a negative balance of approximately $261,000. In connection with the transaction, the Company received from the merged entity a five-year $525,715 promissory note, which represents a portion of the aforementioned advances the Company had made during its
100% ownership period. The note is secured by all assets of the company except the intellectual property. There can be no assurances that the merged entity will be successful in completing the development of its products or in the raising of the additional working capital required. Additionally, since the merged entity has minimal liquidation value, the note is deemed not to be collectible. Accordingly, the Company has not assigned any value to this note and has recognized its divestiture of its net investment of $261,455 at October 1, 2001 as an increase in additional paid in capital, which reduces the investment in
Fisher to zero.   The Company has not recognized its 50% share
of losses of the merged entity in the post transaction period as its investment is reflected as zero.

The net liabilities of Fisher at October 1, 2001 deconsolidated as a result of the divestiture are as follows:

     Accounts Receivable - Trade             $31,350
     Inventories                              85,001
     Other Current Assets                     16,134
     Property, Plant & Equipment, Net        361,418
     Goodwill                                 90,432
     Patent, Net                              57,546
     Accounts Payable and Accrued Expenses  (295,817)
     Accrued Salaries                       (177,415)
     Other Current Liabilities                  (604)
     Preferred Stock                        (429,500)
                                           __________

                                           ($261,455)
                                           ==========


In connection with the transaction, the Company was granted warrants to purchase 47,190 shares of common stock of the merged entity at $10 per share, which expire in three years. As the Company has relinquished its control of Fisher, it has effectively deconsolidated Fisher as of October 1, 2001 and reflected its recorded excess losses as additional paid-in-capital. As the Company experienced no historical successes as 100% owner, and has no tangible evidence of its historical investment recoverability, it has reflected its equity investment position at zero. In the event the merged entity is successful in the future, the Company would record its 50% interest in the earnings, if any, to the extent that they exceed equity losses not otherwise recorded, and could experience subsequent gains resulting from the repayment of the note receivable, if such amounts are collected, and from the proceeds of the Alberdale buyout option, if exercised. However, as described above, due to the uncertainties over the ultimate recoverability of the note or the exercise of the option, no value has been assigned to either.

The following unaudited pro forma financial information presents the combined results of operations of the Company as if the divestiture of Fisher had taken place as of May 1, 2001. The unaudited pro forma information has been prepared by the Company based upon assumptions deemed appropriate and takes into consideration the elimination of Fisher operating activities included in the consolidated statements of operations for the periods presented herein.
                                 D-7

                          Three Months Ended      Nine Months Ended
                        January 31, January 31, January 31, January 31,
                           2003        2002        2003        2002
                        _______________________________________________
Net Sales               $2,310,476  $2,233,040  $7,929,975  $8,932,635

Net Income               ($128,087)     $7,895    ($95,662)    $189,922
                        ===============================================

Net Income per Common Share
 - Basic and Diluted:        ($.05)       $.00       ($.03)        $.07
                        ===============================================

The unaudited pro forma information presented herein are shown for illustrative purposed only and are not necessarily indicative of the future financial position or future results of operations of the Company and does not necessarily reflect the results of operations that would have occurred had the transaction been in effect for the periods presented. The unaudited pro forma information should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

As of April 30, 2002, the $500,000 Alberdale LLC bridge loan to Fisher provided by Hobart Associates II, LLC (Hobart) was in default and the Company's $525,715 five-year promissory note to Fisher was also in default. Both notes provided for the acceleration of the notes and the transfer of the secured assets to the note holders upon an event of default. In order to avoid liquidation of Fisher, Hobart and the Company proposed a restructuring program for Fisher. On June 3, 2002 Stephen Fisher Sr. (President of Fisher), Fisher, Hobart and the Company entered into the Fisher Medical Restructuring Agreement (the Agreement). Under the terms of the Agreement, Hobart and the Company formed a new corporation, Unisoft International Corporation ("UIC"). UIC will assume the international rights for sale and marketing of Fisher's Unisoft mattress and all associated products, designs, and all rights related thereto, as well as certain employees and their obligations. As part of the agreement, UIC will commit to a supply contract with Fisher with a guaranteed minimum order quantity.

In addition, UIC must assume the Fisher promissory notes payable to Hobart and the Company. The Company will also contribute its 500,000 shares of common stock of Fisher and Hobart will contribute $250,000 to UIC, resulting in both the Company and Hobart owning approximately 36% of UIC. The Company's 36% interest is comprised of 100,000 shares of common stock and 60,000 shares of Super Voting Series A Preferred Stock. Each share of Series A Preferred Stock provides for 5 shares of voting rights for each share of common stock. Hobart and UIC have an option to purchase approximately 95% of Jayark's interest in UIC for approximately $800,000 for a one-year period. Alberdale LLC's option to purchase 50% of Jayark's common interest in Fisher was converted into 20,000 shares of UIC common stock under the restructuring.

There can be no assurances that the new entity will be successful in selling and marketing the Unisoft internationally or the raising of the additional working capital required to sustain the business.
The Company has no future obligations to fund any deficits of the new entity or any commitments to provide funding. Due to the uncertainties over the ultimate recoverability of its investment in UIC, no value has been assigned.

3. Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS No. 143).
SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is required for adoption for fiscal years beginning after June 15, 2002. The Company has reviewed the provisions of SFAS
No. 143, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.
                                 D-8
In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). SFAS No. 145 is required for adoption for fiscal years beginning after May 15, 2002, with early adoption of the provisions related to the rescission of Statement 4 encouraged. The Company has reviewed the provisions of SFAS No. 145, and believes that upon adoption, the Statements will not have a significant effect on its consolidated financial statements.

In December 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123 (SFAS No. 148). SFAS
No. 148 amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS 123 to account for employee stock options using the fair value method, and if so, when it will begin the transition to this method.

4. Reclassifications

Certain reclassifications have been made in the fiscal 2002 consolidated condensed financial statements to conform to the presentation used in the fiscal 2003 consolidated condensed financial statements.

5.  Segment Data

The Company conducts its operations through two reportable business segments as follows:

AVES Audiovisual Systems, Inc. ("AVES") distributes and rents a broad range of audio, video and presentation equipment, and supplies. Its customer base includes businesses, churches, hospitals, hotels and educational institutions.

MED Services Corp. ("Med") historically has engaged various contractors to design and develop specialty medical equipment for its distribution. Its customer base in 2002 included companies that sell and rent durable medical equipment to hospitals, nursing homes and individuals. Med has recently engaged in new sales and marketing efforts for its product, the NetSafe Enclosure Bed, since historically Fisher, prior to the Fisher divestiture, had provided sales and marketing support for Med's product.


Effective October 1, 2001, the Company approved the merger of its formerly wholly owned subsidiary, Fisher Medical Corporation ("Fisher") with Fisher Medical LLC. As a result, the Company has relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001.

The following table reflects the results of the segments consistent with the Company's internal financial reporting process. The following results are used in part, by management, both in evaluating the performance of, and in allocating resources to, each of the segments.

                                                 Corporate
                                                    and
                      AVES      Fisher    Med     Unallocated Consolidated
                      ________________________________________________
Three Months Ended January 31, 2003
 Net Revenues        $2,310,476  $--       $--             $-- $2,310,476
 Depreciation and
  Amortization           16,057   --       1,496            --     17,553
 Operating Income (Loss) 74,581   --   ($103,945)     ($72,497) ($101,861)
                                 D-9
 Net Income (Loss)       46,751   --   ($106,786)     ($68,052) ($128,087)

Three Months Ended January 31, 2002
 Net Revenues         2,233,040   --        --              --  2,233,040
 Depreciation and
  Amortization           13,815   --       1,496            --     15,311
 Operating Income (Loss)113,607   --      (2,157)      (79,347)    32,103
 Net Income (Loss)       76,467   --      (1,009)      (67,563)     7,895

Nine Months Ended January 31, 2003
 Net Revenues         7,929,975   --        --              --  7,929,975
 Depreciation and
  Amortization           47,882   --       4,487            --     52,369
 Operating Income (Loss)309,917   --    (110,089)     (214,577)   (14,749)
 Net Income (Loss)      219,145   --    (118,835)     (195,972)   (95,662)

Nine Months Ended January 31, 2002
 Net Revenues         8,929,867   34,411   2,768            --  8,967,045
 Depreciation and
  Amortization           46,491   56,112   4,196            --    106,799
 Operating Income (Loss)461,080 (367,724) (7,014)     (170,659)   (84,317)
 Net Income (Loss)      359,076 (389,709) (5,746)     (133,409)  (169,788)

Total Assets at

 January 31, 2003     2,246,583   --     117,448       258,568  2,622,599
Goodwill at
 January 31, 2003       204,662   --       --               --    204,662

Total Assets at
 April 30, 2002       2,560,614   --     227,764        95,679  2,884,057
Goodwill at
 April 30, 2002         204,662   --       --               --    204,662

Inter-segment transactions included a management fee between Corporate and Fisher for the nine months ended January 31, 2002, of $30,000.

6.  Inventories


Inventories are summarized as follows:



                           January 31, 2003  April 30, 2002
                           ________________________________
     Raw Materials             $74,113          $174,113
     Finished Goods            210,238           219,499
                           ________________________________
                              $284,351          $393,612
                           ================================



7.  Income (Loss) Per Common Share

Basic income (loss) per common share is based upon the weighted average number of common shares outstanding. Diluted income
(loss) per common share is based upon the weighted average number of common shares outstanding, as well as dilutive potential securities, which in the Company's case, comprise shares issuable under the stock option plan. Dilutive stock options, totaling 180,000 shares, had no impact on the income (loss) per common share calculation in any periods presented as their impact was antidilutive.

8.  Note Receivable Related Party

The Company has a note receivable from a related party, New Valu, Inc.,
                                 D10
for $162,000 in the current period. New Valu, Inc. is a company controlled by members of the Koffman family, of which David Koffman and Robert Nolt are officers of. The note is payable on demand with an annual interest rate of 5.5%.

9.  Subsequent Event

In February 2003, the Company filed a Preliminary Proxy Statement regarding a Special Meeting of Stockholders. At this special meeting, the shareholders will be asked to consider and vote upon the adoption of an Agreement and Plan of Merger, dated February 3, 2003, providing for the merger of J Merger Corp. ("Merger Corp"), a newly formed Delaware corporation, into Jayark. Merger Corp is a wholly owned subsidiary of J Acquisition Corp, a Nevada Corporation ("Parent"), which was formed for the purpose of the merger and is owned by certain officers and directors of Jayark and their affiliates.

In accordance with the merger, each outstanding share of common stock will be converted into the right to receive $.40 in cash, except for shares held by Parent and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of Jayark adopt the merger agreement, Jayark will no longer be a publicly traded company.

The merger will not be complete without the affirmative vote of holders of a majority of the outstanding shares of common stock to adopt the merger agreement. The Parent has agreed to vote all shares of common stock owned by it in favor of the adoption of the merger agreement. The Parent beneficially owns approximately 87% of the outstanding common stock. The Board of Directors of Jayark Corporation has unanimously approved the merger agreement.

Any stockholder who does not vote in favor of adopting the merger agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court.


ITEM 2.

Management's Discussion and Analysis of Financial Condition and
Results of Operations

In January 2000, the Company, through a newly formed, wholly owned subsidiary, Fisher Medical Corporation (Fisher), entered into an Asset Purchase Agreement with Fisher Medical LLC (LLC), a development stage developer, manufacturer, and distributor of medical supplies and equipment for hospitals, nursing homes and individuals. Under the terms of the agreement, Fisher purchased all of the assets of LLC for cash of $215,000. LLC remained the owner of certain intellectual property utilized in Fisher's medical products line. The owner of LLC was Steve Fisher who also became a member of the board of directors of the Company. Fisher also negotiated a five-year technology license with LLC, which conveyed certain technology rights developed by Trlby Innovative LLC of Torrington, Connecticut. The acquisition was accounted for under the purchase method of accounting.

Fisher continued to develop medical supply products with the financing provided by the Company. The Company initially utilized its existing working capital and lines of credit to fund Fisher's development efforts. The development time horizon exceeded the projected investment horizon as determined by the Company. Due to the need for additional funding for this development, the Company endeavored to infuse additional capital into Fisher with a private placement of preferred stock. In 2000, the Company sold $429,500 of newly issued Fisher Medical preferred stock. The Company continued to seek new capital via the preferred stock offering to various potential investors in
2001.

In September 2001, the Company received a proposal from Alberdale LLC
                                 D-11
to provide a $500,000 bridge loan to Fisher, which is convertible, under certain conditions, to Fisher common stock. In addition to the bridge loan, Alberdale was proposing to offer a new series of preferred stock for equity financing to continue the operations of Fisher. As a condition to this refinancing, Alberdale required that Jayark contribute 50% of its Fisher Medical Corporation common stock to the new refinanced entity, as well as provide an option for Alberdale to purchase the remaining 50% common interest the Company would hold in Fisher at predetermined amounts ranging from approximately $915,000 to $1,464,000 for periods not exceeding 15 months.

On October 1, 2001 the Company approved the merger of its wholly owned subsidiary, Fisher Medical Corporation with Fisher Medical
LLC, the owner of the intellectual property utilized in Fisher's medical products line. Pursuant to the merger agreement, the Company assigned 50% of its common equity holdings in Fisher Medical Corporation to the sole member of Fisher Medical LLC, Dr. Stephen Fisher. Dr. Fisher serves as President of Fisher Medical Corporation and as a Director of the Company. As a result of this transaction, the Company has effectively relinquished its control of Fisher Medical Corporation; however given its continuing 50% common stock ownership interest, the Company will account for its investment on the equity method prospectively commencing October 1, 2001. The Company has no future obligations to fund any deficits of the merged entity or any commitments to provide future funding.

As of October 1, 2001, the Company had invested approximately $1,248,000 of cash in Fisher and incurred net losses as 100% owner of approximately $1,509,000; therefore the Company's net investment and advance position at the date of the divestiture was a negative balance of approximately $261,000. In connection with the transaction, the Company received from the merged entity a five-year $525,715 promissory note, which represents a portion of the aforementioned advances the Company had made during its 100% ownership period.
the note is secured by all assets of the company except the intellectual property. There can be no assurances that the merged entity will be successful in completing the development of its products or in the raising of the additional working capital required. Additionally, since the merged entity has minimal liquidation value, the note is deemed not to be collectible. Accordingly, the Company has not assigned any value to this note and has recognized its divestiture of its net investment of $261,455 at October 1, 2001 as an increase in additional paid in capital,
which reduces the investment in Fisher to zero.   The Company has
not recognized its 50% share of losses of the merged entity in the post transaction period as its investment is reflected as zero.

The net liabilities of Fisher at October 1, 2001 deconsolidated as a result of the divestiture are as follows:

     Accounts Receivable - Trade            $31,350
     Inventories                             85,001
     Other Current Assets                    16,134
     Property, Plant & Equipment, Net       361,418
     Goodwill                                90,432
     Patent, Net                             57,546
     Accounts Payable and Accrued Expenses (295,817)
     Accrued Salaries                      (177,415)
     Other Current Liabilities                 (604)
     Preferred Stock                       (429,500)
                                           _________

                                          ($261,455)
                                           =========


In connection with the transaction, the Company was granted warrants to purchase 47,190 shares of common stock of the merged entity at $10 per share, which expire in three years.

As the Company has relinquished its control of Fisher, it has effectively deconsolidated Fisher as of October 1, 2001 and reflected
                                 D-12
its recorded excess losses as additional paid-in-capital. As the Company experienced no historical successes as 100% owner, and has no tangible evidence of its historical investment recoverability, it has reflected its equity investment position at zero. In the event the merged entity is successful in the future, the Company would record its 50% interest in the earnings, if any, to the extent that they exceed equity losses not otherwise recorded, and could experience subsequent gains resulting from the repayment of the note receivable, if such amounts are collected, and from the proceeds of the Alberdale buyout option, if exercised. However, as described above, due to the uncertainties over the ultimate recoverability of the note or the exercise of the option, no value has been assigned to either.

The following unaudited pro forma financial information presents the combined results of operations of the Company as if the divestiture of Fisher had taken place as of May 1, 2001. The unaudited pro forma information has been prepared by the Company based upon assumptions deemed appropriate and takes into consideration the elimination of Fisher operating activities included in the consolidated statements of operations for the periods presented herein.

                          Three Months Ended      Nine Months Ended
                        January 31, January 31, January 31, January 31,
                           2003        2002        2003        2002
                        _______________________________________________
Net Sales               $2,310,476  $2,233,040  $7,929,975  $8,932,635

Net Income               ($128,087)     $7,895    ($95,662)    $189,922
                        ===============================================

Net Income per Common Share
 - Basic and Diluted:        ($.05)       $.00       ($.03)        $.07

                        ===============================================


The unaudited pro forma information presented herein are shown for illustrative purposed only and are not necessarily indicative of the future financial position or future results of operations of the Company and does not necessarily reflect the results of operations that would have occurred had the transaction been in effect for the periods presented. The unaudited pro forma information should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

As of April 30, 2002, the $500,000 Alberdale LLC bridge loan to Fisher provided by Hobart Associates II, LLC (Hobart) was in default and the Company's $525,715 five-year promissory note to Fisher was also in default. Both notes provided for the acceleration of the notes and the transfer of the secured assets to the note holders upon an event of default. In order to avoid liquidation of Fisher, Hobart and the Company proposed a restructuring program for Fisher. On June 3, 2002 Stephen Fisher Sr. (President of

Fisher), Fisher, Hobart and the Company entered into the Fisher Medical Restructuring Agreement (the Agreement). Under the terms of the Agreement, Hobart and the Company formed a new corporation, Unisoft International Corporation ("UIC"). UIC will assume the international rights for sale and marketing of Fisher's Unisoft mattress and all associated products, designs, and all rights related thereto, as well as certain employees and their obligations. As part of the agreement, UIC will commit to a supply contract with Fisher with a guaranteed minimum order quantity.

In addition, UIC must assume the Fisher promissory notes payable to Hobart and the Company. The Company will also contribute its 500,000 shares of common stock of Fisher and Hobart will contribute $250,000 to UIC, resulting in both the Company and Hobart owning approximately 36% of UIC. The Company's 36% interest is comprised of 100,000 shares of common stock and 60,000 shares of Super Voting Series A Preferred Stock. Each share of Series A Preferred Stock provides for 5 shares of voting rights for each share of common stock. Hobart and UIC have an option to purchase approximately 95% of Jayark's interest in UIC for approximately $800,000 for a one-year period. Alberdale LLC's option to purchase 50% of Jayark's common interest in Fisher was converted into 20,000 shares of UIC common stock under the restructuring.
                                 D-13
There can be no assurances that the new entity will be successful in selling and marketing the Unisoft internationally or the raising of the additional working capital required to sustain the business. The Company has no future obligations to fund any deficits of the new entity or any commitments to provide funding. Due to the uncertainties over the ultimate recoverability of its investment in UIC, no value has been assigned.





Three Months Ended January 31, 2003 as compared to January 31, 2002

NET REVENUES
____________

Net Revenues of $2,310,000 for the three months ended January 31, 2003, increased $77,000, or 3.5%, as compared to the same period in 2002 due to an increase in direct sales at AVES partly due to lowering prices to attract additional sales.

COST OF REVENUES
________________



Cost of Revenues of $2,051,000 increased $239,000, or 13.2%, as compared to the same period last year. This was a result of the increased revenues for AVES discussed above combined with a $100,000 inventory write down on Med component parts related to the NetSafe Enclosure Beds primarily due to the slow movement of this inventory over the past twelve plus months, continued decline in the overall economy and lack of any purchase commitments for the finished inventory items.

GROSS MARGIN
____________

Gross Margin of $259,000 was 11.2% of revenues, as compared to $421,000, or 18.8%, for the same period last year. This decrease was due to lower profit margins at AVES as compared to the prior year resulting from efforts including lowering prices to increase revenues, as well as the write down in Med's inventory as discussed above.
                                 D-14
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
____________________________________________

Selling, General and Administrative Expenses of $361,000 decreased $27,000 or 7.0% as compared to the same period last year. AVES' expenses decreased $22,000 primarily due to decreased payroll expenses and Corporate's expenses decreased $7,000 due to decreased expenses relating to printing and mailings to shareholders. These reductions were partially offset by a $2,000 increase in Med's expenses.

OPERATING INCOME (LOSS)
________________________


Operating Loss of $102,000 decreased $134,000 as compared to consolidated operating income of $32,000 for the same period last year. The decrease in operating income was primarily the result of Med's increased operating loss of $102,000 due to the Company's decision to write down certain Med inventories to its net realizable value, as well as a $39,000 decrease in AVES' operating income due to lower gross margins as discussed above and Corporate's operating loss decreased $7,000 due to decreased Corporate expenses.


NET INTEREST EXPENSE
____________________

Net Interest Expense of $27,000 increased $3,000, or 11.8%. This increase is due to a decrease in interest income at Med as a result of the Fisher divestiture.

NET INCOME (LOSS)

_________________

Net Loss of $128,000 increased $136,000 as compared to consolidated net income of $8,000 during the same period last year. This increased loss is principally due to Med's $100,000 inventory write-down discussed above, combined with decreased income of $30,000 at AVES as a result of lower gross margins discussed above and Corporate's increased loss of $1,000.

Nine Months Ended January 31, 2003 as compared to January 31, 2002

NET REVENUES
____________

Net Revenues of $7,930,000 for the nine months ended January 31, 2003, decreased $1,037,000, or 11.6%, as compared to the same period in 2002. This was a result of a $999,000, or 11.2%, revenue decrease at AVES due partially to the nation's economic slowdown resulting in decreased budgets for many of our customers causing them to look to more inexpensive and, or, purchase fewer quantity of products. This was also coupled with the fact that there has been a continued price decline in video equipment. As a result of the October 1, 2001 divestiture transaction, there were zero Fisher sales in 2003 versus $35,000 in 2002. Med had zero sales in 2003 versus $3,000 in 2002. The Company has recently engaged in new sales and marketing efforts for Med's product, the NetSafe Enclosure bed, since historically Fisher, prior to the Fisher divestiture, had provided sales and marketing support for the Med Services product.


COST OF REVENUES
________________

Cost of Revenues of $6,821,000 decreased $657,000, or 8.8%, as compared to the same period last year. This was primarily a result of the decreased revenues discussed above. This decrease was partially offset by a $100,000 write down of Med's inventory during the third quarter and as discussed previously.

GROSS MARGIN
_____________

Gross Margin of $1,109,000 was 13.9% of revenues, as compared to $1,489,000, or 16.6%, for the same period last year. The decrease
                                 D-15
was due to lower profit margins at AVES as compared to the prior year, as a result of lower selling prices only partially offset by lower unit costs as well as the write down in Med's inventory as discussed above.


SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
____________________________________________

Selling, General and Administrative Expenses of $1,124,000 decreased $449,000 or 28.6% as compared to the same period last year. Fisher's expenses decreased $392,000 as a result of the October 1, 2001 divestiture transaction. AVES' expenses decreased $102,000 due to decreased payroll, property tax and bad debt expenses. These reductions were partially offset by a $44,000 increase in Corporate's expenses due to $30,000 of intersegment management fees charged to Fisher in the prior year which offset overall selling, general and administrative expenses at the Corporate level combined with increased travel, insurance and professional fees.

OPERATING LOSS
______________

Operating Loss of $15,000 decreased $70,000, or 82.5%, as compared to $84,000 for the same period last year. The decrease in operating loss was the result of the Company not picking up Fisher's operating loss due to the October 1, 2001 merger transaction which aggregated $368,000 for the same period last year. AVES' operating income decreased $151,000 due to decreased gross margin discussed above, Corporate's operating loss increased $44,000 due to increased expenses and no intersegment management fee to offset expenses and Med's operating loss increased $103,000 due to the write down in Med's inventory.

NET INTEREST EXPENSE
____________________

Net Interest Expense of $79,000 decreased $6,000, or 6.5%. This decrease was the result of decreased debt combined with lower interest rates as compared to the prior year.

LOSS BEFORE INCOME TAXES
________________________

Loss Before Income Taxes of $94,000 decreased $75,000, or 44.4% as compared to $169,000 for the same period last year. Overall change in income before income taxes was a result of those fluctuations noted above.

INCOME TAXES
____________


Income Taxes of $2,000 for the nine months ended January 31, 2003 were incurred for state income tax expenses versus $1,000 in the prior year.

NET LOSS
________

Net Loss of $96,000 decreased $74,000 as compared to $170,000 during the same period last year. This decrease is principally due to a $390,000 improvement to the bottom line as a result of the October 1, 2001 Fisher divestiture transaction, partially offset by a $140,000 decrease in net income at AVES, a $63,000 increase in net loss at Corporate and a $113,000 increased loss at Med as a result of those items discussed previously.

CRITICAL ACCOUNTING POLICIES AND SIGNIFICANT ESTIMATES
______________________________________________________

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make decisions based upon estimates, assumptions, and factors it considers as relevant to the circumstances. Such decisions include the selection of applicable accounting principles and the use of judgment in their application, the results of which could differ from those anticipated.

A summary of significant accounting policies used in the preparation
                                 D-16
of the consolidated financial statements is contained in Note 1, in the Company's Report on Form 10K. The Company's most critical policies include: valuation of accounts receivables, which impact selling, general and administrative expense; valuation of inventory, which impacts cost of sales and gross margin; the assessment of recoverability of goodwill, which impacts write-offs of goodwill and; accounting for income taxes, which impacts the valuation allowance and the effective tax rate.

The Company reviews estimates including, but not limited to, the allowance for doubtful accounts, inventory reserves and income tax valuations on a regular basis and makes adjustments based upon historical experiences, current conditions and future expectations. The reviews are performed regularly and adjustments are made as required by current available information. The Company believes these estimates are reasonable, but actual results could differ from these estimates.


The Company values inventories at the lower of cost or market on a first-in-first-out basis. The recoverability of inventories is based upon the types and levels of inventory held, forecasted demand, pricing, competition and changes in technology. During the quarter ended January 31, 2003, the Company recorded an inventory write down in the amount of $100,000, related to Med's NetSafe Enclosure Bed components. The write down relates to the slow movement of the inventory over the past twelve months, the continued decline in the overall economy, lack of any purchase commitments for finished product, as well as management's estimate of future demand and selling price of the current levels of inventory related to the NetSafe Enclosure Beds.

In the event that actual results differ from these estimates or the Company adjusts these estimates in future periods, the Company may need to write down the inventory further which could materially impact the financial position and results of operations of the Company.

The Company's accounts receivable represent those amounts, which have been billed to our customers but not yet collected. The Company analyzes various factors, including historical experience, credit-worthiness of customers and current market and economic conditions. The allowance for doubtful accounts balance is established based on the portion of those accounts receivable, which are deemed to be potentially uncollectible. Changes in judgments on these factors could impact the timing of costs recognized.

The Company records valuation allowances to reduce deferred tax assets when it is more likely than not that some portion of the amount may not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during those periods in which temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income and tax planning in making this assessment. The Company evaluates the need for valuation allowances on a regular basis and adjusts as needed. These adjustments, when made, would have an impact on the Company's financial statements in the period that they were recorded.

Goodwill is tested annually for impairment by the Company at the reporting unit level, by comparing the fair value of the reporting unit with its carrying value. Valuation methods for determining the fair value of the reporting unit include reviewing quoted market prices and discounted cash flows. If the goodwill is indicated as being impaired (the fair value of the reporting unit is less than the carrying amount), the fair value of the reporting unit is then allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. This implied fair value of the reporting unit goodwill is then compared with the carrying amount of the reporting unit goodwill and, if it is less, the Company would then recognize an impairment loss. The projection of future cash flows requires significant judgments and estimates with respect to future revenues related to the asset and the future cash outlays related to those revenues. Actual revenues and related cash flows or changes in anticipate revenues and related cash flows could result in changes in this assessment
                                 D-17
and result in an impairment charge. The use of different assumptions could increase or decrease the related impairment charge.

LIQUIDITY AND CAPITAL RESOURCES
_______________________________

At January 31, 2003 and April 30, 2002, consolidated open lines of credit available to the Company for borrowing were $1,000,000 and $951,000, respectively. It is the opinion of the Company's management that operating expenses, as well as obligations coming due during the next fiscal year, will be met primarily by existing cash balances, cash flow generated from operations, and from available borrowing levels.

Working capital was $1,335,000 at January 31, 2003, compared with $1,325,000 at April 30, 2002.


Net cash provided by operating activities was $352,000 in 2003 as compared with $332,000 in 2002.

Cash flows used in investing activities were $184,000 in 2003 as compared with $91,000 in 2002. This difference in cash provided in the current period is primarily the result of a note receivable from a related party for $162,000 combined with decreased purchases of plant and equipment as compared to the prior year.

Cash flows used in financing activities were $49,000 in 2003 as compared with $100,000 in 2002. The difference is a result of payments on the Company's line of credit.

The Company continues to be obligated under notes payable to related parties aggregating $1,374,993. The related parties and corresponding outstanding obligations include David Koffman, Chairman of the Board of Directors and President of the Company ($201,113), AV Texas Holding LLC, an entity controlled by members of the Koffman family ($850,000) and CCB Associates, LP, an entity with indirect control by a Board Member ($323,830). The current portion of the related notes aggregated $161,332, with an additional principal payment of $161,332 due in December 2003. The remaining balance on these related notes matures in December 2004 at which time the entire remaining unpaid principal balance, aggregating $1,052,329, plus accrued interest is due.

The Company has a note receivable from a related party, New Valu, Inc., for $162,000 in the current period. New Valu, Inc. is a company controlled by members of the Koffman family, of which David Koffman and Robert Nolt are officers of. The note is payable on demand with an annual interest rate of 5.5%.

At January 31, 2003, the Company continues to have accrued unpaid wages aggregating $411,022. The unpaid wages relate to salary deferral by the President of the Company for prior services rendered. The terms of the salary deferral are such that the President has agreed to defer his salary until which time the working capital position of the Company improves. Based upon the intent of the parties, the Company has reflected $81,000 as a current liability within accrued salaries in the consolidated condensed balance sheet, and reflected $330,022 as deferred compensation in the consolidated condensed balance sheet at January 31, 2003.

DISCLOSURES ABOUT CONTRACTUAL OBLIGATIONS AND COMMERCIAL
COMMITMENTS

Accounting standards require disclosure concerning a registrant's obligations and commitments to make future payments under contracts, such as debt and lease agreements, and under contingent commitments, such as debt guarantees. The Company's obligations and commitments are as follows:
                                 D-18

                             Less than     2-3       4-5       After
                     Total     1 Year     Years     Years     5 Years
_______________________________________________________________________


Contractual Obligations           Payments Due by Period
_______________________________________________________________________


Long Term Debt -
Related Parties    $1,374,993 $161,332    $1,213,661 $--       $--
Operating Leases     $780,000  $90,000      $180,000 $180,000  $330,000
Accrued Interest
 - Related Parties   $716,008  $--          $716,008 $--       $--
_______________________________________________________________________

Other Commercial
Commitments              Amount of Commitment Expiration Per Period
_______________________________________________________________________


Lines of Credit      $250,000  $250,000     $--      $--       $--

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS No. 143).
SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is required for adoption for fiscal years beginning after June 15, 2002. The Company has reviewed the provisions of SFAS No. 143, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). SFAS No. 145 is required for adoption for fiscal years beginning after May 15, 2002, with early adoption of the provisions related to the rescission of Statement 4 encouraged. The Company has reviewed the provisions of SFAS No. 145, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In December 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 148,
"Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123 (SFAS No. 148). SFAS No. 148 amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS 123 to account for employee stock options using the fair value method, and if so, when it will begin the transition to this method.

Forward-Looking Cautionary Statement

In an effort to provide investors a balanced view of the Company's current condition and future growth opportunities, this Quarterly Report on Form 10-Q includes comments by the Company's management about future performance. Because these statements are forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, management's forecasts involve risks and uncertainties, and actual results could differ materially from those predicted in the forward-looking statements.
                                 D-19
ITEM 3.  Quantitative and Qualitative Disclosures About Market Risk

The following discusses the Company's possible exposure to market risk related to changes in interest rates on the Company's lines of credit.

As of January 31, 2003, the Company has outstanding lines of credit which are renegotiated every 12 months and bear interest at prime. Funds available for borrowing under these lines of credit are subject to interest rate risk and will increase interest expense if the prime rate increases. The Company does not believe that an immediate increase in interest rates would have a significant effect on its financial condition or results of operations.

ITEM 4.  Controls and Procedures


The Company maintains a system of "Disclosure Controls and Procedures" (as defined in Exchange Act Rules 13a-14 and 15d-14) designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures included in this quarterly report, as well as to safeguard assets from unauthorized use or disposition.

Within the 90 days prior to the filing date of this Quarterly
Report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's President and its Vice President of Finance, of the effectiveness of the design and operation of the company's disclosure controls and procedures. Based upon that evaluation, Mr. David Koffman and Mr. Robert Nolt concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in the Company's periodic SEC filings. There have not been any significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation.

PART II. OTHER INFORMATION

ITEM 6.   Exhibits and Reports on Form 8-K.

(a) Exhibits -

99.1  Certification of the Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

99.2  Certification of the Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

(b) Report on Form 8-K - None
                                 D-20

                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

							JAYARK CORPORATION
							Registrant

  /s/ David L. Koffman                    April 29, 2003
_________________________________         ________________________

David L. Koffman, President


Chief Executive Officer



 /s/ Robert C. Nolt                       April 29, 2003
_________________________________        ________________________
Robert C. Nolt
Chief Financial Officer

                                 D-21
                            Certifications

I, David L. Koffman, certify that:

1. I have reviewed this quarterly report on Form 10Q of Jayark
   Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly reporting is being prepared;

  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the
     "Evaluation Date"); and

  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ David L. Koffman                                April 29, 2003
____________________________________                _______________
David L. Koffman, President
Chief Executive Officer

                                 D-22

I, Robert C. Nolt, certify that:

1. I have reviewed this quarterly report on Form 10Q of Jayark
   Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this quarterly report.
4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures
  (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

  d) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly reporting is being prepared;

  e) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation
     Date"); and

  f) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

  c) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

d) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


/s/ Robert C. Nolt                            April 29, 2003
_________________________________             __________________
Robert C. Nolt
Chief Financial Officer

                                 D-23
Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jayark Corporation (the "Company") on Form 10-Q for the quarter ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Koffman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section
    13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ David L. Koffman                           April 29, 2003
_____________________________                  _______________
David L. Koffman, President
Chief Executive Officer

Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jayark Corporation (the "Company") on Form 10-Q for the quarter ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Nolt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section
    13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert C. Nolt                                April 29, 2003
_________________________________                 _______________
Robert C. Nolt
Chief Financial Officer


                                 D-24



                                APPENDIX E


JAYARK CORPORATION'S REPORT ON FORM 10K FOR THE FISCAL YEAR ENDING
                              APRIL 30, 2002


                              UNITED STATES
                    Securities and Exchange Commission
                          Washington, DC 20549

                                FORM 10-K

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities
                          Exchange Act of 1934

             For the fiscal year ended April 30, 2002

                                   Or
[  ] Transition Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

For the Transition period from             to

                     Commission File Number 0-3255

                          JAYARK CORPORATION
        (Exact name of registrant as specified in its charter)

          DELAWARE          		     13-1864519
(State of incorporation)	(IRS Employer Identification No.)

300 Plaza Drive, Vestal, New York				13850
(Address of principal executive offices	   		(Zip Code)

Telephone number, including area code:	(607) 729-9331

Securities registered pursuant to Section 12(b) of the Act:	None


Securities registered pursuant to Section 12(g) of the Act:	Common
Stock, par value $.01 per share

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such Shorter period that the registrant was required to file such reports), and (2)has been subject to such filing requirements for the past 90 days.

YES [X] NO [  ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (section 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

The aggregate market value of the voting stock held by non-affiliates of the Registrant is $100,788 as of June 6, 2002.


The number of shares outstanding of Registrant's Common Stock is 2,766,396 as of June 6, 2002.

PART I

Item 1. Business

General

Jayark Corporation ("Jayark" or "the Company") conducts its operations through three wholly owned subsidiaries, AVES Audiovisual Systems, Inc.

("AVES"), MED Services Corp. ("Med") and Fisher Medical Corporation ("Fisher"), each of which constitute a separate business segment for
financial reporting purposes.    Effective October 1, 2001, the Company
approved the merger of Fisher Medical Corporation ("Fisher"), a formerly wholly owned subsidiary, with Fisher Medical LLC.

AVES distributes and rents a broad range of audio, video and presentation equipment, and supplies. Its customer base includes businesses, churches, hospitals, hotels and educational institutions. The warehousing, sales and administrative operations of AVES are located in Sugar Land, Texas (a suburb of Houston).

Med finances the manufacture, sale and rental of medical equipment. Its customer base in fiscal 2002 included companies that sell and rent durable medical equipment to hospitals, nursing homes and individuals. Med had no customers in fiscal 2001 or 2000. The administrative operations of Med are located in Vestal, New York.

Effective October 1, 2001, the Company approved the merger of this formerly wholly owned subsidiary, Fisher Medical Corporation ("Fisher") with Fisher Medical LLC. As a result, the Company has relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001. Operations at Fisher consist of developing, manufacturing and distributing therapeutic support surfaces. The Fisher support surface system is used for the prevention and treatment of pressure ulcers, treatment of burn and trauma patients and pain management. The products are marketed to hospitals, nursing homes and home health care.
The production, warehousing, sales and administrative operations of Fisher are located in Torrington, Connecticut.

The Company was originally incorporated in New York in 1958. In 1991, the Company changed its state of incorporation to Delaware. In July 1998, the Company amended its Certificate of Incorporation increasing its authorized Common Stock to 30,000,000 shares and decreasing the par value of its Common Stock from $.30 to $.01 per share. In December 1999, the Company filed a Certificate of

Amendment to provide for a one for ten reverse stock split. In January 2000, each ten (10) issued and outstanding shares of Common Stock of the Corporation, par value $.01 per share, were automatically converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, par value $.01 per share. All per share and weighted average share amounts have been restated to reflect this reverse stock split.

Description of AVES' Business

Products / Services

AVES distributes and rents a broad range of audio, video and presentation equipment, and supplies. Among the items distributed are LCD, DLP, video and slide projectors; projection screens and lamps; video cameras and camcorders; laser videodisk, video projection, TV monitors and receivers; DVD and video players/ recorders; still imaging systems; public address systems, microphones and headsets; tape recorders, record players, cassette recorders, and related accessories and supplies.
AVES distributes the products of brand name manufacturers such as RCA(tm), GE(tm), Mitsubishi, Elmo, Panasonic, Sanyo, Fujitsu, Videotek, Pioneer, Leitch, Quasar, Telex, Samsung,
Kodak, Dukane, Sharp, Sony, 3M Brand, Canon and various other brand names. The Company also offers repair services, audiovisual consulting & design, engineering, installation and servicing of audiovisual systems to businesses, churches, hospitals, hotels and educational institutions.

Raw Materials

The sources and availability of raw materials are not significant for an understanding of AVES' business since competitive products are obtainable from alternative suppliers. AVES carries an inventory of merchandise for resale and for rental operations that is adequate to meet the rapid delivery requirements (frequently same day shipments) of its distribution business.

Patents

There are no patents, trademarks, licenses or franchises that are material to AVES' business.

Sales

AVES currently distributes and rents its products in the United States, primarily by means of catalogs, direct mail, telephone orders and a field sales force. AVES participates in various regional trade shows to exhibit its products to an interested audience. AVES' sales are not seasonal, although sales to schools typically are higher from April through July than at other times during the year.

Customers

In fiscal 2002, 84% of AVES' revenue was derived from sales to schools and other educational institutions. The remaining 16% of revenues came from sales to businesses (15%) and rental of AVES equipment (1%). In fiscal 2001, 81% of AVES' revenue was derived from sales to schools and other educational institutions. The remaining 19% of revenues came from sales to businesses
(18%) and rental of AVES equipment (1%). In fiscal 2000, 79% of AVES' revenue was derived from sales to schools and other educational institutions. The remaining 21% of revenues came from sales to businesses (20%) and rental of AVES equipment (1%). No one customer accounted for more than 10% of revenues during fiscal 2002, 2001 or 2000.

Backlog

The amount of unfilled sales orders of AVES at April 30, 2002, was $374,570, as compared with $1,058,300 at April 30, 2001, and $953,100 at April 30, 2000. This decrease in backlog is partially due to the nation's economic slowdown. However, the amount of unfilled sales orders is variable and largely dependent on timing and thus is not a material measure of AVES' operations.

Competition

The Company believes that AVES is one of the most diversified national audiovisual purveyors in the United States, given the different types of services and products offered. AVES' principal means of competition are its aggressive pricing, technical expertise, quick delivery and the broad range of product lines and brands available through its distribution channels.

Employees

At April 30, 2002, AVES had 15 full time employees.

Description of Med's Business

Products / Services

Med continues to explore distribution channels for specialty medical equipment. During fiscal 2002, Med financed the manufacture, sale and rental of durable medical equipment to companies that sell and rent durable medical equipment to hospitals, nursing homes and individuals. Med did not have any sales or services during fiscal 2001 and 2000.

Raw Materials


The sources and availability of raw materials are not significant for an understanding of Med's business since replacement materials are available from alternative suppliers. Med believes that their current raw material inventory is generally adequate to meet projected demand.

Patents

There are no patents, trademarks, licenses or franchises that are material to Med's business.


Sales

During fiscal 2002, Med had sales to companies that sell and rent durable medical equipment to hospitals, nursing homes and individuals

Backlog

Med does not currently have any backlog orders.

Description of Fisher's Business

Effective October 1, 2001, the Company approved the merger of this formerly wholly owned subsidiary, Fisher Medical Corporation ("Fisher") with Fisher Medical LLC. As a result, the Company has relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001 and is accounting for its investment in Fisher under the equity method.

Fisher is a developer, manufacturer and distributor of therapeutic support surfaces. The Fisher support surface system is used for the prevention and treatment of pressure ulcers, treatment of burn and trauma patients and pain management. The products are marketed to hospitals, nursing homes and home health care. Fisher distributes its products nationwide through Durable Medical Equipment ("DME") and Home Medical Equipment ("HME") dealers. Sales are primarily to the long-term care (nursing home) industry and home care. Fisher has two customers who act as master distributors. One for the long-term care industry and another for the retail market.

Item 2. Properties

The Company's Corporate office is located in Vestal, New York.
Corporate administrative functions are conducted from approximately 200 square feet of office space. There is currently no lease obligation or rental expense for this space, as the property is owned by a related party and the related interest expense would be diminutive.

AVES is located in Sugar Land, Texas. AVES' business is conducted from approximately 14,400 square feet; 4,000 of which are used for office, sales and demonstration purposes and 10,400 for warehouse purposes. The current lease term expires on September 30, 2011. The rental payments are $7,500 per month.

Item 3. Legal Proceedings

None

Item 4. Submission Of Matters To A Vote Of Security Holders

At the Annual Meeting of Shareholders held on December 17, 2001, pursuant to the Notice of Annual Meeting of the Shareholders and Proxy Statement dated October 23, 2001, Robert C. Nolt was elected to the Board of Directors with 2,276,540 shares voted FOR and 2,066 shares WITHHELD and the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2002 was approved with 2,274,335 shares voted FOR, 785 shares voted AGAINST and 3,486 shares WITHHELD.

PART II

Item 5. Market For Registrant's Common Stock And Related Stockholder Matters

Effective July 10, 1997, the Company's Common Stock was delisted due to the Company's non-compliance with the NASDAQ's minimum capital and surplus requirement. Bid quotations for the Company's Common Stock may be obtained from the "pink sheets" published by the National Quotation Bureau, and the Common Stock is traded in the over-the-counter market.

The following table presents the quarterly high and low trade prices of the Company's common stock for the periods indicated, in each fiscal year as reported by NASDAQ. As of June 6, 2002, there were approximately 795 stockholders of record of common stock.


The Company has not paid any dividends on its common stock during the last five years and does not plan to do so in the foreseeable future.

                2002 Common Stock Trade Price  2001 Common Stock Trade Price
                _____________________________  _____________________________
          	        High	       Low		  High	         Low
                _____________________________  _____________________________

First Quarter   	 .46			.35		   .81		  .25

Second Quarter     .45			.28		  2.81		  .55
Third Quarter   	 .30			.22		  1.44	  	  .75
Fourth Quarter  	 .50			.30		   .75	  	  .35
                                     E-5
Item 6. Selected Financial Data

Results of Operations:
Years Ended April 30,         2002     2001        2000        1999      1998
_______________________________________________________________________________
Net Revenues	 $11,415,537 $12,886,491 $13,197,866 $15,288,215 $13,604,558
_______________________________________________________________________________
Income (Loss) from
Continuing Operations ($99,329)  ($500,714)   $330,978    $445,805     $75,992
_______________________________________________________________________________
Income (Loss) from
Discontinued Operations    $--         $--    $209,676	   $--         $--
_______________________________________________________________________________
Net Income (Loss)     ($99,329)  ($500,714)   $540,654    $445,805     $75,992
_______________________________________________________________________________
Basic and Diluted Earnings
(Loss) per share from
Continuing Operations*	 ($.04) 	  ($.18)       $.12        $.24        $.08
_______________________________________________________________________________
Basic and Diluted Earnings
(Loss) per share from
Discontinued Operations*   $--         $--	   $.08         $--         $--
_______________________________________________________________________________
Weighted Average Shares
Outstanding*         2,766,396   2,766,396   2,766,396   1,836,661     922,120
_______________________________________________________________________________
At April 30,
Balance Sheet Information:
Total Assets        $2,884,057  $3,757,353  $3,239,126  $2,779,891  $2,634,964
_______________________________________________________________________________
Long Term
Obligations         $2,194,629  $2,082,881  $1,278,571  $1,424,229  $3,446,021
_______________________________________________________________________________
Working Capital     $1,324,977    $974,094    $359,120    $370,914    $157,069
_______________________________________________________________________________
Stockholders'
Deficit              ($484,207)  ($646,333)  ($145,619)  ($685,523)($2,925,566)
_______________________________________________________________________________

*Per share and weighted average share amounts have been restated to reflect reverse stock split.

Item 7. Management's Discussion and Analysis Of Financial Condition And Results Of Operations

Fisher Divestiture

In January 2000, the Company, through a newly formed, wholly owned subsidiary, Fisher Medical Corporation ("Fisher"), entered into an Asset Purchase Agreement with Fisher Medical LLC ("LLC"), a development stage developer, manufacturer, and distributor of medical supplies and equipment for hospitals, nursing homes and individuals. Under the terms of the agreement, Fisher purchased all of the assets of LLC for cash of $215,000. LLC remained the owner of certain intellectual property utilized in Fisher's medical products line. The owner of LLC was Steve Fisher who also became a member of the board of directors of the Company.
Fisher also negotiated a five-year technology license with LLC, which conveyed certain technology rights developed by Trlby Innovative LLC of Torrington, Connecticut. The acquisition was accounted for under the purchase method of accounting.

Fisher continued to develop medical supply products with the Financing provided by the Company. The Company initially utilized its existing working capital and lines of credit to fund Fisher's development efforts. The development time horizon exceeded the projected investment horizon as determined by the Company. Due to the need for additional funding for this development, the Company endeavored to infuse additional capital into Fisher with a private placement of preferred stock. In late 2000, The Company sold approximately $429,500 of newly issued Fisher Medical preferred stock. The Company continued to seek new capital via the preferred stock offering to various potential investors in 2001.

In September 2001, the Company received a proposal from Alberdale LLC to provide a $500,000 bridge loan to Fisher, which is convertible, under certain conditions, to Fisher common stock. In addition to the bridge loan, Alberdale was proposing to offer a new series of preferred stock for equity financing to continue the operations of Fisher. As a condition to this refinancing,

Alberdale required that Jayark contribute 50% of its Fisher Medical Corporation common stock to the new refinanced entity, as well as provide an option for Alberdale to purchase the remaining 50% common interest the Company would hold in Fisher at predetermined amounts ranging from approximately $915,000 to $1,464,000 for periods not exceeding 15 months.

On October 1, 2001 the Company approved the merger of its wholly owned subsidiary, Fisher Medical Corporation with Fisher Medical LLC, the owner of the intellectual property utilized in Fisher's medical products line. Pursuant to the merger agreement, the Company assigned 50% of its common equity holdings in Fisher Medical Corporation to the sole member of Fisher Medical LLC, Dr. Stephen Fisher. Dr. Fisher serves as President of Fisher Medical Corporation and as a Director of the Company. As a result of this transaction, the Company has effectively relinquished its control of Fisher Medical Corporation; however given its continuing 50% common stock ownership interest, the Company will account for its investment on the equity method prospectively commencing October 1, 2001. The Company has no future obligations to fund any deficits of the merged entity or any deficits of the merged entity or any commitments to provide future funding.

As of October 1, 2001, the Company had invested approximately $1,248,000 of cash in Fisher and incurred net losses as 100% owner of approximately $1,509,000; therefore the Company's net investment and advance position at the date of the divestiture was a negative balance of approximately $261,000. In connection with the transaction, the Company received from the merged entity a five-year $525,715 promissory note, which represents a portion of the aforementioned advances the Company had made during its 100% ownership period. The note is secured by all assets of the company except the intellectual property. There can be no assurances that the merged entity will be successful in completing the development of its products or in the raising of the additional working capital required. Additionally, since the merged entity has minimal liquidation value, the note is deemed not to be collectible. Accordingly, the Company has not assigned any value to this note and has recognized its divestiture of its net investment of $261,455 at October 1, 2001 as an increase in additional paid in capital, which reduces the investment in Fisher
to zero.   The Company has not recognized its 50% share of losses of
the merged entity in the post transaction period of October 1 to January 31, 2002 as its investment is reflected as zero.

The net liabilities of Fisher at October 1, 2001 deconsolidated as a result of the divestiture are as follows:

Accounts Receivable - Trade			$31,350
Inventories						 85,001
Other Current Assets				 16,134
Property, Plant & Equipment, Net		361,418
Goodwill						 90,432
Patent, Net						 57,546
Accounts Payable and Accrued Expenses    (295,817)
Accrued Salaries				     (177,415)
Other Current Liabilities			   (604)
Preferred Stock				     (429,500)
 						    ($261,455)
						    ==========

In connection with the transaction, the Company was granted warrants to purchase 47,190 shares of common stock of the merged entity at $10 per share, which expire in three years.

As the Company has relinquished its control of Fisher, it has effectively deconsolidated Fisher as of October 1, 2001 and reflected its recorded excess losses as additional paid-in-capital. As the Company experienced no historical successes as 100% owner, and has no tangible evidence of its historical investment recoverability, it has reflected its equity investment position at zero. In the event the merged entity is successful in the future, the Company would record its 50% interest in the earnings, if any, to the extent that they exceed equity losses not otherwise recorded, and could experience subsequent gains resulting from the repayment of the note receivable, if such amounts are collected, and from the proceeds of the Alberdale buyout option, if exercised. However, as described above, due to the uncertainties over the ultimate recoverability of the note or the exercise of the option, no value has been assigned to either.

The following unaudited pro forma financial information presents the combined results of operations of the Company as if the divestiture of Fisher had taken place as of May 1, 1999. The unaudited pro forma information has been prepared by the Company based upon assumptions deemed appropriate and takes into consideration the elimination of Fisher operating activities included in the consolidated statements of operations for the periods presented herein.

					    2002        2001        2000
					____________________________________
Net Revenues			$11,381,126	$12,857,841	$13,197,866

Net Income				   $260,380	   $304,061	   $735,274
					====================================
 Net Income per Common Share -
  Basic and Diluted			 $.09        $.11        $.27
					====================================

The unaudited pro forma information presented herein are shown for illustrative purposed only and are not necessarily indicative of the future financial position or future results of operations of the Company and does not necessarily reflect the results of operations that would have occurred had the transaction been in effect for the periods presented. The unaudited pro forma information should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

As of April 30, 2002, the $500,000 Alberdale LLC bridge loan to
Fisher provided by Hobart Associates II, LLC (Hobart) was in default and the Company's $525,715 five-year promissory note to Fisher was also in default. Both notes provided for the acceleration of the notes and the transfer of the secured assets to the note holders upon an event of default. In order to avoid liquidation of Fisher, Hobart and the Company proposed a restructuring program for Fisher. On
June 3, 2002 Stephen Fisher Sr. (President of Fisher), Fisher, Hobart and the Company entered into the Fisher Medical Restructuring Agreement (the Agreement). Under the terms of the Agreement, Hobart and the Company formed a new corporation, Unisoft International Corporation ("UIC"). UIC will assume the international rights for sale and marketing of Fisher's Unisoft mattress and all associated products, designs, and all rights related thereto, as well as certain employees and their obligations. As part of the agreement, UIC will commit to a supply contract with Fisher with a guaranteed minimum order quantity.

In addition, UIC must assume the Fisher promissory notes payable to Hobart and the Company. The Company will also contribute its 500,000 shares of common stock of Fisher and Hobart will contribute $250,000 to UIC, resulting in both the Company and Hobart owning approximately 36% of UIC. The Company's 36% interest is comprised of 100,000 shares of common stock and 60,000 shares of Super Voting Series A Preferred Stock. Each share of Series A Preferred Stock provides for 5 shares of voting rights for each share of common stock. Hobart and UIC have an option to purchase approximately 95% of Jayark's interest in UIC for approximately $800,000 for a one-year period. Alberdale's LLC's option to purchase 50% of Jayark's common interest in Fisher was converted in 20,000 shares of UIC common stock under the restructuring.

There can be no assurances that the new entity will be successful in selling and marketing the Unisoft internationally or the raising of the additional working capital required to sustain the business. The Company has no future obligations to fund any deficits of the new entity or any commitments to provide funding. Due to the uncertainties over the ultimate recoverability of its investment in UIC, no value has been assigned.

Comparison of Fiscal Year Ended April 30, 2002 With Fiscal Year Ended April 30, 2001

During the first quarter of fiscal 2002 (effective May 1, 2001), the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Intangible Assets", which supercedes APB Opinion No. 17, "Intangible Assets". SFAS No. 142 eliminates the current requirement to amortize goodwill and indefinite-lived intangible assets, addresses the amortization of intangible assets with a defined life and addresses the impairment testing and recognition of goodwill and intangible assets. The following information describes the impact that the adoption of SFAS No. 142 had on net income (loss) and net income
(loss) per common share for the fiscal years ending April 30:

       				       2002		   2001	  2000
					  ______________________________________
Net Income (Loss)			      ($99,329)   ($500,714)  $540,654
Add Back: Goodwill Amortization	      --	  $26,068	 $22,734
					  ______________________________________
Adjusted Net Income (Loss)		($99,329)	($474,646)	$563,388
					  ======================================

Net Income (Loss) per Common Share     ($.04)	    ($.18)	    $.20
Goodwill Amortization		           $--	     $.01       $.01
					  ______________________________________

Adjusted Net Income (Loss)		   ($.04)	    ($.17)      $.21

					  ======================================

There was no goodwill acquired or any goodwill impairment losses recognized during the fiscal year ended April 30, 2002.

Net Revenues

Consolidated Revenues of $11,416,000 decreased $1,471,000, or 11.4%, from fiscal 2001. The decrease was primarily the result of a $1,485,000 decrease in AVES' sales. The decreased sales at AVES were due partially to the nation's economic slowdown resulting in decreased budgets for many of our customers causing them to look to more inexpensive products and, or, purchase fewer quantity of products. This was coupled with the fact that there has been a continued price decline in video equipment and the Company did not win some large contractual school bids that were won in the prior year. Med had sales of $8,000 versus $0 in fiscal 2001 and Fisher had increased sales of $6,000 prior to the divestiture.

Cost of Revenues

Consolidated Cost of Revenues of $9,430,000 decreased $1,407,000, or 12.9%, from the prior fiscal year. This was a result of the decrease in revenues.

Gross Margin

Consolidated Gross Margin of $1,986,000 was 17.4% of revenues, as compared with $2,050,000, or 15.9%, for the same period last year. The increase in gross margin percentage was primarily the result of decreases in the costs of video products at AVES, which were sold at pre-established higher selling prices.

Selling, General and Administrative Expense

Consolidated Selling, General and Administrative Expenses of $1,983,000 decreased $440,000, or 18.1%, as compared with the prior reporting year. Fisher's expenses decreased $484,000 due to five months of expenses in fiscal 2002 versus twelve months in fiscal 2001, as a result of the October 1, 2001 divestiture transaction. AVES' expenses decreased $132,000 due to decreased payroll expenses, decreased amortization expenses due to the adoption of SFAS No. 142 described above, and increased miscellaneous income, partially offset by increased rental expense. Corporate's expenses increased $168,000 partially due to $90,000 of intersegment management fees charged to Fisher in the prior year which offset overall selling, general and administrative expenses at the Corporate level. In addition, Corporate had increased payroll, travel, insurance and printing expenses. Med's expenses increased $8,000 due to travel expenses associated with the exploration of new product markets.

Operating Income (Loss)

Consolidated Operating Income of $3,000 increased $376,000, or 100.7%, from last year's operating loss of $373,000. Due to the October 1, 2001 divestiture transaction, Fisher's operating loss decreased $494,000 as the Company incurred only five months of loss in fiscal 2002 versus twelve months in fiscal 2001. AVES' operating income increased $52,000 due to decreased selling, general and administrative expenses, Corporate's operating loss increased by $168,000 due to increased expenses discussed above, and Med's operating loss increased $2,000.

Interest Expense

Consolidated Interest Expense of $115,000 decreased $25,000 or 17.8% as compared with the same period last year. This decrease was a result of decreased outstanding balances and decreased interest rates on the Company's outstanding line of credit, combined with increased interest income.

Gain on Sale of Assets

Consolidated Gain on Sale of Assets of $14,000, as compared to $1,000 in fiscal 2001, resulting from the sale of a Company auto at AVES.

Income (Loss) Before Income Taxes

Loss Before Income Taxes of $99,000 for the fiscal year ended
April 30, 2002 decreased $413,000, as compared with the same period last year. Overall change in loss before income taxes was a result of those fluctuations noted above.

Income Taxes

Income Taxes of $1,000 were incurred at Med for state income tax expenses in fiscal 2002. The income tax benefit of $11,000 in fiscal 2001 represents a reversal of the prior year tax accrual.

Consolidated Net Income (Loss)

Consolidated Net Loss of $99,000 for the fiscal year ended
April 30, 2002 decreased $401,000, as compared to net loss of $501,000 for the same period last year. This decrease was due to a $535,000 improvement in the bottom line as a result of the Company including only five months of Fisher losses in the current year, versus twelve months in 2001, due to the October 1, 2001 divestiture transaction; combined with a $61,000 improvement at AVES and offset by $178,000 decrease at Corporate and a $17,000 decrease at Med.

Comparison of Fiscal Year Ended April 30, 2001 With Fiscal Year
Ended April 30, 2000

Net Revenues

Consolidated Revenues of $12,886,000 decreased $312,000, or 2.4%, From fiscal 2000. The decrease was the result of a $340,000 decrease in AVES' sales. The decrease at AVES was primarily due to a decrease in the selling price and cost of video equipment, partially offset by the Company's success at winning some larger contractual school bids in fiscal 2001. Fisher reported $29,000 in initial sales of a specialty medical product introduced to the market for evaluation, testing and trials.

Cost of Revenues

Consolidated Cost of Revenues of $10,837,000 decreased $33,000, or less than 1.00%, from the prior fiscal year. This was a result of lower selling prices at AVES only partially offset by lower unit costs.

Gross Margin

Consolidated Gross Margin of $2,050,000 was 15.9% of revenues, as compared with $2,328,000, or 17.6%, for the same period last year. The decrease was due to lower profit margins at AVES as compared to the prior year as a result of lower selling prices only partially offset by decreases in costs of products.

Selling, General and Administrative Expense

Consolidated Selling, General and Administrative Expenses of $2,423,000 increased $527,000, or 27.8%, as compared with the prior reporting year. This increase was due to the addition of $562,000 in operating expenses for Fisher. These expenses were the result of continued research, development and production of specialty medical products for introduction to the market for evaluation, testing and trials. Fisher operated for 12 months in fiscal 2001 versus 4 months in fiscal 2000. AVES' spending decreased $16,000 as compared to the prior year. Med's expenses decreased $22,000 from the prior year primarily as a result of decreased professional fees. Corporate spending increased by $3,000.

Operating Income (Loss)

Consolidated Operating Loss of $373,000 decreased $805,000, or 186.3%, from last year's operating income of $432,000. Fisher had an increased operating loss of $548,000 due to continued research and development efforts, AVES operating income decreased $276,000 as a result of reduced revenues and margins, Corporate's operating loss increased $3,000 and Med's operating loss decreased $22,000 as a result of decreased spending.

Interest Expense

Consolidated Interest Expense of $140,000 increased $42,000 or 42.9% as compared with the same period last year. This increase was the result of an increase in the outstanding balance on the Company's line of credit primarily due to funds used for Fisher.

Gain on Sale of Assets

Consolidated Gain on Sale of Assets of $1,000, as compared to $8,000 in fiscal 2000, resulting from the sale of a Company auto in the prior year.

Income (Loss) Before Income Taxes

Loss Before Income Taxes of $512,000 for the fiscal year ended
April 30, 2001 decreased $854,000, or 249.6%, as compared with the same period last year. This increased loss was primarily due to $730,000 increased loss at Fisher due to research, development and production activities. AVES' earnings decreased $251,000, Corporate's loss decreased $92,000 and Med's loss decreased $35,000.

Income Taxes

Income Tax Benefit of $11,000 for the fiscal year ended April 30, 2001, represents a reversal of the prior year tax accrual.

Income (Loss) from Continuing Operations

Loss from Continuing Operations of $501,000 decreased $832,000, or 251.3%, as compared to income of $331,000 in the prior year.

Income from Discontinued Operations


Income from Discontinued Operations of $210,000 in the prior year was a result of the reversal of accruals relating to a discontinued division in 1997 and the liquidation of a business acquired in June 1995.

Consolidated Net Income (Loss)

Consolidated Net Loss of $501,000 for the fiscal year ended April 30, 2001 decreased $1,041,000, or 192.6%, as compared to net income of $541,000 for the same period last year. This is primarily a result of $730,000 increased loss recognized at Fisher due to research, development and production activities, combined with $251,000 decreased income at AVES as a result of lower revenues and margins. Corporate's loss increased $95,000 due to the income from discontinued operations recognized in the prior year and Med experienced a $35,000 decreased loss as compared to the prior year.

Critical Accounting Policies and Significant Estimates

The methods, estimates and judgments the Company uses in applying their most critical accounting policies has a significant impact on the results reported in our consolidated financial statements. The U.S. Securities and Exchange Commission has defined the most critical accounting policies as the ones that are most important to the portrayal of the Company's financial condition and results, and requires the Company to make their most difficult and subjective judgment, often as a result of the need to make estimates of matters that are inherently uncertain. Based on this definition, the Company's most critical policies include: valuation of accounts receivables, which impact selling, general and administrative expense; valuation of inventory, which impacts cost of sales and gross margin; the assessment of recoverability of goodwill, which impacts write-offs of goodwill and; accounting for income taxes, which impacts the valuation allowance and the effective tax rate.

The Company reviews estimates including, but not limited to, the allowance for doubtful accounts, inventory reserves and income tax valuations on a regular basis and makes adjustments based upon historical experiences, current conditions and future expectations. The reviews are performed regularly and adjustments are made as required by current available information. The Company believes these estimates are reasonable, but actual results could differ from these estimates.

We value inventories at the lower of cost or market on a first-in-first-out basis. The recoverability of inventories is based upon the types and levels of inventory held, forecasted demand, pricing, competition and changes in technology.
The Company's accounts receivable represent those amounts, which have been billed to our customers but not yet collected. The Company analyzes various factors, including historical experience, credit-worthiness of customers and current market and economic conditions. The allowance for doubtful accounts balance is established based on the portion of those accounts receivable, which are deemed to be potentially uncollectible. Changes in judgments on these factors could impact the timing of costs recognized.

The Company records valuation allowances to reduce deferred tax assets when it is more likely than not that some portion of the amount may not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during those periods in which temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income and tax planning in making this assessment.
As a result of this assessment, the Company feels that a valuation allowance for the entire deferred tax asset balance at April 30, 2002 is required. The Company evaluates the need for valuation allowances on a regular basis and adjusts as needed. These adjustments, when made, would have an impact on the Company's financial statements in the period that they were recorded.


Goodwill is tested annually for impairment by the Company at the reporting unit level, by comparing the fair value of the reporting unit with its carrying value. Valuation methods for determining the fair value of the reporting unit include reviewing quoted market prices and discounted cash flows.
If the goodwill is indicated as being impaired (the fair value of the reporting unit is less than the carrying amount), the fair value of the reporting unit is then allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. This implied fair value of the reporting unit goodwill is then compared with the carrying amount of the reporting unit goodwill and, if it is less, the Company would then recognize an impairment loss. The preparation of future cash flows requires significant judgments and estimates with respect to future revenues related to the asset and the future cash outlays related to those revenues. Actual revenues and related cash flows or changes in anticipate revenues and related cash flows could result in changes in this assessment and result in an impairment charge. The use of different assumptions
                                D-13
could increase or decrease the related impairment charge.

Liquidity and Capital Resources

At April 30, 2002, consolidated open lines of credit available to the Company for borrowing, were $951,000 as compared with $751,000 at April 30, 2001. It is the opinion of the Company's management that operating expenses, as well as obligations coming due during the next fiscal year, will be met primarily by cash flow generated from operations and from available borrowing levels.

Working Capital

Working capital was approximately $1,325,000 at April 30, 2002,
Compared with 974,000 at April 30, 2001.

Net cash provided by operating activities was $345,000 in 2002 as Compared with $125,000 in 2001. This is primarily a result of decreased net losses and decreased inventory levels partially offset by decreased accounts payable and accrued expenses.

Cash flows used in investing activities were $112,000 in 2002 compared with $316,000 used in 2001. The difference is a result of decreased purchases of property and equipment in the current year.

Cash used in financing activities of $200,000 for 2002 as compared to cash provided by financing activities of $495,000 in 2002. This was the result of payments on the Company's line of credit in the current year as compared to borrowings on the Company's line of credit in 2001 and proceeds from the issuance of Fisher Medical

Corporation Senior 8% Cumulative Convertible Preferred Stock in 2001.


The Company had no material commitments for capital expenditures as of April 30, 2002.

The Company continues to be obligated under notes payable to related parties aggregating $1,374,993. The related parties and corresponding outstanding obligations include David Koffman, Chairman of the Board of Directors and President of the Company ($201,113), AV Texas Holding LLC, an entity controlled by members of the Koffman family ($850,000) and CCB Associates, LP, an entity with indirect control by a Board Member ($323,830).
The current portion of the related notes aggregated $161,332, with an additional principal payment of $161,332 due in December 2003. The remaining balance on these related notes Matures in December 2004 at which time the entire remaining unpaid principal balance, aggregating $1,052,329, plus accrued interest is due.

At a meeting of shareholders held in November 1999, the Shareholders approved an amendment to Jayark's Certificate of Incorporation providing a one for ten reverse stock split. In December 1999, the Company filed a Certificate of Amendment with the Delaware Secretary of State to effect the one for ten reverse stock split. In January 2000, each ten (10) issued and outstanding shares of Common Stock of the Corporation, par value $.01 per share, were automatically converted into one
(1) validly issued, fully paid and nonassessable share of Common Stock of the Corporation, par value $.01 per share.
To avoid the existence of fractional shares of common stock, stockholders who would otherwise have been entitled to receive fractional shares of common stock equal to one-half or more received one whole share. No shares or scrip were issued to holders in respect of any fraction less then one-half. All per share and weighted average share amounts have been restated to reflect this transaction.

Contractual Obligations and Commercial Commitments

Accounting standards require disclosure concerning a registrant's obligations and commitments to make future payments under contracts,

                                   D-14

such as debt and lease agreements, and under contingent commitments, such as debt guarantees. The Company's obligations and commitments are as follows:

 				        Less than	 2-3        4-5      After
			     Total	   1 Year    Years      Years   5 Years
________________________________________________________________________
Contractual Obligations			Payments Due by Period
________________________________________________________________________

Long Term Debt -
Related Parties	 $1,374,993	  $161,332	$1,213,661       $--	   $--
Operating Lease      $847,500    $90,000	  $180,000  $180,000  $397,500
Accrued Interest -
Related Parties      $636,696        $--    $636,696       $--       $--
_________________________________________________________________________
Other Commercial
 Commitments		Amount of Commitment Expiration Per Period
_________________________________________________________________________
Lines of Credit	   $299,000   $299,000         $--	     $--       $--

Impact of Inflation

Management of the Company believes that inflation has not Significantly impacted either net sales or net income during the year ended April 30, 2002.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB)
Issued Statement of Financial Accounting Standards No. 143,
"Accounting for Asset Retirement Obligations" (SFAS No. 143).

SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is required for adoption for fiscal years beginning after June 15, 2002. The Company has reviewed the provisions of SFAS No. 143, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.


In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Disposal of Long-Lived Assets." SFAS No. 144 addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is required for adoption for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years. The Company has reviewed the provisions of SFAS No. 144, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). SFAS No. 145 is required for adoption for fiscal years beginning after May 15, 2002, with early adoption of the provisions related to the rescission of Statement 4 encouraged. The Company has reviewed the provisions of SFAS No. 145, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

Item 7A. Market Risk

None

Item 8. Financial Statements And Supplementary Data

                                     D-15


The Independent Auditors' Reports, Consolidated Financial Statements and Notes to Consolidated Financial Statements filed as a part of this report are listed in the accompanying Index to Consolidated
Financial Statements.

Item 9. Change In and Disagreement With Accountants on Accounting And Financial Disclosure

The Jayark Corporation Board of Directors and Audit Committee approved KPMG LLP (KPMG) as its independent public accountants for the fiscal years ending April 30, 2002 and 2001. KPMG replaced BDO Seidman LLP
(BDO) which resigned as the Company's principal independent auditors on November 13, 2000 (date of resignation). During the past five years, up to and including the date of resignation, BDO's audit report of the financial statements of the Company did not contain an adverse or disclaimer of opinion, nor has the report been qualified or modified as to uncertainty, audit scope, or accounting principles. During the past five years, there were no disagreements between the Company and

BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement or disagreements.

The resignation of BDO was subsequently disclosed in Form 8K/A, dated December 5, 2000.

       				PART III

Item 10. Directors And Executive Officers Of The Registrant

Set forth below is a list of the directors, executive officers and key employees of the Company and their respective ages as of June 30, 2002, and, as to directors, the expiration date of their current term of office:

       			CURRENT DIRECTORS
				Term						 Director
Name			Age	Expires  Position Presently Held	 Since
_______________________________________________________________________
David Koffman	43	2004    Chairman, President, Chief	 1983
					  Executive Officer & Director
_______________________________________________________________________
Frank Rabinovitz	59	2004	  Executive Vice President,	 1989
  					  Chief Operating Officer,
 					  Director and President of AVES
_______________________________________________________________________
Robert Nolt		54	2005	  Chief Financial Officer and	 1998
					  President
_______________________________________________________________________
Arthur G. Cohen	73	2002	  Director				 1990
_______________________________________________________________________
Jeffrey P.Koffman 36	2002	  Director				 1999
________________________________________________________________________
Richard Ryder	56	2004	  Director			       2001
________________________________________________________________________
Stephen Fisher	56	2004	  President of Fisher Medical	 2001
 				  	  Corporation and Director
________________________________________________________________________
Paul Garfinkle	61	2004	  Director				 2001
________________________________________________________________________

David L. Koffman was elected President and Chief Executive Officer of the Company in December 1988. Prior to that time, he served as Director and Vice President of the Company for over eight years.

Frank Rabinovitz was elected Executive Vice President, Chief Operating Officer and Director of the Company in 1989. In addition, he is the President of the Company's audiovisual subsidiary and has served in this capacity for more than fifteen years, as well as in various other executive and management capacities since 1980.

Robert C. Nolt is Chief Financial Officer and Director of the Company. In addition, Mr. Nolt is Chief Financial Officer of Binghamton


                                     E-16

Industries, Inc., a company controlled by the principal shareholders of the Company. Prior to joining the Company, Mr. Nolt was Vice President of Finance of RRT-Recycle America, Inc. Mr. Nolt is a Certified Public Accountant with over 29 years of experience in the Accounting field and has served in a number of executive positions. Before joining RRT in 1993, Mr. Nolt was Chief Financial Officer for the Vestal, NY based Ozalid Corporation.

Arthur G. Cohen has been a real estate developer and investor for more than eleven years. Mr. Cohen is a Director of Baldwin and Arlen, Inc. Burton I. Koffman and Richard E. Koffman are parties to an agreement with Arthur G. Cohen pursuant to which they have agreed to vote their shares in favor of the election of Mr. Cohen to the Board of Directors of the Company.

Jeffrey P. Koffman was elected Director of the Company in 1999.
Mr. Koffman has served as a Director of Apparel America, Inc. since June 1995 and Executive Vice-President of Apparel America, Inc. from June 1994 to February 1996. Mr. Koffman was appointed President of Apparel America, Inc. in February 1996. Apparel America, Inc. filed for protection from its creditors under Chapter 11 in 1998.
Mr. Koffman served as a financial analyst with Security Pacific from 1987 to 1989. In 1989, Mr. Koffman became Vice-President of Pilgrim Industries and in 1990, he became the President of that Company. From 1994 to present, Mr. Koffman has served in an executive capacity with Tech Aerofoam Products.


Richard Ryder was elected Director of the Company in 2001. Dr. Ryder has been a practicing physician in the Binghamton, NY area for the past 24 years. He is board certified in cardiology and internal medicine. Dr. Ryder is a graduate of Wake Forest University Medical School and pursued his cardiology training at Georgetown University.

Stephen Fisher, Sr. was elected Director of the Company in 2001.
Mr. Fisher is the President of Fisher Medical Corporation, a former wholly owned subsidiary of the Company. Prior to joining the Company, he was the principal and co-founder of Fisher Medical LLC. He was CEO and Chairman of Vivax Medical Corporation from 1996 until he resigned in 1998 to start Fisher Medical LLC. From 1991 to 1996 he was President of Aztech Corporation, a firm specializing in business development, mergers and acquisitions and technology licensing. Prior thereto, he was President of Material Systems, Ltd., an engineering and management consulting firm. He was an INCRA Fellow at Carnegie-Mellon University and an Assistant Professor of engineering and conducted research at West Virginia Institute of Technology and Virginia Polytechnic Institute.

Paul Garfinkle was elected Director of the Company in 2001.

Mr. Garfinkle is currently a business consultant, having retired from BDO Seidman, LLP, where he had been employed for 36 years and was an audit partner for 26 years.

Information Concerning Operations of the Board of Directors

The Executive Committee of the Board of Directors consists of Mr. David L. Koffman (Chair) and Mr. Frank Rabinovitz. The function of the Executive Committee is to exercise the powers of the Board of Directors to the extent permitted by Delaware law. As a rule, the Executive Committee meets to take action with respect to matters requiring Board of Directors approval and which cannot await a regular meeting of the Board or the calling of a special meeting. Under Delaware law and the Company's By-laws, both the Board and Executive Committee can act by unanimous written consent to all members.

The Stock Option Committee of the Board of Directors administers the Company's 2001 Stock Option Plan, giving it authority to exercise powers of the Board with respect to the Plan. The Stock Option Committee consists of Mr. Robert Nolt (Chair), Mr. Jeffrey Koffman, Mr. Paul Garfinkle and Dr. Richard Ryder.

                                   E-17

The Audit Committee of the Board of Directors consists of Mr. Paul Garfinkle (Chair), Dr. Richard Ryder and Mr. Arthur Cohen. The
Audit Committee was created in 2001 to administer and coordinate the activities and results of the annual audit of the Company by independent accountants and to comply with NASDAQ listing requirements.

The Compensation Committee of the Board of Directors was created in 1993 to administer and review compensation structure, policy and levels of the Company. The Compensation Committee is composed of Mr. Jeffrey Koffman (Chair), Dr. Richard Ryder and Mr. Paul Garfinkle.

Item 11. Executive Compensation

Set forth in the following table is certain information relating to the approximate remuneration paid by the Company during the last three fiscal years to the chief executive officer and each of the most highly compensated executive officers whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE (1,2,3,4)
      					 	Annual Compensation
							____________________

     					  	Year		Salary 	  Bonus

                                   -----       --------     --------
David L. Koffman				2002		$81,000	   $--
Chairman, President and			2001		$81,000	   $--
Chief Executive Officer			2000		$81,000	   $--

Frank Rabinovitz				2002		$162,000	  $50,000
Director, Executive Vice 		2001		$187,000	  $62,000
President, Chief Operating Officer, 2000		$162,000	  $50,000
President of AVES


(1) Does not include the value of non-cash compensation to the named individuals, which did not exceed the lesser of $50,000 or, 10% of such individuals' total annual salary and bonus. The Company provides a vehicle to each of the named executives for use in connection with Company business but does not believe the value of said vehicles and other non-cash compensation, if any, exceeds the lesser of $50,000 or 10% of the individual's total annual salary and bonus.

(2) The Company has entered into Split Dollar Insurance Agreements with David L. Koffman and Frank Rabinovitz, pursuant to which the Company has obtained insurance policies on their lives in the approximate amounts of $5,743,400 and $497,700, respectively. The premium is paid by the Company. Upon the death of the individual, the beneficiary named by the individual is entitled to receive the benefits under the policy. The approximate amounts paid by the Company during the fiscal year ended April 30, 2001 for this insurance coverage were $36,000 and $25,373, respectively. Such amounts are not included in the above table.

(3) The Company has accrued Mr. Koffman's fiscal 2002, 2001 and 2000 salary, however, he has deferred payment until such time as the

Company's working capital position improves.

The Company's 2001 Stock Option Plan allows for the granting of 250,000 shares of the Company's common stock. The Plan provides for the granting to employees and to others who are in a position to make significant contribution to the success of the Company and its subsidiaries. The options granted may be either incentive stock options as defined in
Section 422 of the Internal Revenue Code of 1986, as amended, or options

                                      E-18

that are not incentive options, or both. The exercise price of each option shall be determined by the Board but, in the case of an incentive option, shall not be less than 100% (110% in the case of an incentive option granted to a ten-percent stockholder) of the fair market value of the stock subject to the option on the date of grant; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value.

Options shall be exercisable during such period or periods as the Board may determine, but in no case after the expiration of Ten years (Five years in the case of an incentive option granted to a "ten percent stockholder" from the date of grant.) In the discretion of the Board, options may be exercisable (i) in full upon grant or (ii) over or after a period of time conditioned on satisfaction of certain Company, division, group, office, individual or other performance criteria, including the continued performance of services to the Company or its subsidiaries.

Unexercised options expire on the earlier of (i) the date that is ten years from the date on which they were granted (five years in the case of an Incentive Option granted to a "ten percent stockholder"),
(ii) the date of the termination of an option holder for any reason other than termination not for cause, death or disability (as defined in the Stock Option Plan), or (iii) the earlier of one year, or the expiration date of such option, from the date of the optionee's disability or death. There were 180,000 stock options outstanding at April 30, 2002.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

Except pursuant to its 2001 Stock Option Plan, the Company does not have any formal annual incentive program, cash or otherwise, nor does it make annual grants of stock options. Cash bonuses and stock options, including bonuses and options paid to executive officers, have generally been awarded based upon individual performance, business unit performance and corporate performance, in terms of cash flow, growth and net income as well as meeting budgetary, strategic and business plan goals.

The Company is committed to providing a compensation program that Helps attract and retain the best people for the business. The Company endeavors to achieve symmetry of compensation paid to a Particular employee or executive and the compensation paid to other

Employees or executives both inside the Company and at comparable companies.

The remuneration package of the Chief Executive Officer includes a percentage bonus based on the Company's profitable performance.

Item 12. Security Ownership Of Certain Beneficial Owners And Management


The following table sets forth as of June 6, 2002, the holdings of the Company's Common Stock by those persons owning of record, or known by the Company to own beneficially, more than 5% of the Common Stock, the holdings by each director or nominee, the holdings by certain executive officers and by all of the executive officers and directors of the Company as a group.

PRINCIPAL STOCKHOLDERS

				                   Amount and Nature of  Note  % of
Name and Address of Beneficial Owner	Beneficial Ownership   (1)  Class
___________________________________________________________________________
David L. Koffman
300 Plaza Drive, Vestal, NY 13850		   1,263,033		    45.7%
___________________________________________________________________________

                                     E-19

Vulcan Properties, Inc.
505 Eighth Avenue Suite 300
New York, NY 10018				     292,189		    10.6%
___________________________________________________________________________
Burton I. Koffman
300 Plaza Drive, Vestal, NY 13850		     185,819	    2,3    6.7%
___________________________________________________________________________
Ruthanne Koffman
300 Plaza Drive, Vestal, NY 13850		     183,665		     6.6%
___________________________________________________________________________
Jeffrey P. Koffman

150 East 52nd Street, New York, NY 10022	      148,402		     5.4%
___________________________________________________________________________
Frank Rabinovitz
12610 W. Airport Blvd. Suite 150,
Sugar Land, TX 77478				       68,426		     2.5%
___________________________________________________________________________
Richard Ryder

15 Campbell Road, Binghamton, NY 13905	       24,000		     0.9%
___________________________________________________________________________
Robert C. Nolt
300 Plaza Drive, Vestal, NY 13850		       10,000		     0.4%
___________________________________________________________________________
All Directors & Executive Officers
as a Group						    1,513,861		    54.7%
===========================================================================

1. All shares are owned directly by the individual named, except as set forth herein. David L. Koffman and Jeffrey P. Koffman are sons of Burton I. Koffman. Ruthanne Koffman is the wife of Burton I. Koffman.

2. Excludes 4,200 shares owned by a charitable foundation of which Burton I. Koffman is President and Trustee.

3. Includes 53,700 shares owned as tenants in common by brothers
Richard E. Koffman and Burton I. Koffman.

Item 13. Certain Relationships And Related Transactions

Except as noted share amounts are reported as they were prior to the reverse stock split.

In September 1998, the Company offered to each stockholder, the right to purchase, pro rata, two shares of Common Stock at a price of $.10 per share. The Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission in order to register such rights to purchase Common Stock, under the Securities Act of 1933, as amended.

The Rights Offering expired on October 30, 1998. The total offering of 18,442,398 shares was fully subscribed with 111,600 shares purchased with cash and the balance subscribed by conversion of debt. The Company issued the new shares in November 1998. The conversion of debt to stock in conjunction with the Rights Offering resulted in a $1,000,000 reduction in notes payable to related parties, a $761,000 reduction in subordinated debt, and a $72,000 reduction in accrued interest. The end result was $1,794,000 of equity enhancement.

The Koffman Group, which consists of David Koffman, Chairman of the
Board of Directors and President of the Company, Burton Koffman, Richard Koffman, Milton Koffman, Jeffrey Koffman, Sara Koffman, Ruthanne Koffman, Elizabeth Koffman, Steven Koffman, and two entities controlled by members of the Koffman family, beneficially owns 2,046,658 shares of Common Stock, which represents approximately 74% of the Common Stock outstanding at April 30, 2002.

The Company continues to be obligated under notes payable to related parties aggregating $1,374,993. The related parties and corresponding outstanding obligations include David Koffman, Chairman of the Board of

                                    E-20

Directors and President of the Company ($201,113), AV Texas Holding LLC, an entity controlled by members of the Koffman family ($850,000) and CCB Associates, LP, an entity with indirect control by a Board Member ($323,830). The current portion of the related notes aggregated $161,332,with an additional principal payment of $161,332 due in December 2003.The remaining balance on these related notes matures in December 2004 at which time the entire remaining unpaid principal balance, aggregating $1,052,329, plus accrued interest is due.

PART IV

Item 14. Exhibits, Financial Statement Schedules And Reports On Form 8-K

(a) Documents filed as part of this report:
	1. And 2. Consolidated Financial Statements.
	The Independent Auditors' Reports, Consolidated Financial Statements and

	Notes to Consolidated Financial Statements which are filed as a part of this report are listed in the Index to Consolidated Financial Statements. Note - no financial statement schedules were required to be filed.
	3. Exhibits, which are filed as part of this report, are listed in the accompanying Exhibit Index.
(b) Reports on Form 8-K - None

                                     E-21

SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JAYARK CORPORATION

By:

/s/ David L. Koffman	Chairman of the Board and Director	July 17, 2002
DAVID L. KOFFMAN

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ David L. Koffman	Chairman of the Board, President,	July 17, 2002
DAVID L. KOFFMAN		Chief Executive Officer and Director

/s/ Frank Rabinovitz	Executive Vice President, Chief	July 17, 2002
FRANK RABINOVITZ	 	Operating Officer and Director


/s/ Robert C. Nolt      Chief Financial Officer & Director  July 17, 2002
ROBERT C. NOLT

/s/ Arthur G. Cohen     Director				 	July 17, 2002
ARTHUR G. COHEN

/s/ Jeffrey P. Koffman  Director				 	July 17, 2002
JEFFREY P. KOFFMAN

/S/ Richard Ryder		Director				 	July 17, 2002
RICHARD RYDER

/s/ Stephen Fisher, Sr. Director				 	July 17, 2002
STEPHEN FISHER, SR.

/s/ Paul Garfinkle	Director				 	July 17, 2002
PAUL GARFINKLE

                                    E-22

JAYARK CORPORATION AND SUBSIDIARIES

Index to Consolidated Financial Statements				Page

Independent Auditors' Reports							23-24
Consolidated Balance Sheets as of April 30, 2002 and 2001		25

Consolidated Statements of Operations for the Years Ended
  April 30, 2002, 2001 and 2000	              			26
Consolidated Statements of Stockholders' Deficit for the Years Ended
  April 30, 2002, 2001 and 2000						27

Consolidated Statements of Cash Flows for the Years Ended
  April 30, 2002, 2001 and 2000						28


Notes to Consolidated Financial Statements				29-42

                                  E-23

Independent Auditors' Report

To the Shareholders and Directors
Jayark Corporation:

We have audited the accompanying consolidated balance sheets of Jayark Corporation and subsidiaries as of April 30, 2002 and 2001, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jayark Corporation and subsidiaries as of April 30, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


As discussed in Note 2 to the consolidated financial statements, effective May 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/s/ KPMG LLP
June 25, 2002
Syracuse, New York

                                    E-24

Independent Auditors' Report

To the Shareholders and Directors
Jayark Corporation

We have audited the accompanying consolidated statements of operations, changes in stockholders' deficit, and cash flows of Jayark Corporation for the year ended April 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of Jayark Corporation's and Subsidiaries' operations and their cash flows for the year ended April 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

New York, New York

July 10, 2000

                                    E-25


  			Jayark Corporation and Subsidiaries
			    Consolidated Balance Sheets
				April 30, 2002 and 2001

                                                   2002       2001
                                                ____________________
Assets
Current Assets:
Cash and Cash Equivalents				$866,971	$834,145
 Accounts Receivable - Trade, less allowance
  for doubtful accounts of $109,028 and
   $100,363, in 2002 and 2001, respectively    1,197,823   1,318,732
 Inventories (Note 3)					 393,612	 670,320
 Other Current Assets					  40,206	  42,202
								____________________

Total Current Assets				     2,498,612   2,865,399


 Property, Plant & Equipment, net (Note 4)	 180,783	 542,204
 Goodwill (Note 2)				       204,662	 295,094
 Patent, net							--	  54,656
								____________________

Total Assets					    $2,884,057  $3,757,353
                                                ====================

Liabilities
Current Liabilities:
 Borrowings Under Lines of Credit (Note 5)	$299,000	$499,060
 Current Portion of Long Term Debt - Related
  Parties (Note 6)					 161,332	 161,332
  Accounts Payable and Accrued Expenses		 440,589	 862,442
  Accrued Salaries (Note 10)				 187,684	 295,143
  Other Current Liabilities				  85,030	  73,328
								____________________

Total Current Liabilities			     1,173,635   1,891,305


Long Term Debt - Related Parties, excluding
 current portion (Note 6)			     1,213,661   1,213,661

Deferred Compensation (Note 10)			 344,272	 338,272
Accrued Interest - Related Parties
(Notes 6 and 10)						 636,696	 530,948
								____________________

Total Liabilities				    	     3,368,264   3,974,186
								____________________

8% Cumulative Convertible Preferred Stock of
 Subsidiary (Note 8)						--	 429,500
  								____________________

Concentrations, Commitments And Contingencies (Notes 11 and 12)

Stockholders' Deficit
Common Stock of $.01 Par Value, Authorized
 30,000,000 Shares; issued 2,773,896 Shares       27,739	  27,739
Additional Paid-In Capital			    12,860,435  12,598,980
Accumulated Deficit				   (13,371,631)(13,272,302)
Treasury Stock, at cost, 7,500 shares
 in 2002 and 2001					          (750)	    (750)
							    ______________________
Total Stockholders' Deficit			      (484,207)   (646,333)
							    ______________________

Total Liabilities & Stockholders' Deficit	    $2,884,057  $3,757,353
							    ======================


See accompanying notes to consolidated financial statements

                                      E-26

			Jayark Corporation and Subsidiaries
		     Consolidated Statements of Operations
		    Years Ended April 30, 2002, 2001 and 2000

						2002		2001		2000

Net Revenues				$11,415,537	$12,886,491	$13,197,866
Cost of Revenues				  9,429,755  10,836,632	 10,869,794
						___________________________________
 Gross Margin				  1,985,782	  2,049,859	  2,328,072

Selling, General and Administrative
(Note 10)					  1,983,095	  2,422,739	  1,895,922
                                    ___________________________________


Operating Income (Loss)				2,687	   (372,880)    432,150

Other Income (Expense):
 Interest Expense, Net			   (115,148)   (140,134)    (97,828)
 Gain on Sale of Assets			     13,900		1,156		7,800

						  __________________________________

Income (Loss) Before Income Taxes	    (98,561)   (511,858)    342,122

Income Taxes (Note 9)			        768     (11,144)     11,144
						  __________________________________
Income (Loss) from Continuing
 Operations					    (99,329)   (500,714)    330,978
						  __________________________________
Income from Discontinued Operations
 (Note 13)					         -- 	   --	    209,676
						  __________________________________

Net Income (Loss)				    ($99,329)   ($500,714)  $540,654
                                      ==================================

Basic and Diluted Income (Loss) per Common Share:
  Continuing Operations				($.04)	 ($.18)	 $.12
  Discontinued Operations		        $--          $--       $.08
						  __________________________________
  Net Income (Loss) per Common Share      ($.04)	 ($.18)	 $.20
						  ==================================
Weighted Average Common Shares:       2,766,396	   2,766,396  2,766,396
						  ==================================

See accompanying notes to consolidated financial statements

                                      E-27

			Jayark Corporation and Subsidiaries
		Consolidated Statements of Stockholders' Deficit
   		  Years Ended April 30, 2002, 2001 and 2000

			  	   Common Additional Accumulated Treasury   Total
			   	   Stock   Paid-In      Deficit   Stock  Stockholders
   				     	     Capital			        Deficit
				_____________________________________________________

Balance at April 30, 1999  $27,739 $12,598,980 ($13,312,242)  $--  ($685,523)
 Purchase of Treasury Stock     --	        -- 	         --  (750)      (750)
 Net Income                     --          --      540,654    --    540,654
				_____________________________________________________
Balance at April 30, 2000   27,739  12,598,980   (12,771,588) (750)  (145,619)
 Net Loss			        --          --      (500,714)   --   (500,714)
				_____________________________________________________
Balance at April 30, 2001   27,739  12,598,980   (13,272,302) (750)  (646,333)
 Gain from Divestiture of
  Fisher (Note 12)	        --     261,455	          --    --    261,455
 Net Loss                       --          --       (99,329)   --    (99,329)
				_____________________________________________________
Balance at April 30, 2002  $27,739 $12,860,435   $13,371,631 ($750) ($484,207)
				=====================================================

See accompanying notes to consolidated financial statements

                                      E-28

      	  Jayark Corporation and Subsidiaries
      	 Consolidated Statements of Cash Flows
    		Years Ended April 30, 2002, 2001 and 2000

							2002		2001	 	2000
                                        ___________________________________
Cash Flows From Operating Activities:
 Net Income (Loss)				($99,329)	($500,714)	$540,654

Adjustments to Reconcile Net Income (Loss) to Net Cash Provided By
Operating Activities:
 Depreciation and Amortization of Property,
  Plant and Equipment				 121,649	  182,191	  91,533
 Amortization of Goodwill and Patent	   1,203	   16,739	  32,498
 Gain on Disposition of Assets		 (13,900)	   (1,156)	  (7,800)
 Provision for Doubtful Accounts		   8,665	   24,363	  17,000
Changes In Assets and Liabilities, Net of
 Divestiture of Fisher (Note 12):
 Accounts Receivable - Trade			  80,894	   41,118	 417,001
 Inventories					 191,707	 (209,693)	 (83,158)
 Other Current Assets				 (14,138)	   47,713	 (28,663)
 Accounts Payable and Accrued Expenses	(126,036)	  320,067	(400,630)
 Accrued Salaries and Deferred Compensation 75,956	  187,775     53,221
 Accrued Interest - Related Parties		 105,748	   26,437	      --
 Other Liabilities				  12,306	  (10,035)    43,445
							_________________________________
 Net Cash Provided by Operating Activities 344,725      124,805    675,101
							_________________________________

Cash Flows From Investing Activities:
 Proceeds from Sale of Assets			  13,900	    1,156      7,800
 Purchases of Plant and Equipment		(121,646)	 (270,801)  (349,193)
 Purchase of Fisher Medical, LLC, net of
  cash acquired (Note 12)				--		 --   (215,000)

 Purchases of Patent				  (4,093)	  (46,251)	 (20,438)
							_________________________________
  Net Cash Used In Investing Activities	(111,839)	 (315,896)  (576,831)

Cash Flows From Financing Activities:
 Net Borrowings (Payments) Under Lines of

  Credit						(200,060)	  130,106	 368,955

 Payments of Long Term Debt - Related Parties   --	  (64,910)  (145,659)
 Proceeds From Issuance of 8% Cumulative Convertible
   Preferred Stock of Subsidiary (Note 8)	      --	   429,500 	     --
 Purchase of Treasury Stock			      --		  --	   (750)
							_________________________________
  Net Cash Provided By (Used In) Financing
   Activities					(200,060)	   494,696	 222,546
							_________________________________

Net Increase in Cash and Cash Equivalents	  32,826	   303,605	 320,816
Cash and Cash Equivalents at
 Beginning of Year				 834,145	   530,540	 290,724
							_________________________________
Cash and Cash Equivalents at End of Year  $866,971	  $834,145  $530,540
							=================================
Supplemental Disclosures:
Cash Paid During the Year for:
  Interest						 $26,029	  $140,969  $120,159
							================================
  Taxes						    $768	       $--	 $33,001
							================================

See accompanying notes to consolidated financial statements

                                    E-29

Notes to Consolidated Financial Statements

April 30, 2002, 2001 and 2000

(1) Summary of Significant Accounting Policies

Operations


The Company conducted its operations through three wholly owned subsidiaries in fiscal years 2002, 2001 and 2000. AVES AudioVisual Systems, Inc. ("AVES"), Med Services Corporation ("Med") and Fisher Medical Corporation ("Fisher"), each of which constituted a separate business segment for financial reporting purposes. AVES distributes and rents a broad range of audio, video and presentation equipment. Med finances the manufacture, sale and rental of medical equipment. As discussed in Note 12, the Company relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001 and is accounting for its investment in Fisher under the equity method. Prior to the divestiture, Fisher developed, manufactured and distributed therapeutic support surfaces used in hospitals, nursing homes and home health care.

Principles of Consolidation

The consolidated financial statements include the accounts of Jayark Corporation and its wholly owned subsidiaries (the "Company"). All intercompany balances and transactions have been eliminated in consolidation.

Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined by using the first-in, first-out method.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation of plant and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is calculated on a straight-line basis over the lesser of the lease term or estimated useful lives of the improvements. The useful lives of these assets and lease terms of the leasehold improvements range from approximately 3 to 20 years. At the time of sale or retirement, the costs and accumulated depreciation or amortization of such assets are removed from the respective accounts, and any resulting gain or loss is reflected in operations. Maintenance and repairs are charged to operations as incurred, and expenditures for major renewals and betterments are capitalized and amortized by charges to operations.

Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates

                                    E-30

expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
The effect of deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when there is uncertainty as to the ultimate realization of the asset.

Income (Loss) Per Common Share

Basic income (loss) per common share is based on the weighted average number of common shares outstanding. Diluted income (loss) per common share is based on the weighted average number of common shares outstanding, as well as dilutive potential common shares, which, in the Company's case comprise shares issuable under the stock option plan described in Note 7. The treasury stock method is used to calculate dilutive shares which reduces the gross number of dilutive shares by the number of shares purchasable from the proceeds of the options assumed to be exercised.

Outstanding stock options, assumed to be exercised, aggregating
180,000, 0 and 10,500 at April 30 2002, 2001 and 2000, respectively, are not included in the calculation of diluted income (loss) per common share for the fiscal years since the effects would be antidilutive due to the option price being greater than the average market prices. Accordingly, basic and diluted net income (loss) per common share do not differ for any periods presented.

Revenue Recognition

The Company generally recognizes revenues at the time products are shipped to customers provided that persuasive evidence of an arrangement exists, the sales price is fixed or easily determinable,

collectibility is reasonably assured and title and risk of loss have passed to the customer. Rental revenue is recognized over the rental period and service revenue is recognized when services are performed. Estimated allowances for returns and doubtful accounts are recorded in the period such returns and losses are determined.

Long-Lived Assets

Prior to the adoption of SFAS 142, as discussed in Note 2, long-lived assets, such as property, plant and equipment, goodwill and other intangibles were evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When such impairment existed, the related assets were written down to their fair value.

Upon adoption of SFAS 142, effective May 1, 2001, goodwill is
Tested annually for impairment at the reporting unit level, by comparing the fair value of the reporting unit with its carrying value. Valuation methods for determining the fair value of the reporting unit include reviewing quoted market prices and discounted cash flows. If the goodwill is indicated as being impaired, the fair value of the reporting unit is then allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. This implied fair value of the reporting unit goodwill is then compared with the carrying amount of the reporting unit goodwill, and if it is less, the Company would then recognize an impairment loss. No impairment losses were recorded through April 30, 2002.

Stock Based Compensation

The Company accounts for its stock option plan in accordance with the provisions of APB Opinion No. 25 "Accounting for Stock Issued to
Employees," and related interpretations.  As such, compensation expense

                                    E-31

is measured on the date of grant and recognized over the vesting period only if the current market price of the underlying stock exceeds the exercise price. The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS 123 also allows entities to continue to apply the provisions of APB Opinion No. 25 and provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair value based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosures stipulated by SFAS No. 123.

Research and Development Costs

Research and development costs are charged to expense as incurred. Research and development expense was $305,639, $655,245 and $173,818 in fiscal 2002, 2001 and 2000, respectively, and is recorded within selling, general and administrative expenses.

Financial Instruments

The Company's financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable, borrowings under lines of credit, and long term debt are stated at cost which approximates fair value at April 30, 2002 and 2001.

Concentrations

For the years ended April 30, 2002, 2001 and 2000 approximately 84%, 81% and 79% of the Company's consolidated net revenues relate to AVES' sales to schools and other educational institutions.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 143, "Accounting for

Asset Retirement Obligations" (SFAS No. 143). SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is required for adoption for fiscal years beginning after June 15, 2002. The Company has reviewed the provisions of SFAS No. 143, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Disposal of Long-Lived Assets." SFAS No. 144 addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is required for adoption for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years. The Company has reviewed the provisions of SFAS No. 144, and believes that upon adoption, the Statement will not have a significant effect on its consolidated financial statements.

In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). SFAS No. 145 is required for adoption for fiscal years beginning after May 15, 2002, with early adoption of the provisions related to the rescission of Statement 4 encouraged. The Company has reviewed the provisions of SFAS No. 145, and believes that upon adoption, the Statements will not have a significant effect on its consolidated financial statements.


                                    E-32

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Reclassifications

Certain amounts have been reclassified to conform with the fiscal


2002 presentation.

(2) Adoption of Accounting Pronouncements

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" which supersedes APB
Opinion No. 16, "Business Combinations". SFAS No. 141 eliminates the pooling-of-interests method of accounting for business combinations and modifies the application of the purchase accounting method. The elimination of the pooling-of-interests method is effective for transactions initiated after June 30, 2001. The remaining provisions of SFAS No. 141 are effective for transactions accounted for using the purchase method that are completed after June 30, 2001. The
Company adopted SFAS No. 141 during the first quarter of fiscal 2002 (effective May 1, 2001). Adoption of the Statement did not have an impact on the Company, as the Company has not historically had pooling-of-interest transactions and had not initiated any business combinations after June 30, 2001.

During the first quarter of fiscal 2002 (effective May 1, 2001), the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Intangible Assets", which supercedes APB Opinion No. 17, "Intangible Assets". SFAS No. 142 eliminates the current requirement to amortize goodwill and indefinite-lived intangible assets, addresses the amortization of intangible assets with a defined life and addresses the impairment testing and recognition of goodwill and intangible assets. The following information describes the impact that the adoption of SFAS No. 142 had on net income (loss) and net income (loss) per common share for the fiscal years ending April 30:

 						   2002	  2001	  2000
						  ______________________________
Net Income (Loss)				  ($99,329) ($500,714)  $540,654
Add Back:  Goodwill Amortization	        --    $26,068    $22,734
						  ______________________________
Adjusted Net Income (Loss)		  ($99,329)	($474,646)	$563,388
						  ==============================

Net Income (Loss) per Common Share
 - Basic and Diluted			     ($.04)	    ($.18)	    $.20
Goodwill Amortization			       $--       $.01       $.01
						  ______________________________
Adjusted Net Income (Loss)		     ($.04)     ($.17)      $.21
						  ==============================

(3) Inventories

Inventories are summarized as follows:

                                    E-33

						April 30, 2002	 April 30,2001
						________________________________
Raw Materials					$172,081		$201,877
Work In Process					   2,032		  22,660
Finished Goods					 219,499		 445,783
						________________________________
							$393,612		$670,320
						================================

(4) Property, Plant and Equipment

Property, plant and equipment are summarized as follows:

						April 30, 2002	 April 30,2001
						_________________________________
Machinery and Equipment				$ 46,438		$413,419

Furniture and fixtures				  76,571		 117,665
Leasehold improvements				  18,215		 109,662
Automobiles and trucks				 197,615		 182,098
Rental and demonstration equipment		 222,652		 230,481
						_________________________________
Total property and equipment			 561,491	     1,053,327
Less Accumulated depreciation
And amortization					 380,708		 511,123
						_________________________________
Net property and equipment			$180,783		$542,204
						================================

(5) Borrowings Under Lines of Credit


The Company has two lines of credit which are split between the AVES and Med subsidiaries. The AVES line of credit is secured by the related accounts receivable and inventories, and provides for borrowings up to $750,000 through September 30, 2002. The Med line of credit is guaranteed by AVES, and provides for borrowing up to $500,000 through September 30, 2002. The borrowings under the lines of credit bear interest at prime, which was 4.75% and 7.5% at April 30, 2002 and 2001, respectively. The Company had $951,000 and $750,940 available under the lines of credit at April 30, 2002 and 2001, respectively.

There are no financial covenants associated with the lines of credit.

(6) Long-term Debt - Related Parties

Long-term debt with related parties is summarized as follows:

                                                 2002         2001
                                               _____________________
Subordinated note payable due December 2004;
quarterly interest payments at fixed interest
rate of 7.5%						$850,000	$850,000
Subordinated notes payable due December 2004;
quarterly interest payments at fixed interest
rate of 8%							$524,993	$524,993
                                               _____________________
                                              $1,374,993  $1,374,993
Less:  Current Installments			       161,332     161,332
							     _____________________
 							    $1,213,661  $1,213,661
						           =====================

The Company has an $850,000 unsecured subordinated note payable to a related party. The note requires annual principal payments of

                                     E-34

$100,000 due on December 31. The note matures in December 2004, at which time the entire unpaid principal balance plus accrued interest is due. Due to the Company's cash flow position, unpaid principal aggregating $150,000 has been waived until the maturity date of the note. Interest expense on the note payable aggregated $63,750, $67,852 and $64,438 in fiscal 2002, 2001 and 2000, respectively. Cash paid for interest on the note was $0, $51,915 and $64,438 in 2002, 2001 and 2000, respectively.

Additionally, the Company has an aggregate $524,993 of unsecured subordinated notes to related parties. These notes require combined annual principal payments of $61,332 due on December 31. The notes mature in December 2004, at which time the entire unpaid principal balance plus accrued interest is due. Due to the Company's cash flow position, unpaid principal aggregating $95,724, has been waived until the maturity date of the notes. Interest expense on the subordinated notes aggregated $41,998, $43,142 and $45,680 in fiscal 2002, 2001 and 2000, respectively. Cash paid for interest on the subordinated notes was $0, $32,642 and $45,680 in 2002, 2001 and 2000, respectively.

Accrued interest - related parties in the consolidated balance sheets includes unpaid interest on the subordinated notes to related parties, and $397,463 of unpaid interest relating to certain debentures converted to equity in fiscal 1999. The unpaid interest relating to the historical debentures was waived by the holders of these notes until December 2004.

The aggregate maturities of all long-term debt for the fiscal years subsequent to April 30, 2002 are summarized as follows:



                        2003		$161,332
 				2004		$161,332
 				2005	    $1,052,329
					    ___________
					    $1,374,993
					    ===========

(7) Stock Options

In fiscal 2001, the Company adopted the 2001 Stock Option Plan (Plan) which allows for the granting of 250,000 options to purchase shares of the Company's common stock. The Plan provides for the granting to employees and to others who are in a position to make significant contributions to the success of the Company and its subsidiaries.
The options granted may be either incentive stock options (ISO's) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or options that are not incentive options (NSO's), or both.
The exercise price of each option shall be determined by the Board but, in the case of an incentive stock option, shall not be less than 100%
(110% in the case of an incentive stock option granted to a ten-percent stockholder) of the fair market value of the stock subject to the option on the date of grant; nor shall the exercise price of any stock option be less, in the case of an original issue of authorized stock, than par value.

Stock options shall be exercisable during such period or periods as the Board may determine, but in no case after the expiration of ten years (five years in the case of an incentive stock option granted to a ten percent stockholder) from the date of grant. At the discretion of the Board, options may be exercisable (i) in full upon grant or (ii) over or after a period of time conditioned on satisfaction of certain Company, division, group, office, individual or other performance criteria, including the continued performance of services to the company or its subsidiaries.

Unexercised stock options expire on the earlier of (i) the date that is ten years from the date on which they were granted (five years in

                                    E-35

the case of an incentive stock option granted to a ten percent stockholder), (ii) the date of the termination of an option holder for any reason other than termination not for cause, death or disability (as defined in the Plan), or (iii) the earlier of one year, or the expiration date of such option, from the date of the optionee's disability or death.

During fiscal 2002, the Company granted 187,500 stock options under this Plan. Information relating to option activity under this Plan are summarized as follows:

                               Shares
			________________________________
  				     ISO
			______________________	        Option   Weighted Average
			  Employee   Director    Total   Price    Exercise Price
___________________________________________________________________________
Outstanding at
 April 30, 2001  	     --	    --         --       --           --
___________________________________________________________________________
 Issued		  107,500	  80,000	187,500   $.50         $.50
 Cancelled  	   (7,500)      --       (7,500)    --           --
___________________________________________________________________________
Outstanding at
 April 30, 2002     100,000     80,000	180,000   $.50         $.50
===========================================================================
Shares Exercisable at
 April 30, 2002     100,000     80,000    180,000   $.50         $.50
===========================================================================
Shares available for Grant at
 April 30, 2002		    		       70,000
=======================================================

SFAS No. 123, Accounting for Stock Based Compensation, requires the use of option valuation models to provide supplemental information regarding options granted after 1995. Proforma information regarding net income
(loss) and net income (loss) per common share shown below was determined as if the Company has accounted for its stock options under the fair value method of that Statement.

In order to disclose the proforma net income (loss) related to the stock options, the fair value of the stock options was estimated at the date of grant using the Black-Scholes option pricing model with the following assumptions: expected option life of 3 years; risk-free interest rate of 4.0%; volatility factors of the Company's common stock of 198.19%; and an expected dividend yield of 0%. Stock based compensation costs would have increased both loss before income taxes and net loss after income taxes by $56,904 and would have increased net loss per common share by

$.02 in fiscal 2002, if the fair value of the options granted in the current year had been recognized as compensation expense on a straight-line basis over the vesting period of the grant.

(8) Preferred Stock of Subsidiary

In October 2000, the Company authorized 20,000 shares of Fisher Medical 8% Senior Cumulative Convertible Preferred Stock. The preferred stock has a stated value of $150 per share, which was subsequently amended to $100 per share. The preferred shares are redeemable by the Company at any time at a redemption price of $100 per share. The preferred shares are voting and each share is convertible into an equal number of Fisher Medical Corporation common stock shares on a one to one basis. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of preferred stock are entitled to distribution or payment, before any distributions or payments to holders of common stock. The holders of preferred shares are entitled to receive, when declared by the Board of Directors, out of funds legally available for that purpose, cumulative semi-annual dividends at the rate of 8% per annum, commencing on April 30, 2001. As of April 30, 2001 the Company had issued 4,295 shares of Fisher Medical Senior Cumulative Convertible Preferred Stock for $429,500. As discussed in Note 12, the Company relinquished control of Fisher and has deconsolidated Fisher effective October 1, 2001.

(9) Income Taxes

                                      E-36

Income tax expense (benefit) consist of the following:

				 	Current	Deferred	Total
					_______________________________
Year Ended April 30, 2002
  Federal				    $--     $--		    $--
  State				   $768	$--		   $768
					_______________________________
					   $768	$--		   $768
					===============================

Year Ended April 30, 2001
  Federal			     ($11,144)	$--	     ($11,144)
  State				 --          --          --
					________________________________
 				     ($11,144)	$--	     ($11,144)
					================================

Year Ended April 30, 2000
  Federal				$11,144	$--		$11,144
  State				 --		 --		 --
					________________________________
 					$11,144	$--		$11,144
					================================

A reconciliation of the expected consolidated income tax expense
(benefit), computed by applying the U.S. Federal corporate income tax rate of 34% to income (loss) before income taxes, to income tax expense (benefit), is as follows:

							       2002		2001
							   ______________________
Expected tax benefit				   ($33,511)   ($174,032)
State income taxes net of Federal Benefit         507		    --
Change in valuation allowance			     20,000	     166,754
Non-deductible expenses				      1,746	       7,271
Effect of graduated Federal income tax rates   11,750           --
Over accrual of prior year taxes			   --	    ($11,144)
Other, net							  276            7
							   ______________________
								 $768	    ($11,144)
							   ======================



Actual income tax expense (benefit) for 2000 differs from the amount computed by applying the U.S. Federal corporate income tax rate of 34% to pre tax income (loss), primarily as a result of valuation allowances netted against potential deferred tax assets.

The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at April 30, are as follows:

								2002		2001
							    _____________________
Deferred tax assets:
 Allowance for doubtful accounts			$37,000	$34,000
 Allowance for obsolete inventories/unicap costs 12,000	 16,000
 Property, plant and equipment, principally due
  to differences in depreciation			 41,000	 40,000
 Accrued compensation					147,000	143,000
 Net operating loss carryforwards and
  tax credits					    3,834,000   3,818,000
							    _____________________
 Total gross deferred tax assets		    4,071,000   4,051,000

                                      E-37

Less valuation allowance  			   (4,071,000) (4,051,000)
							    _____________________
 Net deferred tax assets				$--		$--
							    =====================

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As a result of this assessment, management has recorded a valuation allowance amounting to the entire deferred tax asset balance at April 30, 2002 and 2001.

At April 30, 2002, the Company has net operating loss carryforwards for Federal tax purposes of approximately $11,000,000, which are available to offset future taxable income, if any, through 2020.

(10) Related Party Transactions

At April 30, 2002 and 2001, the Company had accrued unpaid wages aggregating $431,469 and $419,272, respectively. The unpaid wages relate to salary deferral by the President of the Company for prior services rendered. The terms of the salary deferral is such that the President of the Company has agreed to defer his salary until which time the working capital position of the Company improves. Based upon the intent of the parties, the Company has reflected $87,197 and $81,000 as a current liability within accrued salaries in the consolidated balance sheet at April 30, 2002 and 2001, respectively, and reflected $344,272 and $338,272 as a long-term liability (deferred compensation) in the consolidated balance sheet at April 30, 2002 and 2001, respectively.

During fiscal 2001, the President of the Fisher subsidiary waived his rights to his fiscal 2001 salary which aggregated $120,000. As the President of the Fisher subsidiary does not have an equity ownership interest in the Company, the Company has reflected this amount as a reduction of compensation expense in selling, general and administrative expenses in the consolidated statements of operations.

In fiscal 1999, the Company's President exchanged debt for common stock of the Company. At the time of conversion, the unpaid interest on the original debt, which aggregated $107,047, was waived by the President until such time as the Company's working capital position improves.
At April 30, 2002, the waived interest balance of $107,047 is reflected as a long-term liability based upon the intent of the parties and is displayed in accrued interest - related parties in the consolidated balance sheet.

(11) Commitments

The Company is obligated under a non-cancelable operating lease agreement that expires in September 2011. Future minimum lease payments related to this lease is as follows:

				2003				$90,000
				2004				 90,000
 				2005			 	 90,000
				2006			 	 90,000
 				2007 and thereafter    $487,500
							     ________
							     $847,500
							     ========

Rental expense for operating leases was $105,547, $101,185 and

$74,490 for the years ended April 30, 2002, 2001, and 2000,

                                   E-38


respectively.

(12) Divestiture of Fisher

In January 2000, the Company, through a newly formed, wholly owned subsidiary, Fisher Medical Corporation (Fisher), entered into an Asset Purchase Agreement with Fisher Medical LLC (LLC), a development stage developer, manufacturer, and distributor of medical supplies and equipment for hospitals, nursing homes and individuals. Under the terms of the agreement, Fisher purchased all of the assets of LLC for cash of $215,000. LLC remained the owner of certain intellectual property utilized in Fisher's medical products line. The owner of LLC was Steve Fisher who also became a member of the board of directors of the Company. Fisher also negotiated a five-year technology license with LLC, which conveyed certain technology rights developed by Trlby Innovative LLC of Torrington, Connecticut. The acquisition was accounted for under the purchase method of accounting.

Fisher continued to develop medical supply products with the financing provided by the Company. The Company initially utilized its existing working capital and lines of credit to fund Fisher's development efforts. The development time horizon exceeded the projected investment horizon as determined by the Company. Due to the need for additional funding for this development, the Company endeavored to infuse additional capital into Fisher with a private placement of preferred stock. As discussed in Note 8, in 2000, the Company sold $429,500 of newly issued Fisher Medical preferred stock. The Company continued to seek new capital via the preferred stock offering to various potential investors in 2001.

In September 2001, the Company received a proposal from Alberdale LLC to provide a $500,000 bridge loan to Fisher, which is convertible, under certain conditions, to Fisher common stock.
In addition to the bridge loan, Alberdale was proposing to offer a new series of preferred stock for equity financing to continue the operations of Fisher. As a condition to this refinancing, Alberdale required that Jayark contribute 50% of its Fisher Medical Corporation common stock to the new refinanced entity, as well as provide an option for Alberdale to purchase the remaining 50% common interest the Company would hold in Fisher at predetermined amounts ranging from approximately $915,000 to $1,464,000 for periods not exceeding 15 months.

On October 1, 2001 the Company approved the merger of its wholly owned subsidiary, Fisher Medical Corporation with Fisher Medical LLC, the owner of the intellectual property utilized in Fisher's medical products line. Pursuant to the merger agreement, the Company assigned 50% of its common equity holdings in Fisher Medical Corporation to the sole member of Fisher Medical LLC, Dr. Stephen Fisher. Dr. Fisher serves as President of Fisher Medical Corporation and as a Director of the Company. As a result of this transaction, the Company has effectively relinquished its control of Fisher Medical Corporation; however given its continuing 50% common stock ownership interest, the Company will account for its investment on the equity method prospectively commencing October 1, 2001. The

Company has no future obligations to fund any deficits of the merged entity or any commitments to provide future funding.

As of October 1, 2001, the Company had invested approximately $1,248,000 of cash in Fisher and incurred net losses as 100% owner of approximately $1,509,000; therefore the Company's net investment and advance position at the date of the divestiture was a negative balance of approximately $261,000. In connection with the transaction, the Company received from the merged entity a five-year $525,715 promissory note, which represents a portion of the aforementioned advances the Company had made during its 100% ownership period. The note is secured by all assets of the company except the intellectual property. There can be no assurances that the merged entity will be successful in completing the development of its products or in the raising of the additional working capital required. Additionally, since the merged entity has minimal liquidation value, the note is deemed not to be collectible. Accordingly, the Company has not assigned

                                   E-39

any value to this note and has recognized its divestiture of its net investment of $261,455 at October 1, 2001 as an increase in additional paid in capital, which reduces the investment in
Fisher to zero.   The Company has not recognized its 50% share of
losses of the merged entity in the post transaction period of October 1 to January 31, 2002 as its investment is reflected as zero.

The net liabilities of Fisher at October 1, 2001 deconsolidated as a result of the divestiture are as follows:

Accounts Receivable - Trade			$31,350
Inventories						 85,001
Other Current Assets				 16,134
Property, Plant & Equipment, Net		361,418
Goodwill						 90,432
Patent, Net						 57,546
Accounts Payable and Accrued Expenses    (295,817)
Accrued Salaries				     (177,415)
Other Current Liabilities			   (604)
Preferred Stock				     (429,500)
							________
   						     ($261,455)
 						     ==========

In connection with the transaction, the Company was granted warrants to purchase 47,190 shares of common stock of the merged entity at $10 per share, which expire in three years.

As the Company has relinquished its control of Fisher, it has effectively deconsolidated Fisher as of October 1, 2001 and reflected its recorded excess losses as additional paid-in-capital. As the Company experienced no historical successes as 100% owner, and has no tangible evidence of its historical investment recoverability, it has reflected its equity investment position at zero. In the event the merged entity is successful in the future, the Company would record its 50% interest in the earnings, if any, to the extent that they exceed equity losses not otherwise recorded, and could experience subsequent gains resulting from the repayment of the note receivable, if such amounts are collected, and from the proceeds of the Alberdale buyout option, if exercised.

However, as described above, due to the uncertainties over the ultimate recoverability of the note or the exercise of the option, no value has been assigned to either.

The following unaudited pro forma financial information presents the combined results of operations of the Company as if the divestiture of Fisher had taken place as of May 1, 1999. The unaudited pro forma information has been prepared by the Company based upon assumptions deemed appropriate and takes into consideration the elimination of Fisher operating activities included in the consolidated statements of operations for the periods presented herein.

 					   2002	   2001	   2000
                              ___________________________________
Net Revenues			$11,381,126	$12,857,841	$13,197,866

Net Income				   $260,380    $304,061    $735,274
                              ===================================

Net Income per Common Share
 - Basic and Diluted:		       $.09        $.11        $.27
                              ===================================

                                 E-40

The unaudited pro forma information presented herein are shown for illustrative purposed only and are not necessarily indicative of the future financial position or future results of operations of the Company and does not necessarily reflect the results of operations that would have occurred had the transaction been in effect for the periods presented. The unaudited pro forma information should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

As of April 30, 2002, the $500,000 Alberdale LLC bridge loan to Fisher provided by Hobart Associates II, LLC (Hobart) was in default and the Company's $525,715 five-year promissory note to Fisher was also in default. Both notes provided for the acceleration of the notes and the transfer of the secured assets to the note holders upon an event of default. In order to avoid liquidation of Fisher, Hobart and the Company proposed a restructuring program for Fisher. On June 3, 2002 Stephen Fisher Sr. (President of Fisher), Fisher, Hobart and the
Company entered into the Fisher Medical Restructuring Agreement (the Agreement). Under the terms of the Agreement, Hobart and the Company formed a new corporation, Unisoft International

Corporation ("UIC").  UIC will assume the international rights for sale and marketing of Fisher's Unisoft mattress and all associated products, designs, and all rights related thereto, as well as certain employees and their obligations. As part of the agreement, UIC will commit to a supply contract with Fisher with a guaranteed minimum order quantity.

In addition, UIC must assume the Fisher promissory notes payable to Hobart and the Company. The Company will also contribute its 500,000 shares of common stock of Fisher and Hobart will contribute $250,000 to UIC, resulting in both the Company and Hobart owning approximately 36% of UIC. The Company's 36% interest is comprised of 100,000 shares of common stock and 60,000 shares of Super Voting Series A Preferred Stock. Each share of Series A Preferred Stock provides for 5 shares of voting rights for each share of common stock. Hobart and UIC have an option to purchase approximately 95% of Jayark's interest in UIC for approximately $800,000 for a one-year period. Alberdales LLC's option to purchase 50% of Jayark's common interest in Fisher was converted in 20,000 shares of UIC common stock under the restructuring.

There can be no assurances that the new entity will be successful in selling and marketing the Unisoft internationally or the raising of the additional working capital required to sustain the business. The Company has no future obligations to fund any deficits of the new entity or any commitments to provide funding. Due to the uncertainties over the ultimate recoverability of its investment in UIC, no value has been assigned.

(13) Discontinued Operations

In fiscal 2000, the Company wrote-off accrued expenses in the amount of $209,676, related to the abandonment of the Company's investment in LCL International Traders, Inc. in 1996 and the discontinuance of Rosalco, Inc. in 1997. Accordingly, the amount has been classified as income from discontinued operations in the consolidated statements of operations.

(14) Segment and Related Information

The Company operated in three reportable business segments during fiscal 200, 2001 and 2002 as follows:

                                    E-41

The Company's audio-visual subsidiary, AVES Audio Visual Systems,
Inc. ("AVES"), distributes and rents a broad range of audio, video and presentation equipment, and supplies to businesses, churches, hospitals, hotels and educational institutions

MED Services Corp. ("Med") finances the manufacture, sales and rental of medical equipment.


As discussed in Note 12, the Company relinquished control of Fisher Medical Corporation ("Fisher") and has deconsolidated Fisher effective October 1, 2001 and is accounting for its investment in Fisher under the equity method. Prior to the deconsolidation, Fisher developed, manufactured and distributed therapeutic support surfaces to hospitals, nursing homes and home health care.

The following table reflects the results of the segments consistent with the Company's internal financial reporting process. The following results are used in part, by management, both in evaluating the performance of, and in allocating resources to, each of the segments.

								         CORPORATE
									      AND
				        AVES     FISHER    MED  UNALLOCATED CONSOLIDATED
				________________________________________________________

Year Ended April 30,2002
 Net Revenues               $11,372,588  $34,411   $8,538       $-- $11,415,537
 Depreciation & Amortization     60,753   56,114    5,985        --     122,852
 Operating Income (Loss)        686,578 (367,724) (12,968) (303,199)      2,687
 Interest (Expense) Income       45,382  (21,985)  (6,828) (131,717)   (115,148)
 Net Income (Loss)	        565,860 (389,709) (20,563) (254,917)    (99,329)

Year Ended April 30, 2001
 Net Revenues		    $12,857,841   28,650       --        --  12,886,491
 Depreciation and Amortization   92,407  100,875    5,648        --     198,930

 Operating Income (Loss)        643,030 (862,053) (10,761) (134,096)   (372,880)

 Interest (Expense) Income       49,243  (62,723)   6,691  (133,345)   (140,134)
 Net Income (Loss)              504,428 (924,775)  (4,070)  (76,297)   (500,714)

Year Ended April 30, 2000
 Net Revenues		    $13,197,866       --       --        --  13,197,866
 Depreciation and Amortization  101,276   20,802    1,953        --     124,031
 Operating Income (Loss)        910,715 (194,620) (32,706) (251,239)    423,150
 Interest (Expense) Income       24,744       --   (6,691) (115,881)    (97,828)
 Net Income (Loss)	        755,459 (194,620) (39,398)   19,213     540,654

Total Identifiable Assets at
 April 30, 2002		     $2,355,952       --  227,764   300,341   2,844,057
Goodwill at April 30, 2002      204,662       --       --        --     204,662

Total Identifiable Assets at
 April 30, 2001              $2,630,383  712,105  232,545   182,320   3,757,353
 Goodwill at April 30, 2001     204,662   90,432       --        --     295,094

Intersegment transactions include a management fee between Corporate and Fisher for the year ended April 30, 2002 and 2001 of $30,000 and $120,000, respectively.

(15) Quarterly Financial Data (Unaudited)

                                             E-42

The following table sets forth certain unaudited quarterly financial information for the years ended April 30, 2002 and 2001:

						2002 Quarter Ended

				July 31	October 31	January 31	April 30
                        _______________________________________________
Net Revenues		$3,716,702	$3,017,302	$2,233,040	$2,448,493
				===============================================
Cost of Revenues		 3,101,171	 2,564,396	 1,812,437	 1,951,751
				===============================================
Net Income (Loss)		   (74,152)	  (103,532)	     7,895	    70,460
				===============================================
Basic and Diluted Net
 Income (Loss) per
 Common Share:		     ($.03)	     ($.04)		 $.00		$.03
				===============================================


                                    2001 Quarter Ended
				July 31	October 31	January 31	April 30
				----------------------------------------------
Net Revenues		$3,928,080	$3,063,945	$2,808,090	$3,086,376
				==============================================

Cost of Revenues		$3,357,328	$2,524,915	$2,360,408	$2,593,981
				==============================================
Net Loss			 ($124,451)	 ($113,772)	 ($246,802)	  ($15,689)
				===============================================
Basic and Diluted Net
 Loss per Common Share:	     ($.04)	     ($.04)	     ($.09)	     ($.01)
				===============================================
                                     E-43
Exhibit Index

 3(1)	Certificate of Incorporation of the Company.  Incorporated
herein by reference to the Company's Proxy Statement for its 1991
Annual Meeting of Shareholders, Exhibit B thereto.

3(2)	Bylaws of the Company.  Incorporated herein by reference to
the Company's Proxy Statement for its 1991 Annual Meeting of
Shareholders, Exhibit C thereto.

4(1)	Specimen Certificate of Common Stock, par value $0.30 per
share, incorporated herein by reference from Registration Statement on Form S-1, File Number 2-18743, Exhibit 4 thereto.

4(2)	12% Convertible Subordinated Debenture due 1994, incorporated herein by reference to the Report on Form 8-K filed January 4, 1990,
Exhibit 28(a) thereto.

4(3)	Registration rights agreement dated as of December 20, 1989, by and between the Company and Rosalco, Inc., incorporated herein by reference to the Report on Form 8-K filed January 4, 1990, Exhibit 28(c) thereto.

10(1)* 1981 Incentive Stock Option Plan, as amended as of
December 15, 1989, incorporated herein by reference to the Annual
Report on Form 10-K for the year ended April 30, 1990, Exhibit 10(1) thereto.

10(2)	Notes and Loan and Security Agreements (Inventory & Accounts
Receivable) each dated as of January 20, 1992, between Jayark
Corporation, AVES Audio Visual Systems, Inc., Rosalco, Inc.,
Rosalco Woodworking, Inc., Diamond Press Company, and State
Street Bank & Trust Company of Boston, Massachusetts, incorporated herein by reference from the Annual Report on Form 10-K for the year ended April 30, 1992, Exhibit 10(3) thereto.

10(3)	Letter Agreement dated December 6, 1989, among Arthur Cohen,
Burton I. Koffman, and Richard E. Koffman. Incorporated herein by reference to the Annual Report on Form 10-K for the year ended
April 30, 1990, Exhibit 10(3) thereto.

10(4)	Indemnity escrow Agreement dated as of December 20, 1989, by and between the Company, Rosalco, Inc. and certain individuals named therein, incorporated herein by reference to the Report on Form 8-K filed January 4, 1990, Exhibit 28(c) thereto.

10(5)	Factoring Agreements dated as of February 7, 1992, by and
between the Company, Pilgrim Too Sportswear, Inc., J.F.D.
Distributors, Inc., and others named therein, and Barclays
Commercial Corporation, incorporated herein by reference to the Annual Report on Form 10-K for the year ending April 30, 1992,
Exhibit 10(10) thereto.

10(6)	Diamond Press Asset Sale and Purchase Agreement dated as
of November 23, 1992 by and between the Company and Harstan, Inc., incorporated herein by reference to the Company's Form 8-K, as amended, as of November 23, 1992, Exhibit 2 thereto.

10(7)	Asset Sale and Lease Termination Agreement, by and between
Pilgrim Too Manufacturing Company, Inc., New Images, Inc.,
Victor Freitag, Jr. and wife Gilbert R. Freitag, and Robert E. Skirboll and wife Robin T. Skirboll, dated as of April 2, 1993; Asset Purchase Agreement by and between the Company, Pilgrim Too Sportswear, Inc., Pilgrim Too Manufacturing Company, Inc.
Stage II Apparel Corp., Shambuil Ltd., and Pilgrim II Apparel Corp., dated as of April 2, 1993; both incorporated herein by

                                      E-44

reference to the Company's Form 8-K as of April 2, 1993, Exhibits thereto.

10(8)	Amendment to certain Notes and Loan and Security Agreements
each dated as of January 20, 1992, incorporated herein by reference from the Annual Report on Form 10-K for the year ended

April 30, 1993, Exhibit 10(8) thereto.

10(9)	Amendment to certain Notes and Loan and Security Agreements
each dated as of December 31, 1993, incorporated herein by reference from the Annual Report on Form 10-K for the year ended April 30, 1994, Exhibit 10(9) thereto.

10(10)	Asset Purchase Agreement, dated June 5, 1995, among
LIB-Com Ltd., Liberty Bell Christmas, Inc., Ivy Mar Co., Inc., Creative Home Products, Inc., and Liberty Bell Christmas
Realty, Inc. as the sellers and LCL International Traders, Inc. as the buyer, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(a) thereto.

10(11) Asset Purchase Agreement, dated June 5, 1995, between
Award Manufacturing Corporation as the seller, and LCL International Traders, Inc., as the buyer, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(b) thereto.

10(12) Guarantee Agreement, dated June 5, 1995, by Award
Manufacturing Corporation in favor of LCL International Traders,
Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(c) thereto.

10(13) Guarantee Agreement, dated June 5, 1995, by LIB-Com Ltd., Liberty Bell Christmas, Inc., Ivy Mar Co., Inc., Creative Home Products, Inc., and Liberty Bell Christmas Realty, Inc. in favor of LCL International Traders, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995,
Exhibit 2(d) thereto.

10(14) Promissory Note of LCL International Traders, Inc., due July 29, 1998, payable to the order of Commerzbank AG, Hong Kong Branch, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(e) thereto.

10(15) Confirmation Letter Agreement dated June 22, 1995, among Citibank, N.A., Commerzbank AG, Bayerische Vereinsbank AG,
LCL International Traders, Inc., and Jayark Corporation, incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 2(f) thereto.

10(16) Factoring Agreement dated June 23, 1995, between LCL
International Traders, Inc. and the CIT Group/Commercial Services, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 99(a) thereto.

10(17) Inventory Security Agreement dated June 23, 1995, between LCL International Traders, Inc. and the CIT Group/Commercial Services, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 99(b) thereto.

10(18) Letter Agreement dated June 23, 1995, between LCL
International Traders, Inc. and the CIT Group/Commercial Services, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995, Exhibit 99(c) thereto.

                                      E-45

10(19) Letter Agreement dated June 23, 1995, between LCL
International Traders, Inc. and the CIT Group/Commercial Services, Inc., Liberty Bell Christmas, Inc., Ivy Mar Co., Inc., and
Creative Home Products, Inc., incorporated herein by reference from the Company's report on Form 8-K dated June 27, 1995,
Exhibit 99(d) thereto.

10(20) Amendment to certain Notes and Loan and Security
Agreements each dated as of December 31, 1994, incorporated herein by reference from the Annual Report on Form 10-K for the year ended April 30, 1995, Exhibit 10(20) thereto.

10(21) Loan and Security Agreements dated April 29, 1996 between
Rosalco, Inc., and State Street Bank & Trust Company of Boston,
Massachusetts.


10(22) Loan and Security Agreements dated April 29, 1996 between AVES Audio Visual Systems, Inc., and State Street Bank
& Trust Company of Boston, Massachusetts.

10(23) First amendment to Loan and Security Agreements dated as of September 19, 1996 between Rosalco, Inc. and State Street Bank & Trust Company of Boston, Massachusetts.

10(24) Agreement of Extension of Maturity of 12% Convertible
Subordinated Debentures dated April 30, 1990.

10(25) Forbearance and Modification Agreement dated March 12,
1997, between Jayark Corporation, Rosalco, Inc., AVES Audio
Visual Systems, Inc., David L. Koffman, and State Street Bank and Trust Company of Boston, Massachusetts.

10(26) Stock Pledge Agreement dated March 12, 1997, between
Jayark Corporation and State Street Bank and Trust Company of
Boston, Massachusetts.

10(27) Subordination Agreement dated March 12, 1997, between Jayark Corporation, Rosalco, Inc., AVES Audio Visual Systems, Inc.,
David L. Koffman, and State Street Bank and Trust Company of Boston, Massachusetts.

10(28) Revolving Note dated March 12, 1997 between Jayark
Corporation and A-V Texas Holding, LLC.

10(29) Stock Pledge Agreement dated March 12, 1997 between
Jayark Corporation and A-V Texas Holding, LLC.

10(30) Stock Warrant to purchase 3,666,667 shares of common stock dated March 12, 1997 between Jayark Corporation and A-V
Texas Holding, LLC.

10(31) Commercial Security Agreement dated February 18, 1997, between AVES Audio Visual Systems, Inc. and BSB Bank and
Trust Company.

10(32) Promissory Note dated February 18,1997, between AVES
Audio Visual Systems, Inc. and BSB Bank and Trust Company.

10(33) Commercial Guaranty dated February 18, 1997, between
AVES AudioVisual Systems, Inc., David L. Koffman and BSB Bank and Trust Company.

                                  E-46

10(34) Subordinated Promissory Note date March 12, 1997 between
Rosalco, Inc. and Jayark Corporation.

10(35) Second Forbearance and Modification Agreement dated
June 1, 1997, between State Street Bank and Trust Company of
Boston, Massachusetts, Rosalco, Inc., and Jayark Corporation.

10(36) Stock Warrant to purchase 500,000 shares of common stock dated March 12, 1997 between Jayark Corporation and A-V Texas
Holding, LLC.

10(37) Certificate of Amendment of The Certificate of Incorporation of Jayark Corporation dated July 10, 1998.

10(38) Purchase and Sale Agreement dated June 1, 1998, between
Vivax Medical Corporation and MED Services Corp.

10(39) Distribution Agreement dated June 1, 1998, between MED Services Corp. and Vivax Medical Corporation.

10(40) Revolving Line of Credit Grid Promissory Note dated
August 7, 1998, between MED Services Corp. and Atlantic Bank of New York.

10(41) Security Agreement dated August 7, 1998, between MED
Services Corp. and Atlantic Bank of New York.


10(42) Amendment to certain 12% Convertible Subordinated Debentures dated April 30, 1990.

10(43) Amendment to certain Note dated March 12, 1997 between
Jayark Corporation and A-V Texas Holding, LLC.

10(44) Asset Purchase Agreement dated January 5, 2000, between Fisher Medical LLC and Fisher Medical Corporation.

10(45) Technology License dated January 5, 2000, between
Fisher Medical LLC and Fisher Medical Corporation.

10(46) Employment Agreement dated January 5, 2000, between
Fisher Medical Corporation and Stephen Fisher, Jr.

10(47) Non-Disclosure and Non-Competition Agreement dated
January 5, 2000, between Fisher Medical Corporation and Stephen

Fisher, Jr.

10(48) Employment Agreement dated January 5, 2000, between
Fisher Medical Corporation and Stephen Fisher, Sr.


10(49) Non-Disclosure and Non-Competition Agreement dated
January 5, 2000, between Fisher Medical Corporation and Stephen
Fisher, Sr.

10(50) Amendment to Employment Agreement dated August 25, 2000, between Fisher Medical Corporation and Stephen Fisher, Sr.

                                     E-47

10(51) Amendment to Employment Agreement dated August 25, 2000, between Fisher Medical Corporation and Stephen Fisher, II.

10(52)  Articles of Merger of Fisher Medical Corporation and
Fisher Medical LLC effective October 1, 2001

10(53) Agreement and Plan of Merger of Fisher Medical LLC with and into Fisher Medical Corporation effective October 1, 2001.

                                     E-48

JAYARK CORPORATION
300 Plaza Drive
Vestal, New York 13850
(607)-729-9331

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ________________

-----------------
PROXY
-----------------


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS



The undersigned stockholder of Jayark Corporation (the "Company") hereby appoints David L. Koffman and Robert C. Nolt, and each of them separately, with full power of substitution, proxies to vote all shares of Company common stock, par value $.01 per share, that the undersigned is entitled to vote at the close of business on _______________, at the Special Meeting of Stockholders to be held on ________________ at 10:00 a.m., or any adjournment(s) thereof, on the following proposals:

1. PROPOSAL TO APPROVE AND ADOPT the Agreement and Plan of Merger dated as of February 3, 2003, by and among the Company, J Acquisition Corp. and J Merger Corp., and the consummation of the transactions contemplated thereby, including the exchange of $.40 per share for each share of Jayark common stock.

/ / FOR               / / AGAINST               / / ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE STOCKHOLDERS' MEETING

OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, EXCEPT SUCH
DISCRETIONARY AUTHORITY TO VOTE SHALL BE LIMITED TO MATTERS
OF WHICH THE COMPANY DID NOT HAVE NOTICE A REASONABLE TIME
BEFORE MAILING OF THE PROXY STATEMENT AND THIS PROXY.

ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED BY THE PERSON GIVING IT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED BY DELIVERING TO THE SECRETARY OF THE COMPANY, MR. ROBERT C. NOLT, 300 PLAZA DRIVE , VESTAL, NEW YORK 13850, A WRITTEN NOTICE OF REVOCATION BEARING A LATER DATE THAN THE PROXY, BY DULY EXECUTING AND DELIVERING TO THE SECRETARY A SUBSEQUENTLY DATED PROXY RELATING TO THE SAME SHARES OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON (ALTHOUGH ATTENDANCE AT THE SPECIAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE REVOCATION OF A PROXY).

THIS PROXY WILL BE VOTED AS MARKED. SIGNED BUT UNMARKED PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSALS.

The undersigned acknowledges receipt of the NOTICE OF STOCKHOLDERS' MEETING to be held ________________ and the PROXY STATEMENT dated ________________, and hereby revokes all Proxies heretofore given by the undersigned.

Dated: ________________



----------------------------------------
Signature



----------------
Number of Shares




-----------------------------------------
Signature (If Held Jointly)



----------------------------------------
Title or Authority (If Applicable)



SIGNATURE OF STOCKHOLDER(S) SHOULD CORRESPOND WITH THE NAME IN WHICH SHARES ARE REGISTERED. JOINT HOLDERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY-IN-FACT, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, PARTNER, OR DULY AUTHORIZED OFFICER, PLEASE GIVE TITLE OR AUTHORITY AND ATTACH AUTHORIZATION DOCUMENTS.